As filed with the Securities and Exchange Commission on August 20, 2003

                          Registration No. 333-105055

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                              AMENDMENT NO. 2 TO
                                   FORM S-3
                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933

                          Bond Products Depositor LLC
       (Exact name of registrant as specified in governing instruments)

                                   Delaware
        (State or other jurisdiction of incorporation or organization)

                                  54-2104116
                    (I.R.S. employer identification number)

                       Bank of America Corporate Center
                        Charlotte, North Carolina 28255
                   (Address of principal executive offices)

                             Paul J. Polking, Esq.
                 Executive Vice President and General Counsel
                          Bank of America Corporation
                       Bank of America Corporate Center
                        Charlotte, North Carolina 28255
                                (704) 386-7484
                   (Name and address of agent for services)

                                   Copy to:


                                C. Thomas Kunz
                             Skadden, Arps, Slate,
                              Meagher & Flom LLP
                                4 Times Square
                              New York, NY 10036

               Approximate date of commencement of proposed sale to the public: From time to time on or after the effective date of this Registration Statement as determined by market conditions.

               If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|

               If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act") other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. |X|

               If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

               If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

               If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|


                             CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------
                                                                   Proposed
                                                  Proposed         Maximum
                             Offering              Maximum          Amount
  Title of Securities      Amount to be        Offering Price    of Offering    Registration
  Being Registered(1)      Registered(2)          Per Unit         Price(1)          Fee
---------------------------------------------------------------------------------------------
Trust Certificates          $1,000,000              100%          $1,000,000       $80.90
---------------------------------------------------------------------------------------------

(1) The certificates are also being registered for the purpose of market-making by Banc of America Securities LLC and its affiliates.
(2)  Estimated solely for the purpose of calculating the registration fee.

               The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.


                               EXPLANATORY NOTE

               This registration statement includes a base prospectus with a corresponding form of prospectus supplement for offering series of certificates representing, in each case, the entire beneficial ownership interest in various trusts to be created from time to time, the assets of which will consist primarily of securities within one of the following categories: (1) a debt security or asset backed security or a pool of such debt securities or asset backed securities issued or guaranteed by one or more corporations, banking organizations, insurance companies or special purpose vehicles (including trusts, limited liability companies, partnerships or other special purpose entities); (2) a debt security or a pool of such debt securities which represent obligations issued by or guaranteed by a foreign government, political subdivision or agency or instrumentality thereof; (3) an obligation or obligations of one or more foreign private issuers; or (4) a debt security or a pool of such debt securities which represent obligations of the United States of America, any agency thereof for the payment of which the full faith and credit of the United States of America is pledged, or a United States government-sponsored organization created pursuant to a federal statute. All of such securities will either be publicly issued or available for resale pursuant to an exemption from registration under the Securities Act. In each case the assets will be deposited in the trust by Bond Products Depositor LLC.

               The information in this prospectus supplement and the accompanying base prospectus is not complete and may be changed. We may not sell these securities until this registration statement filed with the Securities and Exchange Commission is effective. Neither this prospectus supplement nor the accompanying base prospectus is an offer to sell and neither document is intended to solicit an offer to buy these securities in any state where the offer or sale is not permitted.

                 Subject to Completion Dated __________, 200__

                             Prospectus Supplement
                  (To Prospectus Dated _______________, 200_)

                              $[                 ]

                    Trust Certificates, Series 200[ ] - [ ]
                          Bond Products Depositor LLC

Depositor

                          Principal             Certificate         Price to         Underwriting
                           Balance                 Rate              Public            Discount
[Class [   ]             $__________       [%][Variable][Auction    [100.00%]            __%
[Senior]                                   Rate] [Pass-Through
Certificate]                               Rate][ ]%

[Class [   ]             $__________       [%][Variable][Auction    [100.00%]            __%
[subordinated]                             Rate] [Pass-Through
                                           Certificate] Rate][ ]%


The trust                   o     is a [Delaware statutory business
                                  trust][Delaware common law trust] formed pursuant to a trust agreement between Bond
                                  Products Depositor LLC, as depositor, and [the trustee], as trustee, and

                            o will issue ____ classes of certificates, all of which [except the class [ ] certificates] are offered hereby; the class [ ] certificates will be subordinated to the class [ ] certificates with respect to payments of principal, interest and premiums.

The certificates            o     represent undivided beneficial interests in
                                  the assets of the trust, which consist
                                  [primarily] of a [security][pool of
                                  securities] that are described herein [as well as [describe other trust assets]],

                            o     currently have no trading market, [and]

                            o     are not insured or guaranteed by any
                                  governmental agency.

         The certificates represent interests in the trust only and do not represent an interest in or an obligation of Bond Products Depositor LLC, the trustee or any of their affiliates.

         You should review the information in "Risk Factors" beginning on page S-[ ] of this prospectus supplement and beginning on page [2] of the accompanying base prospectus.

         For complete information about the offered certificates, read both this prospectus supplement and the accompanying base prospectus. This prospectus supplement must be accompanied by the base prospectus if it is being used to offer and sell the offered certificates.

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these certificates or passed upon the adequacy or accuracy of this prospectus supplement or the accompanying base prospectus. Any representation to the contrary is a criminal offense.

         [Subject to the satisfaction of certain conditions, the underwriter[s] named below will purchase the offered certificates from Bond Products Depositor LLC. See "Underwriting" in this prospectus supplement]. It is expected that delivery of the certificates will be made to investors in book-entry form through the facilities of The Depository Trust Company for the accounts of its participants, including Euroclear Bank S.A./N.A., as operator of the Euroclear System and Clearstream Banking, a societe anonyme, on or about [ ], 200[ ].

                        Banc of America Securities LLC

____________, 200_

             IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
          PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING BASE PROSPECTUS

         We provide information to you about the certificates in two separate documents that progressively provide more detail about the certificates: (a) the accompanying base prospectus, which provides general information, some of which may not apply to your series of certificates and (b) this prospectus supplement, which describes the specific terms of your series of certificates.

         As you read through these sections, cross-references will direct you to more detailed descriptions in the base prospectus attached hereto and elsewhere in this prospectus supplement.

         In connection with making a decision to invest in the certificates, you should rely only on the information contained in this prospectus supplement and the accompanying base prospectus. We have not, and the underwriter[s] [have] [has] not, authorized anyone to provide you with different or additional information. If anyone provides you with different or additional information, you should not rely on it. Neither Bond Products Depositor LLC (the "Depositor") nor the underwriter[s] [is] [are] making an offer to sell the certificates or soliciting an offer to buy the certificates in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this prospectus supplement is accurate as of any date other than the date on the front cover of this prospectus supplement or that the information contained in the accompanying base prospectus is accurate as of any date other than the date on its front cover.

         Detailed information relating to certain underlying securities and the related issuers will be included in this prospectus supplement. Additional information is available from the SEC. Copies of offering memoranda relating to issued underlying securities will not be distributed to prospective investors. Accordingly, prospective investors must rely entirely on the disclosure contained herein with respect to the underlying securities. Information that is included or incorporated by reference in prospectuses or other offering documents which relate to any of the underlying securities is not, and shall not be deemed to be, a part of this prospectus in any respect. In connection with the offering of the certificates, neither the Depositor nor the trustee assumes any responsibility for the accuracy or completeness of any of the information that is included or incorporated by reference in those prospectuses or other offering documents.

         Given the complexity of the transaction contemplated by this prospectus supplement and the accompanying base prospectus, you are urged to consult your own attorneys, business advisors and tax advisors for legal, business and tax advice regarding a decision to invest in the certificates.

         For 90 days following the date of this prospectus supplement, all dealers selling the certificates are required to deliver a copy of this prospectus supplement and the accompanying base prospectus to each potential investor. This is in addition to the dealers' obligation to deliver a copy of this prospectus supplement and the accompanying base prospectus to each potential investor when acting as an agent of the Depositor in soliciting offers to purchase certificates.

         We include cross-references in this prospectus supplement and the accompanying base prospectus to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the accompanying base prospectus indicate the pages on which these captions are located.

                               TABLE OF CONTENTS

                             PROSPECTUS SUPPLEMENT

SUMMARY OF PROSPECTUS SUPPLEMENT.............................................S-1
RISK FACTORS.................................................................S-9
FORMATION OF THE TRUST......................................................S-11
USE OF PROCEEDS.............................................................S-12
DESCRIPTION OF THE DEPOSITED ASSETS.........................................S-12
YIELD ON THE CERTIFICATES...................................................S-18
DESCRIPTION OF THE CERTIFICATES.............................................S-19
[INDEX LINKED CERTIFICATES].................................................S-21
DESCRIPTION OF THE TRUST AGREEMENT..........................................S-26
CERTAIN LEGAL ASPECTS OF THE DEPOSITED ASSETS...............................S-35
IMPORTANT FEDERAL INCOME TAX CONSIDERATIONS.................................S-35
ERISA CONSIDERATIONS........................................................S-53
UNDERWRITING................................................................S-53
RATINGS  ...................................................................S-56
LEGAL MATTERS...............................................................S-56
INDEX OF TERMS FOR PROSPECTUS SUPPLEMENT....................................S-57

         You can find a listing of the pages where capitalized terms used in this prospectus supplement and the accompanying base prospectus are defined under the caption "Index of Terms for Prospectus Supplement" beginning on page S-[ ] in this document and under the caption "Index of Terms for Prospectus" beginning on page [ ] in the accompanying base prospectus.

         The underwriters[s] may engage in transactions that stabilize, maintain or otherwise affect the price of the Certificates, including over-allotment, stabilizing and short-covering transactions in such securities and the imposition of penalty bids, in each case in connection with the offering of the Certificates. For a description of these activities, see "UNDERWRITING" herein.
                           ------------------------

         You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying base prospectus. We have not authorized anyone to provide you with different information.

         We are not offering the offered certificates in any state or other jurisdiction where the offer is not permitted.

         We do not claim that the information in this prospectus supplement and the accompanying base prospectus is accurate as of any date other than the dates stated on their respective covers.

                       SUMMARY OF PROSPECTUS SUPPLEMENT

         The following summary highlights certain of the material terms of the Deposited Assets (as defined below) and the certificates being issued by the trust and offered by this prospectus supplement. It does not contain all of the information that you need to consider in making a decision to invest in the certificates. As a result, you should carefully read this prospectus supplement and the accompanying base prospectus in full.

The Trust.........................The Series 200[ ]-[ ] Trust (the "Trust") is
                                  a [Delaware statutory business
                                  trust][Delaware common law trust] formed pursuant to the Standard Terms for Trust Agreements (the "Standard Terms"), dated as of [ ], 200 [ ] between the Depositor and [ ], as trustee (the "Trustee") as amended by a Series Supplement (the "Series Supplement") for the Series 200[ ]-[ ] Certificates, dated as of [ ], 200[ ], between the Depositor and the Trustee (the Series Supplement together with the Standard Terms, the "Trust Agreement").


The Depositor.....................Bond Products Depositor LLC is a Delaware
                                  limited liability company and a
                                  wholly-owned, limited-purpose subsidiary of
                                  NationsBanc Montgomery Holdings Corporation, which is a wholly-owned subsidiary of Bank of America Corporation. See "The Depositor" in the accompanying base prospectus.

Certificates......................The certificates will consist of the class [
                                  ] [ ]% [Variable Rate] [Auction Rate]
                                  [Senior] pass-through certificates (the
                                  "Class [ ] Certificates") and the class [ ]
                                  [ ]% [Variable Rate] [Auction Rate]
                                  [Subordinated] pass-through certificates
                                  (the "Class [ ] Certificates" and together with the Class [ ] Certificates, the "Certificates") each of which are being offered hereby. The initial certificate principal balance of the Class [ ] Certificates will be $[ ] and the initial certificate principal balance of the Class [ ] Certificates will be $[ ]. The Certificates will be issued pursuant to the Trust Agreement and will constitute the entire undivided beneficial ownership interest in the assets of the Trust. Each class of Certificates represents the right to receive distributions on the assets of the Trust up to their respective certificate principal balances and interest thereon at their applicable pass-through rate. The Certificates will be issued in [book entry form through The Depository Trust Company] [definitive form] in minimum denominations of $[1,000].


The Deposited Assets..............The Deposited Assets will consist of:

                                        o     the Underlying Securities (as
                                              defined below), [and]

                                        o     [describe any interest rate
                                              swaps, currency swaps, floors,
                                              collars or other similar
                                              instruments];

                                        o     [describe any letter of credit;
                                              surety bond; or other applicable
                                              credit support]; and

                                        o     [any other applicable assets of
                                              the Trust].


The Underlying Securities.........The Underlying Securities will have an initial aggregate principal balance of
                                  approximately $[ ] as of [ ], 20[ ] (the
                                  "Cut-off Date"). The Depositor will deposit into the Trust the following fixed income securities (the "Underlying Securities"):
                                  [specify debt security or asset backed
                                  security or a pool of such debt securities or asset backed securities issued by one or more corporations, banking organizations, insurance companies or special purpose vehicles (including trusts, limited liability companies, partnerships or other special purpose entities)] [a debt security or a pool of such debt securities, in each case which represents obligations issued or guaranteed by a foreign government, political subdivision or agency or instrumentality thereof] issued by [specify issuers] [specify obligations of one or more foreign private issuers] [specify debt security or a pool of such debt securities, in each case which represents obligations of the United States of America, any agency thereof for the payment of which the full faith credit of the United States of America is pledged, or a United States government-sponsored organization created pursuant to a federal statute] which have the characteristics described herein under "Description of the Deposited Assets - Description of Underlying Securities" and "- Composition" and which satisfy the criteria described in "Description of the Deposited Assets - Description of Underlying Securities" in the accompanying base prospectus.

                                  [As of the Cut-off Date, the following
                                  information will apply to the Underlying
                                  Securities to be acquired by the Depositor:

                                  --------------------------------------------------------------------------------
                                                              % of
                                                            Aggregate                                  Available
                                                 Principal   Principal  Moody's(1)  S&P(1)  Fitch(1)    Issuer
                                  Issuer  Coupon   Amount    Amount      Rating     Rating  Rating    Information
                                  --------------------------------------------------------------------------------
                                                                                                             (2)
                                  --------------------------------------------------------------------------------
                                                                                                             (3)
                                  --------------------------------------------------------------------------------
                                  --------------------------------------------------------------------------------
                                  --------------------------------------------------------------------------------
                                  --------------------------------------------------------------------------------

                                  (1) If applicable.

                                  [(2) The related issuer is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act").]

                                  [(3) The related issuer is not subject to the Exchange Act reporting requirements and the only available information regarding the [related issuer and] [the Underlying Security] is contained in the offering memorandum related to the issuance of the Underlying Security, the material terms of which are set forth in this prospectus supplement.]

Underlying Securities Issuers.....Each Underlying Security has been issued by a separate issuer (each, an "Underlying
                                  Securities Issuer"). For each Underlying
                                  Security, certain summary information
                                  regarding the related Underlying Securities
                                  Issuer, including its rating, its industry classification and pricing terms with respect to the Underlying Security is set forth herein. More detailed information is provided herein with respect to Underlying Securities Issuers whose securities constitute 10% or more of the Trust's assets. See "Description of the Deposited Assets - Composition." The Underlying Securities Issuers are not participating in this offering, will not receive any proceeds either from the sale of the Underlying Securities to the Depositor or from the issuance or the Certificates and have no direct obligations under the Certificates.

[Other Deposited Assets]..........[The Trust's assets will also include
                                  [describe any calls, interest rate swaps, currency swaps, floors, caps, collars, other credit derivatives or similar agreements] (the "Other Deposited Assets"). See "Description of the Deposited Assets - Description of Other Deposited Assets."]

[Credit Support]..................[The Certificateholders [of the [specify particular classes] Certificates] will also have the benefit of [describe any letter of credit; surety bond; or other applicable credit support] (the "Credit Support") which will be used to support or ensure the [servicing and] [timely] [ultimate] distribution of amounts due with respect to the Underlying Securities, including providing certain coverage with respect to losses]. See "Description of the Deposited Assets - Description of Credit Support."]

[Calculation Agent]...............[[         ] will act as Calculation Agent
                                  (the "Calculation Agent")] and will calculate the value of [the index] from time to time.]

[Call Option].....................[The Certificates are subject to a call option in favor of [identify call option holder (the "Call Option Holder")] pursuant to which the Call Option Holder may, [on or after [ ][on any Business Day], exercise its right to purchase [all or a portion of] the Certificates (the "Call Option") in accordance with the terms of the Trust Agreement and the call rights agreement, dated as of [ ], 20[ ], between the Depositor and the Call Option Holder (the "Call Option Agreement".] See "Description of the Deposited Assets - Description of the Call Option."

Closing Date......................Certificates are expected to be offered on or about ________, 200_ (the "Closing
                                  Date").

Distribution Dates................Payments of interest, principal and premium
                                  (if any) on the Certificates will be made on each [monthly date] [quarterly date] [semi-annual date], or if such date is not a Business Day (as defined herein) on the following Business Day (each, a "Distribution Date").

Final Scheduled Distribution
Date..............................[                    ] (the "Final Scheduled
                                  Distribution Date").

Variable Pass-Through Rates.......[For each Interest Accrual Period (as defined below), the Variable Pass-Through
                                  Rate will be calculated [describe method for determining variable pass-through rates] [The initial Variable Pass-Through Rates for the Class [ ] [Senior] Certificates and the Class [ ] [Subordinated] Certificates will be approximately [ ]% and [ ]%, respectively, per annum.]] [The Pass-Through Rates applicable to the calculation of interest on the Class [ ] [Senior] Certificates and the Class [ ] [Subordinated] Certificates will be [ ]% and [ ]%, respectively, per annum.]

[Auction Rates]...................[For each class of auction rate certificates, the auction rate for each
                                  Interest Accrual Period will be calculated in accordance with the auction procedures set forth in Annex I to this prospectus supplement and will not exceed the maximum auction rate. An Interest Accrual Period for a class of auction rate certificates begins on a distribution date for that class and ends on the day before the next distribution date for that class. The first accrual period for a class of auction rate certificates, however, will begin on the closing date and end on the initial auction date for that class.]

Interest Accrual Periods..........[Interest shall accrue on the outstanding aggregate Certificate Principal Balance of each Class of Certificates at the applicable [Pass-Through] [Auction] Rate on a [monthly] [quarterly] [semi-annual] basis from [ ] to [ ] (each, an "Interest Accrual Period") and such interest shall be paid in accordance with the priority of payments set forth in this prospectus supplement. In the case of the first Interest Accrual Period, interest shall accrue on the initial aggregate Certificate Principal Balance of each Class of Certificates at the applicable initial [Pass-Through] [Auction] Rates from and including the Closing Date to but excluding [___, 200_].

Collection Period.................With respect to each Distribution Date, the period beginning on [ ] and ending at the close of business on [ ] (each such period, a "Collection Period").

Principal Distributions...........The Certificate Principal Balance of each
                                  Certificate represents the maximum amount that the Certificateholder is entitled to receive as distributions allocable to principal. Payments of principal received by the Trust on the Deposited Assets during each Collection Period will be paid to the Certificateholders on each Distribution Date in accordance with the priority of distributions set forth in this prospectus supplement. The Certificate Principal Balance of a Certificate will be reduced by the amount of (x) distributions allocable to principal made to Certificateholders, (y) losses incurred with respect to the Deposited Assets which are allocated to the Certificateholders and (z) certain expenses incurred by the Trustee with the consent of the Certificateholders. [The Notional Amount of the Class [ ] Certificates as of any date of determination is equal to [specify]. Reference to the Notional Amount of the Class [ ] Certificates is solely for convenience in determining the basis on which distributions on the Class [ ] Certificates will be calculated [and determining the relative voting rights of Certificateholders of Class [ ] Certificates for purposes of voting on a class-by-class basis or otherwise]. The Notional Amount does not represent the right to receive any distributions allocable to principal.] [Shortfalls in collections of principal with respect to the Deposited Assets will be allocated to reduce the Certificate Principal Balance of the Class [ ] Certificates and after the Certificate Principal Balance of such Certificates has been reduced to zero, such shortfalls shall be applied to reduce the Certificate Principal Balance of the Class [ ] Certificates, as provided in this prospectus supplement.]

Distributions.....................Certificateholders will be entitled to receive on each Distribution Date, in
                                  accordance with the priority of
                                  distributions set forth in this prospectus supplement and to the extent of available funds, after payment of certain expenses of the Trust [and amounts payable to the [Other Deposited Assets Providers][Credit Support Providers]]:

                                        o     interest accrued on the
                                              Certificates during the related
                                              Interest Accrual Period at the
                                              applicable [Pass-Through]
                                              [Auction] Rate on the
                                              outstanding Certificate
                                              Principal Balance of each class
                                              of Certificates;

                                        o     distributions allocable to
                                              principal, in an amount equal to
                                              all payments allocable to
                                              principal received on the
                                              Deposited Assets during the
                                              applicable Collection Period;
                                              and

                                        o     distributions allocable to
                                              premium (if any) in an amount
                                              equal to all payments of
                                              premiums (if any) received on
                                              the Underlying Securities [or
                                              from the Call Option Holder upon
                                              the exercise of the Call Option]
                                              during the applicable Collection
                                              Period.


                                  Distributions will be made to
                                  Certificateholders only if, and to the
                                  extent that, payments are made with respect to the Deposited Assets.

                                  [The holders of the Class [ ] Certificates will [also] be entitled to receive on each Distribution Date, distributions allocable to interest in an amount equal to [describe Stripped Interest].] [The holders of the Class [ ] Certificates will not be entitled to receive any distributions allocable to principal or premium (if any).] See "Description of the Certificates - Distributions."

[Subordination; Allocation
of Losses]........................[The rights of the holders of the Class [ ]
                                  Certificates to receive distributions of interest, principal and premiums (if any), with respect to the Deposited Assets will be subordinated to the rights of the holders of the Class [ ] Certificates to receive interest, principal and premiums (if any). In addition, losses attributable to the Underlying Securities are allocable first to the Class [ ] Certificates and then to the Class [ ] Certificates. See "Description of the Certificates - Allocation of Losses; Subordination."]

[Optional Termination]............[The Depositor may purchase the Underlying
                                  Securities in the Trust at a price equal to the par amount [or liquidation preference amount, as applicable] of the Underlying Securities in the Trust on any Distribution Date on which the aggregate principal amount of the Underlying Securities remaining in the Trust is less than [10%] of the aggregate principal amount of the Underlying Securities as of the [Cut-off Date]. This would cause the termination of the Trust and early retirement of the Certificates. [Specify any other purchase or repurchase option of the Depositor.] See "Description of the Trust Agreement - Termination" herein and "Description of Trust Agreement - Termination" in the accompanying base prospectus.]

Ratings...........................[It is a condition to the issuance of the
                                  Certificates that the Certificates be rated at least [" "] by [Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P")], [" "] by [Moody's Investors Service, Inc. ("Moody's")] and [" "] by [Fitch Inc. ("Fitch")]. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. A security rating does not address the occurrence or frequency of redemptions or prepayments on, or extensions of the maturity of, the Underlying Securities, the corresponding effect on yield to investors [or whether investors in the Class [ ] Certificates may fail to recover fully their initial investment]. See "Ratings."]

Specified Currency;
Denominations.....................The Class [ ] Certificates and the Class [ ]
                                  Certificates will be denominated and payable in [U.S. dollars] (the "Specified Currency") and will be available for purchase in minimum denominations of [$][1,000] and in integral multiples of [$][25].

Form of Certificates..............[The Certificates will be issued as book-entry certificates through the
                                  facilities of The Depository Trust Company
                                  ("DTC"), except under circumstances
                                  specified herein] See "Description of the Certificates - Definitive Certificates." Distributions will be settled in [immediately available (same-day)] funds.

Trustee...........................[ ], as trustee.

Important Federal Income Tax
Considerations....................It is a condition to the issuance of the
                                  Certificates that the Depositor receive an opinion from special tax counsel to the Trust to the effect that the Trust will [not be classified for federal income tax purposes as an association (or publicly traded partnership) taxable as a corporation][qualify as a grantor trust for federal income tax purposes and will not be classified for federal income tax purposes as an association (or publicly traded partnership) taxable as a corporation][qualify as a partnership for federal income tax purposes and will not be classified for federal income tax purposes as an association (or publicly traded partnership) taxable as a corporation][qualify as a "FASIT" for federal income tax purposes]. See "Important Federal Income Tax Considerations."

ERISA Considerations..............An employee benefit plan subject to the
                                  Employee Retirement Income Security Act of
                                  1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), including an individual retirement account (an "IRA") or Keogh plan (each, a "Plan") should consult its advisors concerning the ability of such Plan to purchase Certificates under ERISA or the Code. Although no assurances can be given, the [Underwriter] believes that each class of Certificates will qualify as Publicly Offered Securities under regulations issued by the U.S. Department of Labor (i.e. freely tradeable, widely held and registered under the Exchange Act) and that, accordingly, the assets of the Trust should not be treated as assets of any employee benefit plan subject to ERISA by reason of an investment in the Certificates. See "ERISA Considerations" herein and in the accompanying base prospectus.

Risk Factors......................See "Risk Factors" for discussion of some of the factors you should carefully consider prior to making a decision to invest in the Certificates.

                                 RISK FACTORS

         [Describe risk factors applicable to the specific Underlying Securities (including any material risks as a result of any repurchase option, call or put and the inclusion in the Underlying Securities of GTCs), [and] [any Other Deposited Assets] [any Credit Support] and the particular structure of the Certificates being offered, including factors affecting the yield on the Certificates and the terms thereof, as described elsewhere herein.] See "Risk Factors" and "Maturity and Yield Considerations" in the accompanying base prospectus.

         Debt Securities; Defaults. The Underlying Securities are subject to credit, liquidity and interest rate risks. [It is expected that a portion of the Underlying Securities will be high yield debt securities issued by entities rated below investment grade, which have greater credit and liquidity risk than investment grade sovereign or corporate bonds.] To the extent that a default occurs with respect to any Underlying Securities and the Trustee sells or otherwise disposes of such Underlying Securities, it is not likely that the proceeds of such sale or other disposition will be equal to unpaid principal and interest accrued thereon.

         While a number of articles and research reports have been written on historical default rates, the timing of such defaults and subsequent recoveries on [high yield] debt securities, there is no central source for relevant data, or a standardized method of measuring default rates, the timing of such defaults or any subsequent recoveries. Furthermore, the historical performance of the bond markets is not necessarily indicative of their future performance. Prospective purchasers of the certificates should consider and determine for themselves the likely level of defaults and the level of recoveries on the Underlying Securities during the term of the Certificates.

         [Early Redemption or Amortization Will Affect Yield and Recovery of Investment.] The Underlying Securities [can be redeemed early at the option of the issuer of the Underlying Securities] [specify dates or conditions] [may amortize early as a result of [describe amortization features of specific Underlying Securities.]] If all or a significant portion of the Underlying Securities are [redeemed] [amortized] early, the Trust will be terminated and Certificateholders may receive a lower overall yield on the Certificates and a distribution of principal before the scheduled maturity of the Certificates].

         [In addition, if all of the Underlying Securities are [redeemed] [amortized] early, the Trust [and the [describe Other Deposited Assets and/or Credit Support] will terminate early[, and the Trust may be required to make a termination payment in accordance with the terms of the [describe Other Deposited Assets and/or Credit Support].]

         [Insert the following for "stripped certificates" only] [The Class [ ] Certificates are not entitled to distributions of principal but receive a portion of interest collections on the Underlying Securities for so long as the Underlying Securities are outstanding. If the Underlying Securities are prepaid or redeemed early or the Trust is otherwise wound up early, returns on the Class [ ] Certificates will be adversely affected.]

         [Qualification of the Trust as a FASIT for Federal Income Tax Purposes.] [No currently effective regulations or other guidance has been issued concerning sections 860H through 860L of the Internal Revenue Code of 1986, as amended, and certain issues relevant to such provisions, that apply to financial asset securitization investment trusts ("FASITs"). Final Treasury regulations and other guidance relating to the qualification of the Trust as a FASIT or the federal income tax consequences of FASITs and holders of interests in FASITs could be issued, possibly with retroactive effect. Hence, definitive guidance cannot be provided regarding many aspects of the federal income tax treatment of Certificateholders. Furthermore, although the Depositor will receive an opinion of Special Tax Counsel that the Trust will qualify as a FASIT for federal income tax purposes, final Treasury regulations and other guidance could affect this qualification. If the Trust failed to qualify as a FASIT for federal income tax purposes, it might be classified as an association, or publicly traded partnership, taxable as a corporation. In such case, the Trust would be subject to federal income tax that could materially reduce cash available to make payments on Certificates. Investors are encouraged to consult their own tax advisors in determining the federal, state, local, foreign, and any other tax consequences relating to FASITs and holders of interests in FASITs.]

         [Liability for Termination Payments.] [[The Swap Agreement] [Each swap transaction] may be terminated early if:

         o [there is a default with respect to] the [related] Underlying Securities [or the Underlying Securities are redeemed early];

         o the Trust or the [Swap Counterparty] fails to make the required payments under the [Swap Agreement];

         o        the [Swap Agreement] becomes illegal or invalid;

         o        the Trust or the [Swap Counterparty] becomes bankrupt;

         o withholding taxes are imposed on payments made by the Trust [or Swap Counterparty under the Swap Agreement;]

         o the [Swap Counterparty] is involved in a merger and disaffirms the [Swap Agreement]; or

         o        [other.]

         At the time of any early termination of the [Swap Agreement], the agreement may have value to either the Trust or the [Swap Counterparty]; if so, the other party will be required to pay that value as a termination payment. The termination payment generally corresponds to the estimated cost to the Trust or the [Swap Counterparty], as the case may be, of entering into a replacement [Swap Agreement]. Such cost generally depends on the value of the remaining payments to be made by the Trust and the remaining payments to be made by the [Swap Counterparty]. The value of the [Swap Agreement] may be highly volatile, and it is not possible to estimate the maximum amount of any termination payment which may be payable by the Trust.]

         [Concentration Risk.] Approximately [ ]% (in par amount) of the Underlying Securities are issued by [number of issuers] [issuers in the same industry] [describe other areas of pool concentration]. The occurrence of [downturns in the issuer's business] [an insolvency event with respect to such issuers] [or regulatory, legal or other developments] could adversely affect the issuer and its ability to satisfy its obligations under the Underlying Securities. Accordingly, payments on the Certificates could be adversely affected by the concentration of the Underlying Securities in any one [issuer or industry].

         [Subordination of the Class [ ] Certificates. Except as described below, the Class [ ] Certificates are fully subordinated on each Distribution Date to the Class [ ] Certificates. No payments of interest will be made on the Class [ ] Certificates until interest on the Class [ ] Certificates has been paid in full. No payment of principal on the Class [ ] Certificates will be made until the Class [ ] Certificates have been paid in full. In addition, to the extent that any losses are incurred on the Underlying Securities, such losses will be borne in the first instance by holders of the Class [ ] Certificates and, thereafter, by holders of the Class [ ] Certificates.]

         [Index Linked Certificate Risk. To the extent that the investment performance of the [specify index] exceeds the investment performance of the pool of Underlying Securities, there may be a mismatch between your Index-Linked Certificates and the [specify index] which could prevent, delay or otherwise adversely effect the trust's ability to make interest payments on your Index-Linked Certificates. Although the Depositor may enter into one or more hedge agreements or credit support arrangements to reduce the impact of such mismatches, there can be no assurance that Underlying Securities together with any such hedge or credit support arrangements, will generate sufficient proceeds to ensure the timely payment of all amounts payable as interest on your Index-Linked Certificates.]

         Reinvestment Risks. In the event the Call Option Holder exercises the call option or the Depositor chooses to optionally terminate the Trust by purchasing the Underlying Securities (under the circumstances described herein), the Deposited Assets will be liquidated and the proceeds will be distributed to the Certificateholders in accordance with the priority of payments described in the Trust Agreement and the Certificateholders will become subject to certain reinvestment risks. After the exercise of a Call Option or upon the occurrence of an optional termination, there can be no assurance that a Certificateholder will be able to reinvest any distribution it receives at a rate which will equal or exceed the rate of return such Certificateholder would have received if it's Certificates remained outstanding until the scheduled maturity.

         Potential Conflicts. Various potential and actual conflicts of interest may arise from the roles of Banc of America Securities LLC ("BAS"), Bond Products Depositor and other affiliated entities (collectively the "BAS Entities") with respect to your Certificates. BAS may have initially underwritten or placed certain of the Underlying Securities which may be purchased by the Depositor for the trust and will underwrite the Certificates issued by the trust. [In addition, a BAS Entity may function as a counterparty with respect to one or more hedge agreements entered into by the Depositor on behalf of the trust.] [BAS Entities [may][will] also act as the [Market Agent] [Auction Agent] with respect to the Certificates.]

         [Certain BAS Entities may have placed or underwritten certain of the Underlying Securities at original issuance, may own equity or other securities of Underlying Securities Issuers and will have provided investment banking services, advisory, banking or other services to Underlying Securities Issuers. In its selection of Underlying Securities, the Depositor may purchase the securities of companies affiliated with any other BAS Entity provided such purchases are negotiated on an arms length basis.]

         BAS Entities may also have ongoing relationships with, render services to or engage in transactions with, Underlying Securities Issuers and may also own any other equity or debt securities issued by Underlying Securities Issuers. As a result, officers of BAS Entities may possess information relating to Underlying Securities Issuers which the Depositor may not be aware of at the time the Depositor acquires the Underlying Securities. In addition, BAS Entities may invest in securities issued by an Underlying Securities Issuer which are senior to, or have interests different from, or adverse to, the interests of holders of the Underlying Securities purchased by the Depositor.

                            FORMATION OF THE TRUST

         The Series 200[ ] -[ ] Trust (the "Trust") will be formed pursuant to the Standard Terms for Trust Agreements, dated as of [ ], 20[ ] (the "Standard Terms"), as amended by that certain series [ ] supplement, dated as of [ ], 20[ ] (the "Series Supplement" and together with the Standard Terms, the "Trust Agreement"), each between the Depositor and the Trustee]. At the time of the execution and delivery of the Trust Agreement, the Depositor will contribute (a) the Underlying Securities, described under "Description of the Deposited Assets - Description of the Underlying Securities" [and] (b) any Other Deposited Assets, described under "Description of the Deposited Assets - Description of Other Deposited Assets"] [and (c) [any Credit Support, described under "Description of the Deposited Assets - Description of Credit Support"] [and (d) [any other assets of the Trust]] (collectively, the "Trust Estate")]. The Trustee, on behalf of the Certificateholders, will accept the Trust Estate and, in consideration for the receipt thereof, will deliver the Certificates to the Depositor.

                                USE OF PROCEEDS

         The net proceeds received by the Depositor from the sale of the Certificates will be used to purchase the Underlying Securities and to enter into [describe any Other Deposited Assets and/or Credit Support], which will be contributed to the Trust and will collectively constitute the Deposited Assets.

                      DESCRIPTION OF THE DEPOSITED ASSETS

         The assets of the Trust will consist primarily of the Underlying Securities [and] [describe Other Deposited Assets] [and] [describe any Credit Support] (collectively, the "Deposited Assets").

Description of the Underlying Securities

         The Underlying Securities (other than Underlying Securities which are issued by a government sponsored entity (a "GSE") or the United States of America) will be purchased by the Depositor in the secondary market, either directly or through an affiliate of Banc of America Securities LLC. No Underlying Securities Issuer is participating in this offering and none will receive any proceeds from the sale of the Underlying Securities to the Depositor or any proceeds from the issuance of the Certificates. The Underlying Securities Issuers will have no direct obligations under the Certificates. [Banc of America Securities LLC, an affiliate of the Depositor, participated in the initial [public] offering of certain of the Underlying Securities as a [placement agent][underwriter]].

         This prospectus supplement sets forth the relevant terms with respect to the Underlying Securities but does not provide detailed information with respect to the Underlying Securities. Prospective purchasers of the Certificates should consider carefully the financial condition of the Underlying Securities Issuers and their ability to make payments on the related Underlying Securities.

         [The disclosure contained herein with respect to the Underlying Securities and their issuers is derived from [publicly available documents] [and] [private placement memoranda]. [[Certain] [Each] issuer[s] of the Underlying Securities is [are] subject to the information reporting requirements of the Exchange Act.] Although the Depositor has no reason to believe that any publicly available information concerning any Underlying Security or its issuer is not reliable, neither the Depositor nor [any of] the underwriter[s] has participated in the preparation of any such documents, or has made any due diligence inquiry with respect to the information provided therein. At the time of the acquisition of any Underlying Security, events affecting the Underlying Security or its issuer may have occurred that may not yet have been publicly disclosed. The occurrence of such events may affect the accuracy or completeness of the publicly available documents described above and may affect an Underlying Securities Issuer's ability to make required payments on its Underlying Securities.

         [The Underlying Securities, which primarily consist of specify debt security or asset backed security or a pool of such debt securities or asset backed securities issued by one or more corporations, banking organizations, insurance companies or special purpose vehicles (including trusts, limited liability companies, partnerships or other special purpose entities)] [a debt security or a pool of such debt securities, in each case which represents obligations issued or guaranteed by a foreign government, political subdivision or agency or instrumentality thereof issued by [specify issuers]] [specify obligations of one or more foreign private issuers] [specify debt security or a pool of such debt securities, in each case which represents obligations of the United States of America, any agency thereof for the payment of which the full faith credit of the United States of America is pledged, or a United States government-sponsored organization created pursuant to a federal statute], and having the characteristics described under "- Composition" and under this subsection"- Description of Underlying Securities."

Composition

         As of the Cut-off Date, the following information will apply to the Underlying Securities to be acquired by the Depositor:


                                               Principal      % of
Name of              Industry                   Amount     Underlying  Maturity  Special    Moody's(3)  S&P(3)  Fitch(3)
Issuer   CUSIP   Classification  Rank  Coupon    ($MM)     Securities    Date    Options(2)  Rating    Rating   Rating
-------  -----   --------------  ----  ------  ---------   ----------  --------  ---------- ---------- -------  --------



                                [Composition of the Underlying Securities Pool
                                        as of the Cut-off Date]

-------------------

1 ["*" denotes an Underlying Security which constitutes a Concentrated Underlying Security as of the Cut-off Date (i.e., the principal balance of such Underlying Security constitutes 10% or more of the aggregate principal balance of the Deposited Assets).]

2 [Describe any special put, call, redemption or conversion option applicable to each Underlying Security.]

3        If applicable.


[Number of Underlying Securities:                          [     ]]
[Aggregate Principal Balance:                             $[     ]]
[Average Principal Balance:                               $[     ]]
[Largest Balance:                                         $[     ]]
[Weighted Average Interest Rate:                        [   ]% per annum]
[Weighted Average Original Term to Maturity:            [   ] years]
[Weighted Average Remaining Term to Maturity:           [   ] years]
[Longest Remaining Term to Maturity:                    [   ] years]


         [Based on publicly available information no],[the Depositor is not aware that any] obligor of any Underlying Security was in default in the payment of any installment of principal, interest [or premium (if any)] with respect thereto. Any rating noted above with respect to any Underlying Security is not a recommendation to purchase, hold or sell such Underlying Security, and a rating may not remain for any given period of time or may be lowered or withdrawn entirely by a rating agency in the future. See "Ratings" herein and "Risk Factors - Ratings of the Certificates" in the accompanying base prospectus regarding considerations applicable to the ratings of the Certificates.]

         Disclosure

         The Deposited Assets [and certain other assets]] contributed to the Trust represent the sole assets of the Trust that are available to make distributions on the Certificates. This prospectus supplement relates only to the Certificates being offered hereby and does not relate to an offering of the Underlying Securities. Accordingly, the information contained herein is intended primarily to describe the Underlying Securities and does not purport to set forth the detailed terms of each Underlying Security or to provide the type of information which would ordinarily be set forth in a prospectus or private offering memoranda pursuant to which the Underlying Securities may have been initially offered.

         [Private placement offering memoranda relating to certain Underlying Securities which were not publicly issued (other than treasury securities or Underlying Securities issued by GSE's) will not be made available to Certificateholders. For an understanding of the material terms of such Underlying Securities, Certificateholders will have to rely solely on the descriptions of the material terms of such Underlying Securities set forth herein.]

         [The following is a description of the material terms of the Underlying Securities which were initially offered in exempt transactions. The descriptions have been derived solely from the private placement offering memoranda related to such Underlying Securities.] [SUMMARY OF MATERIAL TERMS OF PRIVATELY OFFERED UNDERLYING SECURITIES.]

         Underlying Securities Events of Default

         [The following is a summary of the Underlying Security Events of Default which are common to all of the Underlying Securities]:

         o [failure to make scheduled payments of interest, principal, and premium (if any) to holders of such Underlying Security when the same shall become due;]

         o [material breaches of certain representations, warranties or covenants or failure to observe or perform in any material respect any covenant or agreement which breach or failure continues for a specified period of time after notice thereof is given to the issuer of the Underlying Securities by the Underlying Securities trustee or the holders of not less than a specified percentage of such Underlying Securities;]

         o [failure by the Underlying Securities Issuer to make any required payment of principal (and premium, if any) or interest with respect to certain of the other outstanding debt obligations of the Underlying Securities Issuer or the acceleration by or on behalf of the holders thereof of such securities;]

         o [certain events of bankruptcy or insolvency relating to the Underlying Securities Issuer; [and]

         o [describe any additional common events of default with respect to the pool of Underlying Securities].]

         Concentrated Underlying Securities

         [The Underlying Securities have been issued pursuant to [an] [indenture[s]] [fiscal agency agreement[s]] [certificate[s] of designation] [pooling and servicing agreement[s]] [trust agreement[s]] between the [various] [issuer[s] of the Underlying Securities and Underlying Securities [trustee[s]] [fiscal agent[s]] [and describe others] (collectively, the "Issuer Documents")]. With respect to all Underlying Securities which constitute 10% or more of the Deposited Assets (the "Concentrated Underlying Securities"), the following summary describes the material legal, financial and other covenants of such Underlying Securities. The Trust will not contain privately issued securities in amounts sufficient for such privately issued securities to constitute Concentrated Underlying Securities.

         [SUMMARY OF MATERIAL TERMS OF CONCENTRATED UNDERLYING SECURITIES, AND ALL RELEVANT INFORMATION WITH RESPECT TO THE RELATED ISSUERS
(INCLUDING SUMMARIZED FINANCIALS FOR EACH RELATED ISSUER)]

         [Name such obligor] is subject to the informational requirements of the Exchange Act and in accordance therewith files reports and other information (including financial information) with the SEC [and makes available to the public upon request certain annual reports containing financial and other information]. You can request copies of these documents, upon payment of a duplicating fee, by writing to the SEC. Please call the SEC at (800) SEC-0330 for further information on the operation of the SEC's public reference rooms. In addition, such reports and other information [can be inspected at the offices of the [New York Stock Exchange at 20 Broad Street, New York, New York 10005] [American Stock Exchange, 86 Trinity Place, New York, New York 10006]] [may be obtained from [name such obligor], according to its most recent annual report, upon written or oral request to [name such obligor].] You can inspect and copy the registration statement at the public reference facilities maintained by the Securities and Exchange Commission. The Securities and Exchange Commission's public reference facilities are located at its Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549. Information as to the operation of the public reference facility is available by calling the Securities and Exchange Commission at 1-800-SEC-0330. The Securities and Exchange Commission maintains an Internet Web site that contains reports, proxy and information statements and other information that we file electronically with the SEC. The address of such Internet Web site is (http://www.sec.gov).

[Description of Other Deposited Assets]

         [The Swap Agreement will document an interest rate swap transaction between the Trust and the Swap Counterparty under which the Trust will pay to the Swap Counterparty the [fixed rate] [floating rate] coupon payments received in respect of the Underlying Securities and receive from the Swap Counterparty [floating rate] [fixed rate] payments. The swap transaction will have the effect, subject to performance by the Swap Counterparty of its obligations under the Swap Agreement, of converting the coupon received on the Underlying Securities into the effective coupon the Trust will distribute with respect to the Certificates.]

         [The Swap Agreement will document a cross-currency swap transaction between the Trust and the Swap Counterparty under which the Trust will pay to the Swap Counterparty the [foreign currency] [dollar] payments received on the Underlying Securities, and will receive from the Swap Counterparty [dollar] [foreign currency] payments. The transaction will have the effect, subject to performance by the Swap Counterparty of its obligations under the Swap Agreement, of converting the currency of collections received on the Underlying Securities into the currency in which the Trust will make distributions with respect to the Certificates.]

         [The Swap Agreement will document a total rate of return swap transaction between the Trust and the Swap Counterparty under which the Trust will pay to the Swap Counterparty the coupon, principal and premium payments received on the Underlying Securities during the relevant period, and will receive from the Swap Counterparty coupon, principal and premium payments based on the increase in value of the index during the relevant period or make payments to the Swap Counterparty based on the decrease in value of the index during the relevant period. The Trust will not be required to make payments under the total rate of return swap transaction if such payments would cause a loss of principal to the Certificates. The transaction will have the effect, subject to performance by the Swap Counterparty of its obligations under the Swap Agreement, of converting the return on the Underlying Securities to the return based on the performance of the index that the Trust will distribute on the Certificates.]

         [The Swap Agreement will document an option transaction between the Trust and the Swap Counterparty under which the Trust will [purchase a put option from] [grant a call option to] the Swap Counterparty with respect to the Certificates or the Underlying Securities, and the Trust will make a payment to the Swap Counterparty of ____, and the Swap Counterparty will make a payment to the Trust of ____. [The call option will effectively reserve to the Swap Counterparty the right to realize all or a portion of the increase in the market value of specified Underlying Securities at or prior to the maturity of the Certificates or to effect a conversion of the Certificates into the right to receive another security.] [The put option will entitle the Trust to put to the Swap Counterparty the Certificates at par, thereby protecting the Trust from a decline in the market value of the related Certificates.] [The Trust Agreement will provide that the Trust will automatically exercise the put option, unless otherwise instructed by the Certificateholders, if the market value of the Certificates on the exercise date for the put option is less than the par value of such Certificates.]]

         [The Swap Agreement documents a credit swap transaction, under which the Swap Counterparty will receive payments from the Trust of ____% per annum on payment dates which occur on each Distribution Date for the Certificates. The Swap Agreement also provides that the Trust has the right to deliver to the Swap Counterparty specified deliverable obligations of a specific entity (the "Reference Entity") in exchange for the delivery of the Underlying Securities or the proceeds of the Underlying Securities by the Swap Counterparty to the Trust upon the occurrence of one or more defined credit events with respect to the Reference Entity. Effectively, the credit swap transaction will mitigate credit risks associated with holding the deliverable obligation directly to which the Trust is otherwise exposed. [Describe Credit Events]].

         [The Swap Agreement documents a credit swap transaction, under which the Trust will receive payments from the Swap Counterparty of ____% per annum on payment dates which occur on each Distribution Date for the Certificates. The Swap Agreement also provides that the Swap Counterparty has the right to deliver to the Trust specified deliverable obligations of a Reference Entity in exchange for the [payment of an agreed upon amount] [delivery of the Underlying Securities or the proceeds of the Underlying Securities] by the Trust to the Swap Counterparty upon the occurrence of one or more defined credit events with respect to the Reference Entity. Effectively, the credit swap transaction will expose the Trust to the credit risks associated with holding the deliverable obligation directly.

         [The notional amount of the [interest rate] [currency] [total rate of return] [credit] swap transaction will be equivalent to the principal amount of Certificates held by the Trust. Payment dates and accrual periods under the Swap Agreement will match the Distribution Dates and interest accrual periods on the Certificates. The [floating rate] [index value] applicable to payments during each period under the Swap Agreement will be established by the Calculation Agent on each payment date based on the value of [the [floating rate] as of the ___ day prior to the first day of the Interest Accrual Period] [the index as of the ___ day prior to the last day of the Interest Accrual Period.]] The value of [floating rate] [index] will be determined by reference to the [screen] or in the event such [screen] [rate] [value] is unavailable by reference to quotations from market makers obtained by the Calculation Agent.]

[Description of the Call Option]

         [On any Business Day on or after [________][On any Business Day after the Call Option Holder gives notice indicating its intention to redeem the Certificates,] the Call Option Holder may purchase, [in whole or in part,] the outstanding Certificates from the Trust at a price equal to [the Certificate Principal Balance of the Certificates plus accrued and unpaid interest to the date of redemption] [plus a premium equal to [ ].] [If a Call Option is exercised, [all or a portion of the] Class [ ] Certificates [and Class [ ] Certificates] will be redeemed for an amount equal to $[ ] per Class [ ] Certificate [and Class [ ] Certificate] plus accrued and unpaid interest to the date of redemption.]

[Description of Credit Support]

         [On or about the Closing Date, the Depositor and [credit support provider] will enter into a [describe credit support agreement] (the "Credit Support Agreement"). The Credit Support Agreement will be for the sole benefit of the [Class [ ] Certificates [and the Class [ ] Certificates]]. The Credit Support Agreement will constitute part of the assets owned by the Trust [to the extent provided below] and will support or ensure the [servicing and] [timely] [ultimate] distribution of amounts due with respect to the Underlying Securities, in the manner described below.]

[The Letter of Credit]

         [The Letter of Credit will be irrevocable and will [support the [timely][ultimate] remittance of amounts due with respect to the Underlying Securities [and the Other Deposited Assets]. [The maximum amount that the Trustee may draw under the Letter of Credit will initially be equal to $[ ]. The initial amount of the Letter of Credit will be $[ ]. Thereafter, the amount of the Letter of Credit with respect to any Distribution Date will equal [the lesser of (i) [ ]% of the aggregate Certificate Principal Balance outstanding on the preceding Distribution Date (after giving effect to any payment of principal made on such preceding Distribution Date) but in any event not less than $[ ], and (ii)] the amount of the Letter of Credit on the preceding Distribution Date, plus [(a) reimbursement of certain advances under the Letter of Credit and (b) recoveries on defaulted Underlying Securities and [ Other Deposited Assets] [describe other methods]. The Letter of Credit expires on [ ], 20[ ]. The Trustee will be obligated, in the event of a drawing on the Letter of Credit, to pursue appropriate remedies against the Underlying Securities, [ Other Deposited Assets], any other assets of the Trust, and any realization thereon shall be paid to the letter of credit bank to the extent of any amounts owing, in the manner and priority specified herein.]]

         [Add language regarding the letter of credit bank with respect to its debt ratings, activities it engages in, regulatory authorities having jurisdiction over it and the nature of such regulation, a narrative description of its assets, liabilities (including deposits) and equity, and include an address for further information concerning the letter of credit bank. In addition, to the extent that the letter of credit will cover payment of 20% or more of the aggregate principal amount of the Certificates covered thereby, provide information of financial and other matters with respect to the letter of credit bank, if necessary.]

[The Surety Bond]

         [The Surety Bond will guaranty [timely] [ultimate] distributions of the principal of and premium (if any) and interest with respect to the Class [ ] Certificates. The Surety Bond expires on [ ], 20__. The Trustee will be obligated, in the event of a drawing on the Surety Bond, to pursue appropriate remedies against the Underlying Securities, [Other Deposited Assets], any other assets of the Trust and any amounts realized thereon shall be paid to the Surety Bond provider to the extent of any amounts owing, in the manner and priority specified herein.]

         [Describe the issuer of the Surety Bond including its debt rating, activities it engages in, regulatory authorities having jurisdiction over it and the nature of such regulation, a narrative description of its assets, liabilities (including deposits) and equity, and include an address for further information concerning the surety. In addition, to the extent that the Surety Bond will cover payment of 20% or more of the aggregate principal amount of the Certificates covered thereby, provide information of financial and other matters with respect to the issuer of the Surety Bond, if necessary.]]

[Reserve Account]

         [Certain collections with respect to the Deposited Assets not distributed with respect to the Certificates, the Deposited Assets, the Certificate Account [the Reserve Account] [and] [the Call Option Agreement] shall be deposited in the Reserve Account.] Amounts on deposit in the Reserve Account may be used by the Trustee to make payments of interest on the Certificates to the extent that funds to make such payments are not otherwise available. Immediately after any Distribution Date, amounts in the Reserve Account in excess of [indicate formula] [may be distributed to the Depositor].]

                           YIELD ON THE CERTIFICATES

         [Describe how the yield on the Certificates may be impacted by factors relating to the Deposited Assets and the manner and priority in which collections thereon are allocated to the Certificateholders of each class of the Certificates.] See "Maturity and Yield Considerations" in the accompanying base prospectus.

                        DESCRIPTION OF THE CERTIFICATES

General

         The Certificates will be issued pursuant to the Trust Agreement. See "Description of the Trust Agreement." Each Certificate will represent an undivided beneficial interest in the assets of the Trust which will primarily consist of the Deposited Assets. The Trust's assets will be held by the Trustee for the benefit of the Certificateholders.

         The Certificates will consist of [ ] classes of certificates, the class [ ] [ ] [Senior][variable rate][auction rate] pass-through certificates (the "Class [ ] Certificates") and the class [ ] [[ ]%][Subordinated][variable rate][auction rate] pass-through certificates (the "Class [ ] Certificates" and together with the Class [ ] Certificates, the "Certificates") each of which are being offered hereby. The Certificates will be denominated and distributions with respect thereto will be payable in the Specified Currency. The Certificates represent in the aggregate the entire beneficial ownership interest in the Trust. The Class [ ] Certificates will have in the aggregate an initial [Certificate Principal Balance] [Notional Amount] of [$]________ (approximate) and the Class [ ] Certificates will have in the aggregate an initial [Certificate Principal Balance] [Notional Amount] of [$]________ (approximate).]

         The Certificates [(other than the Class [ ] Certificates (the "Definitive Classes"))] will be in registered form and will be issued, maintained and transferred on the book-entry records of DTC and its participants in minimum denominations of $[1,000] and [integral multiples thereof] [multiples of $[25] in excess thereof].

         The Certificates will each initially be represented by one or more global certificates registered in the name of the nominee of DTC (together with any successor clearing agency selected by the Depositor, the "Clearing Agency"), except as provided below. DTC's nominee will be Cede & Co. No holder of an interest in any registered Certificate will be entitled to receive a definitive certificate representing such person's interest, except as set forth below under "-Definitive Certificates." Unless and until definitive certificates are issued under the limited circumstances described herein, all references to actions by Certificateholders with respect to any such Certificates shall refer to actions taken by DTC upon instructions from its participants. See "-Definitive Certificates" below and "Description of the Certificates - Global Securities" in the accompanying base prospectus.

         Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC will take actions permitted to be taken by a Certificateholder under the Trust Agreement only at the direction of one or more participants to whose DTC account such Certificates are credited. Additionally, DTC will take action with respect to specified Voting Rights only at the direction and on behalf of participants whose holdings of such Certificates evidence such specified Voting Rights. DTC may take conflicting actions with respect to Voting Rights, to the extent that participants whose holdings of Certificates evidence such Voting Rights, authorize such divergent actions.

Definitive Certificates

         Definitive certificates will be issued to Certificateholders or their nominees, respectively, rather than to DTC or its nominee, only if (i) the Depositor advises the Trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as Clearing Agency with respect to each class of Certificates [(other than the Definitive Classes)] and the Depositor is unable to locate a qualified successor or (ii) the Depositor, at its option, elects to terminate the book-entry system through DTC.

         Upon the occurrence of any event described in the immediately preceding paragraph, the Trustee is required to notify all Certificateholders of the availability through DTC of definitive certificates. Upon surrender by DTC of the definitive certificates representing the Certificates [(other than the Definitive Classes of certificates)] and receipt of instructions for re-registration, the Trustee will reissue such Certificates as definitive certificates issued in the respective principal amounts owned by the individual owners of the Certificates. Thereafter the Trustee will recognize the holders of the definitive certificates as Certificateholders under the Trust Agreement.

[Listing on the New York Stock Exchange]

         [The Certificates have been authorized for listing, upon official notice of issuance, with [the New York Stock Exchange, Inc. (the "NYSE")]. There can be no assurance that the Certificates, once listed, will continue to be eligible for trading on [the NYSE]].

Interest

         The holders of the Class [ ] Certificates shall be entitled to distributions of interest calculated on the Certificate Principal Balance of the Class [ ] Certificates at [a fixed rate equal to [ ]% per annum] [a variable rate equal to [describe variable rate calculation] [an auction rate calculated in accordance with the auction procedures set forth in Annex I hereto] and the holders of the Class [ ] Certificates shall be entitled to distributions of interest calculated on the Certificate Principal Balance of the Class [ ] Certificates at [a fixed rate of [ %] per annum] [a variable rate equal to [describe variable rate calculation]] [an auction rate calculated as described herein]. [The initial Variable Pass-Through Rates for the Class [ ] Certificates [,] [and] the Class [ ] Certificates will be approximately [ ]% and [ ]% per annum, respectively.] [The initial Auction Rates for the Class [ ] Certificates [,] [and] the Class [ ] Certificates will be [ ]% and [ ]% per annum, respectively.]

         For each Distribution Date, interest shall accrue on each Certificate during the period (i) for the first Distribution Date, beginning on and including the Closing Date and ending on but excluding [
                    ], 200__, and (ii) for each succeeding Distribution Date [beginning on the first day of the month and ending on the last day of such month] [beginning on and including the prior Distribution Date, to but excluding the current Distribution Date] [describe quarterly] [describe monthly] [describe semi-annually] (in each case, the "Interest Accrual Period").

         [On each Distribution Date, the interest payable to each holder of the Class [ ] Certificates shall be equal to the product of (x) a fraction equal to the actual number of days elapsed in the related Interest Accrual Period divided by 360, (y) (i) the applicable Class [ ] Certificate Principal Balance as of the preceding Distribution Date (after giving effect to all payments of principal made on such preceding Distribution Date) (or in the case of the initial Distribution Date, the Class [ ] Certificate
Principal Balance as of the Closing Date) and (ii) the Class [ ] Pass-Through Rate for the related Interest Accrual Period. Such amounts will be distributed to Certificateholders entitled thereto who are beneficial holders of record as of the day immediately preceding such Distribution Date (in each case, the "Record Date"), to the extent that Available Funds (as defined herein) on deposit in the Certificate Account are sufficient to pay interest due on the Class [ ] Certificates. [The right of the Class [ ] Certificateholders to receive distributions of interest will be subordinated to the rights of the Class [ ] Certificateholders to receive distributions of interest to the extent described herein.]]

         [On each Distribution Date, the interest payable to each holder of the Class [ ] Certificates shall be equal to one-half] the product of (a) the Class A-[ ] Certificate Rate and (b) the applicable Certificate Principal Balance for the Class A-[ ] Certificates as of the preceding Distribution Date (after giving effect to all payments of principal made on such preceding Distribution Date) (or in the case of the initial Distribution Date, the Class
[ ] Certificate Principal Balance as of the Closing Date). Such amounts will be distributed to Certificateholders entitled thereto who are beneficial holders of record as of the day immediately preceding such Distribution Date (in each case, the "Record Date"), to the extent that Available Funds (as defined herein) on deposit in the Certificate Account are sufficient to pay interest due on the Class [ ] Certificates. [The right of the Class [ ] Certificateholders to receive distributions of interest will be subordinated to the right of the Class [ ] Certificateholders to receive distributions of interest to the extent described herein.]]

Principal

         The Certificate Principal Balance of each Certificate represents the maximum amount that the holder thereof will be entitled to receive as distributions of principal from future collections on the Deposited Assets. The outstanding Certificate Principal Balance of each Certificate will be reduced to the extent of (x) distributions of principal thereon, (y) net losses realized on any Deposited Asset (such amounts "Realized Losses"), and
(z) any Extraordinary Trust Expenses (as defined herein) incurred by the Trustee with the consent of the Certificateholders allocated thereto. Distributions of principal will be made on a pro rata basis to the Certificateholders of each Class. On each Distribution Date, all payments in respect of principal on the Deposited Assets received by the Trustee during the preceding Collection Period, plus any amounts received in connection with the liquidation or default of any Deposited Assets, will be distributed by the Trustee to the Certificateholders of record as of the preceding Record Date. [The right of the Class [ ] Certificateholders to receive distributions of principal will be subordinated to the right of the Class [ ] Certificateholders to receive distributions of interest and principal to the extent described herein.]

[Index Linked Certificates]

         [The Class [ ] Certificates are "Index-Linked Certificates" as described in the accompanying base prospectus. Distributions of [interest] [and principal] with respect to the Class [ ] Certificates will depend on the value of the [specify index]. The [specify index] reflects the appreciation or depreciation in the price of a designated [group of securities, commodities, mutual funds, currencies, intangibles, goods or articles or other objective price, economic or other indexed asset] over a given period of time. Depending on the performance of [the [specify index] over the related Interest Accrual Period][the performance of the [specify index] over the time the Class [ ] Certificates are outstanding] [the value of the [specify index] on the final scheduled distribution date for the Class [ ] Certificates], Certificateholders may receive a lesser return of principal on the Class [ ] Certificates than they would have received had they held the Underlying Securities.]

         [The value of the [specify index] is determined by changes in the prices of the [securities, commodities, mutual funds, currencies, intangibles, goods or articles or other objective price, economic or other indexed asset] which make up the index. Such changes generally depend on factors -- such as economic and political events and the supply of and demand for [indexed assets] -- that the Depositor [, the Swap Counterparty] and the Trustee and their affiliates do not control and cannot foresee.]

         [[The risk of [decreased interest payments] as a result of the linkage of payments on Index-Linked Certificates to the [specify index] is substantial. Prospective purchasers should read "Risk Factors -- Index Linked Certificate Risk" and consult their own financial and legal advisors as to the risks entailed by an investment in Index-Linked Certificates.]]

[Auction Rate Certificates]

         [The Class [ ] Certificates are "Auction Rate Certificates" as described in the accompanying base prospectus. Distributions of interest with respect to the Class [ ] Certificates will depend on the Auction Rate for the related Interest Accrual Period. The Auction Rate for each Interest Accrual Period will be calculated in accordance with the auction procedures set forth in Annex I hereto and will not exceed the Maximum Auction Rate set forth therein. The Auction Rate Certificates will have the stated maturity of [specify date] and will bear interest at [ ]% through the first Interest Accrual Period. The Interest Accrual Period for Auction Rate Certificates will initially consist of [ ] days. The Auction Date will generally be the Business Day which occurs three days prior to the first day of each Interest Accrual Period.]

[Subordination of Class [    ] Certificates]

         [Distributions of interest on the Class [ ] Certificates will be subordinated in priority of payment to distributions of interest (but not principal or premium) due on the Class [ ] Certificates, and distributions of principal on the Class [ ] Certificates will be subordinated in priority of payment to distributions of interest and principal due on the Class [ ] Certificates. In addition, distributions of premium, if any, on the Class [ ] Certificates, will be subordinated in priority of payment to distributions of interest, principal and premium due on the Class [ ] Certificates.]

Distributions

         On each Distribution Date, the Trustee will apply the Available Funds on deposit in the Certificate Account to make the following distributions in the following order of priority:

         (a) the Trustee will apply Interest Proceeds as follows:

              (i) to the Trustee, as reimbursement for all Extraordinary Trust Expenses incurred by the Trustee in accordance with the Trust Agreement [up to [ ]];

              (ii) [to the [providers of the Other Deposited Assets] [providers of Credit Support], any amounts required to be paid or reimbursed to, or deposited with, any such person in accordance with the terms of the [Other Deposited Assets Agreement and/or Credit Support Agreement]];

              (iii) to the Class [ ] Certificateholders, the Accrued Certificate Interest for the Class [ ]
                           Certificates;

              (iv) to the Class [ ] Certificateholders, the Accrued Certificate Interest for the Class [ ]
                           Certificates;

              (v) [to the Reserve Account, an amount equal to [the Required Reserve Account Amount]]; [and]

              (vi)         all remaining amounts, if any, to the Depositor;

         (b) the Trustee will apply Principal Proceeds as follows:

              (i) [to the Trustee as reimbursement for all Extraordinary Trust Expenses not reimbursed in clause (a)(i) above;]

              (ii) to the Class [ ] Certificateholders, up to the Class [ ] Certificate Principal Balance; and

              (iii) to the Class [ ] Certificateholders, up to the Class [ ] Certificate Principal Balance; and

         (c) the Trustee will apply Premium Proceeds (if any) as follows:

              (i) to the Class [ ] Certificateholders, [in the proportion that the Certificate Principal Balance of the Class [ ] Certificates bears to the Certificate Principal Balance of the Class [ ] Certificates]; and

              (ii) to the Class [ ] Certificateholders, [in the proportion that the Certificate Principal Balance of the Class [ ] Certificates bears to the Certificate Principal Balance of the Class [ ] Certificates].

         Collections received on the Deposited Assets during any Collection Period may not be sufficient, after payment of [all] Extraordinary Trust Expenses [and payment of [all] [certain] amounts required to be paid to the Other Deposited Assets Providers [and][or] Credit Support Providers] for such period, to make all required distributions to the Certificateholders. To the extent Available Funds are insufficient to make any such distributions due to any such series or class, any shortfall will be carried over and will be distributable on the next Distribution Date on which sufficient funds exist to pay the shortfall.

         For purposes hereof, the following terms have the following meanings:

                  "Available Funds" means for any Distribution Date the sum of
         (a) all amounts actually received on or with respect to the Underlying Securities (including Liquidation Proceeds and investment income on amounts on deposit in the Certificate Account [and the Reserve Account]) during the related Collection Period, [(b) amounts received by the Trust as of such Distribution Date under the terms of any Credit Support Instruments described herein,] [(c)] [all amounts received by the Trust under the terms of any Other Deposited Assets,] [(d)] [all amounts transferred to the Certificate Account from the Reserve Account to cover shortfalls in the amounts available to pay the Required Interest Amount in respect of the Certificates, (e) [any additional amounts that the Depositor may remit to the Trustee from time to time according to the terms of the Trust Agreement for application as Available Funds.]

                  "Accrued Certificate Interest" shall mean the interest to be distributed to the Class A-[ ] Certificates and the Class A-[ ] Certificates on each Distribution Date which shall consist of (i) previously accrued Required Interest Amount that remained unpaid on the previous Distribution Date (on a cumulative basis) with respect to each class of Certificates and (ii) Required Interest Amount accrued during the related Interest Accrual Period with respect to each class of Certificates.

                  "Certificate Principal Balance" means for any class of Certificates [(other than the Class [ ] Certificates)] as of any date of determination an amount equal to the initial Certificate Principal Balance thereof, reduced by the aggregate of (a) all amounts allocable to principal previously distributed with respect to such class of Certificates, (b) any reductions attributable to Certificates surrendered in exchange for Underlying Securities and
         (c) any reductions in the Certificate Principal Balance based on allocations to such Certificates of (i) Realized Losses allocable to principal on the Deposited Assets and (ii) Extraordinary Trust Expenses as allocated to such Class pursuant to the Series Supplement.

                  "Eligible Investments" means, with respect to the Certificates[, those investments acceptable to the Rating Agency as being consistent with the rating of such Certificates, as specified in the Trust Agreement. Generally, Eligible Investments must be limited to obligations or securities that mature not later than the Business Day prior to the next succeeding Distribution Date.]

                  "Extraordinary Trust Expenses" means any and all costs, expenses or liabilities of the Trustee incurred on behalf of the Trust, which [100%] of the Certificateholders have expressly consented to and which arise out of the establishment, existence or administration of the Trust, other than [(i)] customary fees and expenses of the Trustee incurred in the ordinary course of administration of the Trust [and (ii) costs and expenses payable by a particular Certificateholder, the Trustee or the Depositor pursuant to the Trust Agreement.]

                  "Interest Proceeds" shall mean the portion of Available Funds which includes (i) all payments of interest (including any accrued interest) received with respect to any Deposited Assets, (ii) all payments of interest received upon a sale or other disposition of any defaulted Underlying Security, (iii) all payments of interest received as part of any recovery on any defaulted Underlying Security, (iv) the interest portion of any amount received in connection with a redemption of an Underlying Security, (v) all amendment and waiver fees, late payment fees, commitment fees and other commissions received with respect to any Deposited Asset, and
         (vi) any other amount the Depositor determines to characterize as "Interest Proceeds".

                  ["Notional Amount" means with respect to the Class [ ] Certificates, as of any date of determination an amount equal to [specify amount].] [Holders of the Class [ ] Certificates are not entitled to receive any distributions allocable to principal.]

                  "Premium Proceeds" shall mean the portion of Available Funds which includes (i) all payments of premium received from the Call Holder under the Call Option Agreement, (ii) all premiums (including make whole amounts) received in connection with any redemption or other prepayment of any Underlying Security, and (iii) any other amount the Depositor determines to characterize as "Premium Proceeds".

                  "Principal Proceeds" shall mean the portion of Available Funds which includes (i) all payments of principal (including principal prepayments) received with respect to any Deposited Assets,
         (ii) all sinking fund payments, (iii) payments of principal received upon the maturity of any Underlying Security, (iv) the principal portion of any amount received in connection with a redemption of an Underlying Security, (v) all payments received upon the sale or other disposition of any defaulted Underlying Security allocable to principal, (vi) the principal portion of any recovery received on any defaulted Underlying Security and (vii) any other amount the Depositor determines to characterize as "Principal Proceeds".

                  "Required Interest Amount" means [(I) ][for the Class [ ] Certificates, on any Distribution Date, an amount equal to the product of (x) a fraction equal to the actual number of days elapsed in the related Interest Accrual Period divided by 360, (y) (i) the applicable Class [ ] Certificate Principal Balance as of the preceding Distribution Date (after giving effect to all payments of principal made on such preceding Distribution Date) (or in the case of the initial Distribution Date, the Class [ ] Certificate Principal Balance as of the Closing Date) and (ii) the Class [ ] Pass-Through Rate for the related Interest Accrual Period] [and [(II)] for the Class [ ] Certificates, an amount equal to one-half] the product of
         (a) the Class A-[ ] Certificate Rate and (b) the applicable Certificate Principal Balance for the Class A-[ ] Certificates as of the preceding Distribution Date (after giving effect to all payments of principal made on such preceding Distribution Date) (or in the case of the initial Distribution Date, the Class [ ] Certificate Principal Balance as of the Closing Date).

         [Notwithstanding the priorities described above, holders of the Class
[ ] Certificates and the Class [ ] Certificates will be entitled to receive on any Distribution Date 100% of all principal collections received in the related Collection Period with respect to the Deposited Assets, to be distributed [on a pro rata basis] which amounts will reduce the Certificate Principal Balance of the Class [ ] Certificates and the Class [ ] Certificates, if any of the following conditions shall be satisfied: [describe conditions, if any, by which a certain class is given 100% of the principal cash flow other than pursuant to subordination that is in effect from the Closing Date].]

[Advances

         Advances, if any, are intended to maintain a regular flow of interest, principal and premium (if any) payments to holders of the class or classes of Certificates entitled thereto, rather than to guarantee or insure against losses. On or before each Distribution Date, subject to the following limitations, the Trustee will be obligated to advance, or cause to be advanced, its own funds [or funds available in the Certificate Account [or the Reserve Account] that are not included in the Available Funds for the Distribution Date], in an amount equal to the sum of the [aggregate of payments of interest, principal, and premium (if any) on the Deposited Assets [(net of any Retained Interest)], that were delinquent on the related Determination Date (each such payment, an "Advance")].

         [Advances are required to be made only to the extent they are deemed by the Trustee to be recoverable from (i) late collections on the related Underlying Securities, (ii) [payments due on Other Deposited Assets, [and] [or] any Credit Support], or (iii) proceeds from the disposition of any Underlying Security [or Other Deposited Assets [and] [or] any Credit Support] ("Liquidation Proceeds"). The Trustee will not be required to make any Advances with respect to reductions in the amount of payments on any Deposited Asset due to bankruptcy proceedings with respect to any Underlying Securities Issuer [or any Other Deposited Assets Provider [or] any Credit Support Provider ]. In addition, any Advances previously made in respect of any Underlying Security [or Other Deposited Asset [or] any Credit Support] that are deemed by the Trustee to be nonrecoverable from late collections on the related Underlying Securities, [payments due on Other Deposited Assets [and] [or] any Credit Support] or Liquidation Proceeds may be reimbursed to the Trustee out of any funds in the Certificate Account received on the Deposited Assets prior to the distributions on the Certificates.]

Allocation of Losses; Subordination

         [The subordination described herein provided by the Class [ ] Certificates is designed to protect holders of the Class [ ] Certificates from certain losses and other shortfalls with respect to the Deposited Assets. As a result, losses and other shortfalls with respect to the Deposited Assets will be borne by the Class [ ] Certificates, to the extent described below, only if such losses and other shortfalls are not so covered by reductions in the Certificate Principal Balance of the Class [ ] Certificates, or the coverage in respect thereof has been exhausted.]

         [Realized Losses will be allocated on any Distribution Date as follows: [describe allocation among the various classes].]

[Restrictions on Transfer of the Class [ ] Certificates]

         [Because the Class [ ] Certificates are subordinate to the Class [ ] Certificates to the extent set forth herein, the Class [ ] Certificates may not be purchased by or transferred to a Plan except upon the delivery of an opinion of counsel as described herein. See "ERISA Considerations."]

                      DESCRIPTION OF THE TRUST AGREEMENT

General

         The following summary of material provisions of the Trust Agreement does not purport to be complete and is qualified in its entirety by reference to the detailed provisions of the Trust Agreement, a copy of which is available upon request from the Trustee.

         The Certificates will be issued pursuant to the Trust Agreement, a form of which is filed as an exhibit to the registration statement. A Current Report on Form 8-K relating to the Certificates which contains a copy of the Standard Terms and the Series 20[ ]-[ ] Series Supplement, as executed will be filed by the Depositor with the SEC following the issuance and sale of the Certificates. The assets of the Trust created under the Trust Agreement will consist of:

         o the Deposited Assets [(exclusive of any Retained Interest, which is not part of the Trust)];

         o all payments on or collections in respect of the Deposited Assets due after the Cut-off Date, together with any proceeds thereof[;]

         o        [the Certificate Account [and the Reserve Account] [;]

         o [the rights of the Depositor under the purchase agreements between the Depositor and each seller of the Underlying Securities, to the extent assigned to the Trust][;]

         o [the rights of the Depositor under all other agreements related to the [Other Deposited Assets] [and] [the Credit Support]; [and]

         o        [the rights of the Depositor under the Call Option
                  Agreement].

Reference is made to the accompanying base prospectus for important information in addition to that set forth herein regarding the Trust, the terms and conditions of the Trust Agreement and the Certificates. The following summaries of certain provisions of the Trust Agreement do not purport to be complete and are subject to the detailed provisions contained in the form of Trust Agreement, to which reference is hereby made for a full description of such provisions, including the definition of certain terms used herein.

Assignment of Deposited Assets

         On the [Closing Date], the Depositor will contribute to the Trust:
(i) the Underlying Securities, [(ii)] [the Other Deposited Assets,] [and (iii) the Credit Support], together with all interest, principal, and premium (if any) received on or with respect to such Deposited Assets after the Cut-off Date. The Deposited Assets will not include amounts received as principal, interest, and premium (if any) for periods prior to the [Cut-off Date] [and amounts received in respect of any Retained Interest]. The Trustee will concurrently deliver to the Depositor, the Certificates in consideration for the Depositor's contribution of the Deposited Assets to the Trust. Each Underlying Security will be identified in a schedule appearing as an exhibit to the Trust Agreement. Such schedule will include certain statistical information with respect to each Underlying Security as of the [Cut-off Date], and in the event any Underlying Security is a Concentrated Underlying Security, such schedule will include, to the extent applicable, information regarding the payment terms thereof [, the Retained Interest, if any, with respect thereto,] the maturity or term thereof, the rating, if any, thereof and certain other information with respect thereto.

         In addition, with respect to each Underlying Security, the Depositor will promptly deliver, or cause to be delivered, to the Trustee, all documents necessary to transfer ownership of each such Underlying Security to the Trustee. [In addition, the Depositor shall deliver to the Trustee all documents related to the [Other Deposited Assets and/or Credit Support] in accordance with the terms of the Trust Agreement.] The Trustee will review such documents within [ ] days of its receipt thereof, and will promptly notify the Depositor of any missing or defective documents. The Trustee will hold such documents in trust for the benefit of the Certificateholders.

The Trustee

         [       ], a [     ] [           ], (or any successor trustee), will
act as Trustee for the Certificateholders and the Trust pursuant to the Trust Agreement. The Trustee's offices are located at [ ] and its telephone number is [ ].

         [As compensation for its services under the Trust Agreement, the Trustee shall be entitled to receive a periodic fee, which shall be paid by the Depositor and not from the Deposited Assets. [On each Distribution Date the Depositor will pay to the Trustee an amount equal to [one half] [one quarter] [one twelfth] of the annual Trustee's Fee. Failure by the Depositor to pay such amount on any Distribution Date shall not entitle the Trustee to any payment or reimbursement from the Depositor, nor shall such failure release the Trustee from its duties under the Trust Agreement.] Extraordinary Trust Expenses shall not be paid out of the Deposited Assets unless [100%] of the Certificateholders of each of the Class [ ] and Class [ ] Certificates then outstanding vote to require the Trustee to incur such Extraordinary Trust Expenses.]

         [The Trust Agreement will provide that the Trustee and any director, officer, employee or agent of the Trustee will be indemnified by the Trust and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Trust Agreement or the Certificates or the performance of the Trustee's duties under the Trust Agreement, other than any loss, liability or expense:

         o that constitutes a specific liability of the Trustee under the Trust Agreement; or

         o that is incurred by reason of willful misconduct, bad faith or negligence in the performance of the Trustee's duties under the Trust Agreement or as a result of a breach, or by reason of reckless disregard, of the Trustee's obligations and duties under the Trust Agreement.]

         The Trustee may resign or may be removed by the Depositor at any time, in which event the Depositor will be obligated to appoint a successor trustee. Any successor trustee must be a [bank or trust company] organized, in good standing, conducting business, and authorized to exercise corporate trust powers, under the laws of the United States or any state thereof, have combined capital and surplus of at least $[50,000,000], and be subject to supervision or examination by U.S. federal or state banking authorities. Any resignation or removal of the Trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by such successor trustee.

Collections

         General. The Trustee will make reasonable efforts to collect all scheduled payments due on the Deposited Assets and will pursue such collection procedures, if any, as it would follow with respect to comparable financial assets that it held for its own account, provided that such procedures are consistent with the Trust Agreement, [and [describe any related instrument governing any Other Deposited Assets and/or Credit Support]] and provided that, it shall not be required to expend or risk its own funds.

         Realization upon Defaulted Deposited Assets and Exchanged Securities. Notwithstanding anything else contained herein (A) in the event of the occurrence of (i) an Event of Default with respect to any Underlying Security or (ii) an acceleration of the date of maturity of any Underlying Security in connection with a default thereon, or (B) upon the exchange by an Underlying Securities Issuer of an Underlying Security for a new security, the Depositor shall, within __ days of the occurrence of such event [instruct the Trustee to make a distribution "in-kind" of the related Underlying Security to the Certificateholders on a pro rata basis in proportion to their outstanding Certificate Principal Balances][instruct the Trustee to direct the Market Agent to sell such Underlying Security and distribute the proceeds of such sale to the Certificateholders pro rata in accordance with their respective Certificate Principal Balances.] If the Depositor instructs the Trustee to make such an "in-kind" distribution to the Certificateholders, the procedures described herein under "Collections - "In-kind" Distributions by the Depositor" will apply.

         "In-kind" Distributions by the Depositor. If the Depositor instructs the Trustee to make an "in-kind" distribution to the Certificateholders, individual Certificateholders may elect to either (x) receive such "in-kind" distribution or (y) have the Depositor (or its Affiliate) sell their allocable share of such Underlying Security (or security received in exchange for any Underlying Security), in lieu of receiving such "in-kind" distribution. If a Certificateholder determines to accept an "in-kind" distribution, the Trustee shall distribute to such Certificateholder its pro rata share of the related Underlying Security (or security received in exchange for any Underlying Security). If as a result of any minimum denomination requirements applicable to the Underlying Securities (or securities received in exchange for any Underlying Securities), the Trustee cannot make a full distribution to such Certificateholders of their pro rata share of such Underlying Securities (or securities received in exchange for any Underlying Securities), the Depositor will instruct the Trustee to direct the Market Agent to sell, in accordance with the Bidding Procedures described below under "Collections - Bidding Procedures," the portion of such securities which cannot be sold in compliance with the applicable minimum denomination requirements. The amount of the Underlying Securities (or securities received in exchange for any Underlying Securities), to be sold by the Market Agent will equal the difference between such Certificateholder's pro rata share of such Underlying Securities (or securities received in exchange for any Underlying Securities), held by the Trust and the maximum amount of such Underlying Securities (or securities received in exchange for any Underlying Securities), that can be distributed to such Certificateholder in compliance with the applicable minimum denomination requirements with respect to such Underlying Securities (or securities received in exchange for any Underlying Securities).

         Sale by the Depositor. In the event the Underlying Securities (or securities received in exchange for any Underlying Securities), subject to distribution, are to be sold rather than distributed in kind, as described herein; the Depositor will instruct the Trustee to direct the Market Agent to sell such Underlying Securities (or securities received in exchange for any Underlying Securities), in accordance with the Bidding Procedures described below under "Collections - Bidding Procedures" and upon disposition of such Underlying Securities (or securities received in exchange for any Underlying Securities), the Trustee will distribute the proceeds of such sale to the Certificateholders.

         Bidding Procedures. Prior to selling any Underlying Securities or securities received in exchange for any Underlying Securities (or securities received in exchange for any Underlying Securities), the Market Agent shall solicit bids from not less than 3 dealers in such securities (which bidders may include Banc of America Securities LLC) for the sale of such securities with settlement thereof on or before the third Business Day after such sale. Each bid shall be solicited from a financial institution with not less than $100 million in assets under management or $100 million in invested assets. Neither the Market Agent nor the Trustee shall be responsible for the failure to obtain a bid provided the Market Agent has made reasonable efforts to obtain bids. In the event one or more bids are received by the Market Agent, the Market Agent shall accept the highest bid received, subject to best execution. If a bid for the purchase of a security has been accepted by the Market Agent but the sale has failed to settle on the proposed settlement date, the Market Agent shall solicit new bids. Upon any sale of any applicable Underlying Security (or security received in exchange for any Underlying Security), the proceeds of such sale (less expenses and commissions) shall be distributed to the Certificateholders pro rata, in proportion to their respective Certificate Principal Balances no later than [two] Business Days after receipt of immediately available funds. In the event the Market Agent receives no bids to purchase such Underlying Security (or security received in exchange for any Underlying Security), by the close of business on the fifth Business Day after the distribution of bid solicitations, [or is unable to settle with any Purchaser within [15] days from the date the Market Agent was first directed to sell such Underlying Security (or security received in exchange for any Underlying Security),] the Trustee shall distribute such security "in kind" to the Certificateholders on a pro rata basis in proportion to their respective Certificate Principal Balances; provided, however, that if the bidding process is undertaken to comply with any minimum denomination requirement, the Market Agent shall repeat the foregoing bid solicitation until such Underlying Securities (or securities received in exchange for any Underlying Securities), have been sold.

         Liquidated Underlying Securities. If an Underlying Security (or security received in exchange for any Underlying Security) is liquidated and the proceeds of such liquidation are less than the sum of (i) the outstanding principal balance of the Underlying Security (or security received in exchange for any Underlying Security), (ii) interest accrued thereon at the applicable interest rate and (iii) the aggregate amount of expenses incurred by the Trustee in connection with such liquidation to the extent reimbursable from the assets of the Trust under the Trust Agreement, the Trust will realize a loss in an amount equal to such difference. The Trustee will be entitled to withdraw or cause to be withdrawn from the net proceeds recovered on any Underlying Security (or security received in exchange for any Underlying Security), prior to the distribution of such proceeds to Certificateholders, amounts representing its compensation with respect to such Underlying Security (or security received in exchange for any Underlying Security), including unreimbursed administrative expenses incurred to liquidate such Underlying Security (or security received in exchange for any Underlying Security) and any unreimbursed advances of delinquent payments made with respect to such Underlying Security (or security received in exchange for any Underlying Security).

         [Defaulted Other Deposited Assets/Credit Support Agreement]. [Upon discovery or notice that a default has occurred with respect to the [describe Other Deposited Assets Agreement and/or Credit Support Agreement], the Trustee, on behalf of the Certificateholders, will present claims under the [describe Other Deposited Assets Agreement and/or Credit Support Agreement], and will take such reasonable steps as are necessary to receive payment or to permit recovery thereunder. All collections by, or on behalf of, the Trustee under the [describe Other Deposited Assets Agreement and/or Credit Support Agreement] are to be deposited in the Certificate Account.

         Underlying Securities Reporting Failure. In the event an issuer of an Underlying Security (the outstanding principal balance of which equals or exceeds ten percent (10%) of the aggregate principal balance of the Deposited Assets) ceases to file periodic reports (to the extent such periodic reports are required to be filed by such Underlying Securities Issuer under the Exchange Act), the Depositor shall, within thirty (30) days after the earlier of (i) the date the Underlying Securities Issuer shall have stated in writing that it intends to permanently cease filing periodic reports required to be filed under the Exchange Act and (ii) the date the Underlying Securities Issuer failed to file such periodic report, instruct the Trustee to make a distribution "in-kind" of the related Underlying Security to the Certificateholders on a pro rata basis in proportion to their outstanding Certificate Principal Balances. An Underlying Securities Issuer shall not be deemed to have ceased filing required periodic reports for this purpose merely because reporting by such issuer is delayed or temporarily suspended. The requirement above to make an "in-kind" distribution of an Underlying Security shall not apply unless an Underlying Securities Issuer either (x) states in writing that it intends permanently to cease filing reports required under the Exchange Act or (y) fails to file any required reports within the period such report is required to be filed, as provided in (i) and (ii) above." If the Depositor instructs the Trustee to make an "in-kind" distribution to the Certificateholders, the procedures described herein under "Collections - "In-Kind" Distributions by the Depositor" will apply.

Termination Events

         A termination event ("Termination Event") with respect to any Class of Certificates under the Trust Agreement, will consist of:

         o [the failure by the Trust to pay the Required Interest Amount on the Class A-[ ] Certificates or the Class A-[ ] Certificates when due and payable and such failure continues unremedied for thirty (30) Business Days;];

         o [on any Distribution Date, a default in the payment to the Certificateholders of the Principal Proceeds received by the Trustee or a default in the payment in full of the Certificate Principal Balance of the Class A-[ ] Certificates or the [Certificate Principal Balance] [Accreted Principal Amount] of the Class A-[ ] Certificates on the Final Scheduled Distribution Date;]

         o [the entry of a decree or order by a court having jurisdiction over the Trust, adjudging the Trust as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Trust under any Bankruptcy Law, or appointing a receiver, liquidator, assignee, or sequestrator (or other similar official) of the Trust or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of [sixty (60)] consecutive days;]

         o [the institution by the Trust of proceedings to be adjudicated as bankrupt or insolvent, or the consent by the Trust to the institution of bankruptcy or insolvency proceedings against it, or the filing by the Trust of a petition or answer or consent seeking reorganization or relief under any Bankruptcy Law, or the consent by either the Trust to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Trust or of any substantial part of its property, or to the ordering of the winding up or liquidation of its affairs, or the making by the Trust of an assignment for the benefit of creditors, or the admission by the Trust in writing of its inability to pay its debts generally as they become due, or the taking of any action by the Trust in furtherance of any such action;]

         o [a failure on the part of the Trust to perform any covenant of the Trust which failure has a material adverse effect on the Certificateholders and which continues unremedied for a period of sixty (60) days after written notice thereof shall have been given by registered mail, certified mail or overnight courier to the Trustee by the Depositor or the Holders of at least [50%] of the Outstanding Certificates;]

         o the Trust becomes an "investment company" required to register under the Investment Company Act; and

         o a failure on the part of the Trust to pay any amount payable under the terms of any [Other Deposited Asset] [Credit Support].

         If a Termination Event involving a bankruptcy event were to occur and be continuing, the Certificate Principal Balance and any accrued interest on the Certificates will be immediately due and payable without demand, presentment or notice by any Certificateholder. If any other Termination Event described above shall have occurred and be continuing (i) the Trustee, by notice to the Depositor or (ii) the holders of not less than [50%] of the Certificate Principal Balance of the Certificates, by notice to the Depositor and to the Trustee, may declare the Certificate Principal Balance of the Certificates to be immediately due and payable and upon any such declaration, such amounts together with all accrued and unpaid interest due thereon (if any) shall become immediately due and payable. The Trust Agreement will provide that, upon the declaration of a Termination Event, the Trustee will give to the Certificateholders notice, transmitted by mail, of any uncured or unwaived Termination Events known to it. [However, except in the case of a Termination Event relating to the payment of interest, principal or premium (if any), on any of the Underlying Securities, the Trustee will be protected in withholding such notice if in good faith it determines that the withholding of such notice is in the interest of the Certificateholders of such class.]

         If the Certificates are accelerated, the Trustee may, at the direction of the Certificateholders, sell the Deposited Assets in accordance with the terms described in the Trust Agreement and use the proceeds to pay certain obligations of the Trust and to pay interest, principal and premiums (if any), remaining unpaid on the Certificates.

         No holder of any Certificate will have the right to institute any proceeding with respect to the Trust Agreement, unless (i) the holder previously has given to the Trustee written notice of a continuing breach,
(ii) the Certificateholders of such series evidencing not less than [ ]% of the Certificate Principal Balance of the Certificates have requested in writing that the Trustee institute such proceeding in its own name as Trustee,
(iii) the holder or holders have offered the Trustee reasonable indemnity,
(iv) the Trustee has for [15] days failed to institute such proceeding and (v) no direction inconsistent with such written request has been given to the Trustee during such [15-day] period by the Certificateholders of such series evidencing not less than the Required Percentage.

Voting Rights

         [At all times,] [Subject to the succeeding paragraph,] the voting rights will be allocated among all Certificateholders in proportion to the then outstanding Certificate Principal Balances [or Notional Amounts] of each class of Certificates. [Specify whether and under what circumstances voting will be class-by-class.]

         [Specify conditions, if any, under which allocation of Voting Rights might change from the foregoing.] ["Required Percentage-Amendment" of Voting Rights necessary to consent to amendment or modification of the Trust shall be [ %].] ["Required Percentage-Waiver" shall mean [ %] [of the Voting Rights].]

Amendments

         The Trust Agreement may be amended by the Depositor and the Trustee, without notice to, or consent of, the Certificateholders, for specified purposes, including:

         o to cure any ambiguity in the Trust Agreement or to correct or supplement any provision in the Trust Agreement which may be inconsistent with any other provision therein;

         o to cure any inconsistencies between the Trust Agreement and the related prospectus supplement;

         o to add covenants, restrictions or obligations of the Depositor for the benefit of the Certificateholders;

         o [to comply with any requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code")]; [or]

         o [to evidence and provide for the acceptance of appointment under the Trust Agreement of a successor trustee].

         Without limiting the generality of the foregoing, the Trust Agreement may also be amended from time to time by the Depositor and the Trustee, with the consent of the holders of 50% or more of the Certificate Principal Balance of the then outstanding Certificates for the purpose of adding any provision to or changing in any manner or eliminating any provision of the Trust Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that the consent of all of the holders of all of the outstanding Certificates shall be required in the event any such amendment would:

         o alter the pass-through nature of any payments received with respect to the Deposited Assets or the amount or timing of their distribution to Certificateholders,

         o reduce the certificate principal balance of any Class of Certificates, except upon payment on the Final Scheduled Distribution Date or upon the occurrence of a redemption of any Underlying Securities, or

         o [reduce the percentage required for consent to any amendment with the consent of the Certificateholders].

         Notwithstanding anything to the contrary contained herein, the Trust Agreement may not be amended unless any such amendment would not, as evidenced by an opinion of counsel:

         o require the Trust, the Depositor or the Deposited Assets to be registered under the Investment Company Act of 1940;

         o cause the Trust to be taxed as an association or publicly traded partnership taxable as a corporation or otherwise alter the classification of the Trust for U.S. federal income tax purposes;

         o result in a sale or exchange of any Certificate for tax purposes; or

         o result in a downgrade or withdrawal by [S&P, Moody's or Fitch] of [its] [their] then current rating of the Certificates.

Voting of Underlying Securities

         The Trustee, as holder of the Underlying Securities, has the right to vote and give consents and waivers in respect of such Underlying Securities as permitted by DTC and except as otherwise limited by the Trust Agreement but will only do so if and as directed in writing by the holders of the outstanding Certificates. In the event that the Trustee receives a request from DTC for its consent to any amendment, modification or waiver related to the Underlying Securities, or receives any other solicitation requiring a vote or other action with respect to the Underlying Securities, the Trustee shall mail a notice of such proposed amendment, modification, waiver or solicitation to each Certificateholder of record as of such date. The Trustee shall request instructions from the Certificateholders as to what action it should take on behalf of such Certificateholder with respect to the request. The Trustee shall consent or vote, or refrain from consenting or voting, in the same proportion (based on the relative Certificate Principal Balances [or Notional Amounts] of the Certificates, as applicable]) as the Certificates of the Trust were actually voted or not voted by the Certificateholders thereof as of a date determined by the Trustee prior to the date on which such consent or vote is required; provided, however, that, notwithstanding anything to the contrary, the Trustee shall at no time vote or consent to any matter (i) unless such vote or consent would not (based on an opinion of counsel) alter the status of the Trust as a grantor trust for federal income tax purposes,
(ii) which would alter the timing or amount of any payment on the Underlying Securities, including, without limitation, any demand to accelerate the Underlying Securities, except in the event of an event of default with respect to the Underlying Securities or an event which with the passage of time would become an event of default with respect to the Underlying Securities and with the unanimous consent of all holders of outstanding Certificates or (iii) which would result in the exchange or substitution of any of the outstanding Underlying Securities pursuant to a plan for the refunding or refinancing of such Underlying Securities except in the event of a default of the Underlying Securities and only with the consent of Certificateholders representing 100% of the aggregate voting rights of each outstanding class of Certificates; provided further that any exchanged or substituted security must satisfy the criteria set forth in the accompanying base prospectus supplement for inclusion herein as an Underlying Security. The Trustee will not be liable for any failure to act resulting from any Certificateholder's late return of, or failure to return, directions requested by the Trustee from the Certificateholders.

         In the event that an offer is made by any Underlying Securities Issuer to issue new obligations in exchange for any of the Underlying Securities or any other offer is made for the Underlying Securities, the Trustee will notify the Certificateholders of such offer as promptly as practicable. The Trustee must reject any such offer unless an event of default with respect to the Underlying Securities has occurred, the Trustee is directed by the affirmative vote of 100% of the Certificateholders to accept such offer and the Trustee has received the tax opinion described above. The Depositor will sell or distribute in kind any security which an Underlying Securities Issuer proffers in exchange for an existing Underlying Security in accordance with the procedures for "in kind" distributions and the bidding procedures described herein. See, "Description of the Trust Agreement -- Collections."

         [If an event of default under any Underlying Security occurs and is continuing and if directed by all the holders of outstanding Class [ ] Certificates and[, unless the Class [ ] Certificates are no longer outstanding, by all the holders of outstanding Class [ ] Certificates,] the Trustee will vote the Underlying Securities in favor of directing, or take such other action as may be appropriate to direct, the Underlying Securities trustee to declare the unpaid principal amount of the Underlying Securities and any accrued and unpaid interest thereon to be due and payable. In connection with a vote concerning whether to declare the acceleration of the Underlying Securities, the Certificateholders' interests of each class may differ and the interests of either class may differ from holders of other outstanding debt securities of the Underlying Securities Issuer[s].]

Termination

         The Trust and the interests of Certificateholders will terminate upon the earlier to occur of the (i) distribution to the Certificateholders of all amounts held in all of the Accounts specified in the Series Supplement and required to be paid to such Certificateholders pursuant to the Series Supplement on the Distribution Date succeeding the final payment on, or other liquidation of (which may include redemption or other purchase thereof by the applicable Underlying Securities Issuer), the last Underlying Security remaining in the Trust or the disposition of all property acquired upon liquidation of any such Underlying Security [and the termination of all of the Deposited Assets in the Trust other than the Underlying Securities (the "Other Deposited Assets") and Credit Support,] and (ii) distribution in full of all amounts due to the Class [ ] and Class [ ] Certificateholders. The Trustee shall provide written notice of any termination to the Certificateholders. Upon presentation and surrender of the Certificates by the Certificateholders to the Trustee at the principal office of the Trustee on the Final Scheduled Distribution Date or the Distribution Date succeeding the earlier to occur of the occurrences specified in clauses (i) and (ii) above, the Trustee will distribute to each Holder presenting and surrendering its Certificates, the amount otherwise distributable on such Distribution Date in respect of the Certificates so presented and surrendered. The other circumstances under which the interests of Certificateholders in the Trust will terminate are described in "Description of the Trust Agreement - Termination" in the accompanying base prospectus.

         [The Depositor has the Right to Effect the Early Retirement of the Certificates Under Limited Circumstances. The Depositor will have the right to purchase all remaining Underlying Securities in the Trust and thereby effect early retirement of the Certificates on any Distribution Date, on or after the date on which the aggregate outstanding principal amount of such Underlying Securities is reduced to less than [ten percent (10%)] of the aggregate principal amount of the Underlying Securities as of the Cut-Off Date; provided, however, that the right to exercise any such option is contingent on such exercise being consistent with the Depositor's and the Trust's continued satisfaction of the applicable requirements for an exemption under Rule 3a-7 under the Investment Company Act of 1940 and all applicable rules, regulations and interpretations thereunder. The purchase price payable by the Depositor in such event shall be not less than the aggregate outstanding principal amount of such Underlying Securities on the date of purchase. See "Description of the Trust Agreement - Termination" in the accompanying base prospectus.

                 CERTAIN LEGAL ASPECTS OF THE DEPOSITED ASSETS

         [Describe any applicable legal aspects of the Deposited Assets or issues relating to the enforceability by the Certificateholders of the security interest, if any, securing such Deposited Assets.]

                  IMPORTANT FEDERAL INCOME TAX CONSIDERATIONS

         The following is a general summary of the material federal income tax consequences of the purchase, ownership and disposition of the Certificates. This summary is based on the advice of Skadden, Arps, Slate, Meagher & Flom LLP, special federal income tax counsel to the Depositor ("Special Tax Counsel"), which has delivered an opinion to the Depositor that the discussion of federal income tax consequences below is accurate in all material respects. An opinion of Special Tax Counsel, however, is not binding on the Internal Revenue Service (the "Service") or the courts. Prospective investors should note that no rulings have been or will be sought from the Service with respect to any of the federal income tax consequences discussed below, and no assurance can be given that the Service will not take contrary positions. Except as provided below, Special Tax Counsel will provide no other opinions with respect to the federal income tax consequences of the purchase, ownership or disposition of the Certificates or the Trust.

         This summary is based upon laws, regulations, rulings, decisions and interpretations currently in effect, all of which are subject to change, possibly on a retroactive basis. This summary does not address the federal income tax consequences of purchasing, owning, and disposing of Certificates that may be relevant to certain investors in light of their own investment circumstances or their special tax situations, such as certain financial institutions, tax-exempt organizations, life insurance companies, pass-through entities, investors in pass-through entities, dealers in securities, non-U.S. persons (except as provided below), persons whose functional currency is not the U.S. Dollar or investors holding Certificates as part of a "straddle," a "hedge" or a "conversion transaction." In addition, this summary is generally limited to beneficial owners of Certificates who purchase the Certificates at original issuance and who will hold the Certificates as "capital assets" (generally, property held for investment) within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"). This summary is intended as an explanatory discussion of the consequences of holding the Certificates generally and does not purport to furnish information in the level of detail or with the investor's specific tax circumstances that would be provided by an investor's own tax advisor. Investors are encouraged to consult their own tax advisors to determine the federal, state, local and other tax consequences of the purchase, ownership and disposition of the Certificates.

[FOR GRANTOR TRUST TRANSACTIONS]
[Tax Status of Trust as a Grantor Trust

         [In connection with the issuance of the Certificates, Special Tax Counsel will render an opinion to the effect that, and subject to the assumptions and representations set forth therein, the Trust will be classified as a grantor trust and not as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes. An opinion of Special Tax Counsel, however, is not binding on the Service or the courts. Prospective investors should note that no rulings have been or will be sought from the Service with respect to classification of the Trust for federal income tax purposes, and no assurance can be given that the Service will not take contrary positions. The Trust will agree, by entering into the Trust Agreement, and the investors will agree, by their purchase and holding of Certificates, to treat the Trust as a grantor trust for federal income tax purposes. [FOR GRANTOR TRUST TRANSACTIONS PURSUANT TO WHICH SPECIAL TAX COUNSEL OPINES THAT TRUST WILL BE GRANTOR TRUST]][In connection with the issuance of the Certificates, Special Tax Counsel will render an opinion to the effect that, and subject to the assumptions and representations set forth therein, the Trust will not be classified as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes. An opinion of Special Tax Counsel, however, is not binding on the Service or the courts. Prospective investors should note that no rulings have been or will be sought from the Service with respect to classification of the Trust for federal income tax purposes, and no assurance can be given that the Service will not take contrary positions. The Trust will agree, by entering into the Trust Agreement, and the investors will agree, by their purchase and holding of Certificates, to treat the Trust as a grantor trust for federal income tax purposes. For possible alternative consequences see "- Possible Alternative Characterizations."[FOR GRANTOR TRUST TRANSACTIONS PURSUANT TO WHICH SPECIAL TAX COUNSEL DOES NOT OPINE THAT TRUST WILL BE GRANTOR TRUST]]

         [Pursuant to the classification of the Trust as a grantor trust, each owner of a Certificate (a "Certificateholder") will be subject to federal income taxation as if it owned directly the portion of the Deposited Assets allocable to such Certificates, and as if it paid directly its share of expenses paid by the Trust. The following discussion assumes that the Underlying Securities were not issued with original issue discount ("OID") and, accordingly, the Certificateholders will not realize OID except with respect to a "stripped interest" (as defined below).

         [The Trust has identified the Underlying Securities and any Call Options as part of an integrated transaction within the meaning of Treasury Regulations ss. 1.1275-6. Among other consequences of such identification is the treatment generally of each Certificate as a synthetic debt instrument issued on the date that it is acquired by the holder thereof.] Similar treatment will also generally apply to Certificates representing "stripped coupons" and/or "stripped bonds," which generally will be the case when Certificates are issued in multiple classes and the different classes represent the ownership of differing percentage ownership interests of the right to interest and principal on the Underlying Securities.

Income of Certificateholders

         [In General. A Certificateholder will allocate the amount it pays for its Certificate among the Underlying Securities and the Other Deposited Assets allocable to such Certificate, in proportion to their relative fair market values on the date of purchase of the Certificate. A Certificateholder would calculate separately its income, gain, loss or deduction realized with respect to each such asset.]

         The federal income tax treatment of a holder of a particular class of Certificates will depend upon whether the interest in the Underlying Securities represented by such class will be considered, in whole or in part, to be a "stripped bond" or "stripped coupon" (together, a "stripped interest") within the meaning of Section 1286 of the Code. A class of Certificates will not be considered to represent a stripped interest in the Underlying Securities to the extent the Certificate is entitled to receive a proportionate amount of all principal and interest on the Underlying Securities. A class of Certificates will be considered in its entirety to represent a stripped interest in the Underlying Securities if it is entitled to receive interest on the Underlying Securities which is disproportionately less than the principal which it is entitled to receive on the Underlying Securities, or if it is entitled to receive all or part of the interest on the Underlying Securities but no principal on the Underlying Securities. In addition, if a class of Certificates is entitled to receive interest and principal on the Underlying Securities, but the interest it is entitled to receive on the Underlying Securities is disproportionately more than the principal it is entitled to receive on the Underlying Securities, it could be argued that the Certificates represent (a) an interest in the Underlying Securities that is not a stripped interest to the extent it represents a proportional amount of all the principal and interest on the Underlying Securities and (b) a stripped interest in the Underlying Securities to the extent of any additional interest to which it is entitled on the Underlying Securities. If a Certificate represents in part a stripped interest and in part not a stripped interest, such interests will be treated as two separate items for tax purposes and a purchaser of Certificates will be required to allocate its purchase price among the two items [(as well as any Other Deposited Assets)] in proportion to their relative fair market values on the date of purchase.

         Tax Treatment of Certificates to the Extent They Are Not Stripped Interests. To the extent a class of Certificates does not represent a stripped interest in the Underlying Securities, each Certificateholder will be required to report on its federal income tax return, in a manner consistent with its method of accounting, its share of the gross income of the Trust, including interest and discount earned on the Underlying Securities[, income derived from the Other Deposited Assets held by the Trust,] and any gain or loss upon collection or disposition of the Underlying Securities [or Other Deposited Assets]. The portion of each monthly payment to a Certificateholder that is allocable to principal on the Underlying Securities (other than amounts representing discount, as described below) will represent a recovery of capital, which will reduce the tax basis of such Certificateholder's undivided interest in the Underlying Securities.

         To the extent that the portion of the purchase price of a Certificate allocated to a Certificateholder's undivided interest in a Underlying Security is greater than or less than the portion of the principal balance of the Underlying Security allocable to the Certificate, such interest in the Underlying Security will have been acquired at a premium or discount, as the case may be. In determining whether a Certificateholder has purchased its interest in the Underlying Securities at a premium or discount, a portion of the purchase price for a Certificate will be allocated to (i) [the Other Deposited Assets and Credit Enhancement (including in each case, any accrued interest thereon) held by the Trust and (ii)] the accrued interest on the Underlying Securities at the time of purchase as though such accrued interest were a separate asset, thus, in each case, reducing the portion of the purchase price allocable to the Certificateholder's undivided interest in the Underlying Securities (the "Allocated Purchase Price"). To the extent that the Allocated Purchase Price is less than the principal balance of an Underlying Security, the Certificateholder's interest in such Underlying Security will generally be treated as purchased at a "market discount." The market discount on a Underlying Security will, however, be considered to be zero if it is less than a statutorily defined de minimis amount. Conversely, to the extent that the Allocated Purchase Price exceeds the principal balance of an Underlying Security, the Certificateholder's interest therein will generally be treated as purchased with "bond premium." See the discussion below under "- Bond Premium."

         For example, if the Allocated Purchase Price paid by a Certificateholder who purchases a Certificate in the initial public offering were equal to or within the de minimis amount of the portion of the principal balance of the Underlying Security that is allocable to the Certificate, the Certificateholder would generally be treated as acquiring the portion of the Underlying Security without a discount or a premium. Moreover, if the total purchase price of a Certificate is equal to the principal amount of the Underlying Securities allocable to the Certificate, because a portion of such purchase price may be allocated to accrued interest on the Underlying Security [or to Other Deposited Assets of the Trust], in the aggregate a Certificateholder's interest in the Underlying Securities may be treated as purchased at a discount.

         In general, under the market discount provisions of the Code, principal payments received by the Trust, and all or a portion of the gain recognized upon a sale or other disposition of an Underlying Security or upon the sale or other disposition of a Certificate, will be taxable as ordinary income to the extent of accrued market discount, and a portion of the interest deduction attributable to any indebtedness treated as incurred or continued to purchase or carry an Underlying Security (or a Certificate) must generally be deferred. The ordinary income treatment on principal payments and dispositions and deferral of interest deductions described in the preceding sentence will not apply if a Certificateholder elects to include market discount in income currently as it accrues for each taxable year during which it holds the Certificate. Any such election will also apply to all debt instruments held by the certificate owner during the year in which the election is made and all debt instruments acquired thereafter. Market discount will accrue in the manner to be provided in Treasury regulations, but the Conference Report accompanying the Tax Reform Act of 1986 states that, until such regulations are issued, taxpayers may elect to accrue market discount either (i) under a constant yield (economic accrual) method or (ii) in the proportion that the stated interest paid on the obligation for the current period bears to total remaining interest on the obligation.

         Tax Treatment of Certificates to the Extent They Are Stripped Interests. To the extent that a class of Certificates represents a stripped interest in the Underlying Securities, each such Certificate will be subject to the OID rules. The amount of OID on a stripped interest is equal to the excess of all amounts payable on the stripped interest (other than qualified stated interest) over the portion of the purchase price for the certificate allocable to the stripped interest.

         Under the Treasury regulations issued under Section 1286 of the Code (the "Regulations"), the interest payable with respect to the stripped interest will, in the appropriate circumstances, be treated as "qualified stated interest" if it represents a fixed periodic payment on principal on the Underlying Securities to which the stripped interest (i.e., the Certificateholder) is also entitled. If none of the amounts payable to a Certificateholder with respect to a stripped interest constitute qualified stated interest, then the stripped interest will have OID in an amount equal to the excess of all payments to be received on the stripped interest over the purchase price for the Certificate allocable to the stripped interest. Moreover, in determining the amount paid for the stripped interest, a portion of the purchase price for a Certificate must be allocated to accrued interest [and the Certificateholder's share of Other Deposited Assets].

         The tax treatment of a Certificateholder will depend upon whether the amount of OID on the stripped interest represented by the Certificate is less than a statutorily defined de minimis amount. In general, under the Regulations, the amount of OID with respect to the stripped interest will be de minimis if it is less than 1/4 of one percent multiplied by the product of the "stated redemption price at maturity" and the number of full years remaining after the purchase date until the maturity of such stripped interest. However, if the stripped interest provides for amortization of principal, the amount of OID will be de minimis if it is less than 1/4 of one percent multiplied by the product of the stated redemption price at maturity and the weighted average maturity (i.e., the sum of the amounts obtained by multiplying the amount of each payment under the stripped interest (other than a payment of qualified stated interest) by a fraction, the numerator of which is the number of complete years from the purchase date until the payment is made and the denominator of which is the stated redemption price at maturity) of the stripped interest. In general, "stated redemption price at maturity" means the sum of all amounts payable on the stripped interest other than qualified stated interest.

         If the amount of OID on the stripped interest represented by the Certificate is de minimis under the rules discussed above, the stripped interest would not be treated as having OID. Each Certificateholder would be required to report on its federal income tax return its share of the gross income of the Trust, including interest on the Underlying Securities and any gain upon sale or other disposition by the Trust of the Underlying Securities. Such gross income would exceed the pass-through rate on the Certificate by an amount equal to the Certificateholder's share of the expenses of the Trust for the period during which it owns a Certificate. Each Certificateholder would be required to include the de minimis OID in income as each payment (other than payments of qualified stated interest) on the stripped interest is received, in proportion to the amount that each payment bears to the redemption price at maturity of the stripped interest; such income would be capital gain, short-term or long-term depending upon the Certificateholder's holding period in the Certificate (which as discussed below may be eliminated as a result of the rules relating to "straddles"). The Certificateholder would be entitled to deduct its share of expenses of the Trust to the extent described below. Any amounts received by a Certificateholder from any credit support or any subordination feature will generally be treated for federal income tax purposes as having the same characteristics as the payments they replace.

         Except as described below, a Certificateholder would report its share of the income of the Trust under its usual method of accounting. Accordingly, except as described below, interest on an Underlying Security would be includable in a Certificateholder's gross income when it accrues on the Underlying Securities, or, in the case of Certificateholders who are cash basis taxpayers, when received by the administrative agent, if any, or otherwise the Trustee on behalf of Certificateholders. Because the interest collected on the Underlying Securities generally is paid to Certificateholders in the following month, the amount of interest includable in a Certificateholder's gross income during any calendar month will generally not equal the interest distributed in that month.

         If the OID with respect to the stripped interest in the Underlying Securities represented by a Certificate is not treated as being de minimis, a Certificateholder will be required to include in income, in addition to any qualified stated interest on the stripped interest as described above, any OID accruing on the stripped interest. OID must be included in income as it accrues on a daily basis, regardless of when cash payments are received, using a method reflecting a constant yield as described below. Such treatment could result in the accrual of income by such Certificateholder prior to the receipt of cash by such Certificateholder. Under the rules described below, the amounts includable in income by a Certificateholder on a stripped interest that has OID are lesser in the early years and greater in the later years than the amounts that would be includable on a straight-line basis.

         In general, if a stripped interest is treated as having OID, the Certificateholder will be required, whether such Certificateholder uses the cash or the accrual method of tax accounting, to include in ordinary gross income the sum of the "daily portions" of OID on the stripped interest for all days during the taxable year that the Certificateholder owns the Certificate. The daily portions of OID on a stripped interest are determined by allocating to each day in any "accrual period" a ratable portion of the OID allocable to that accrual period. The amount of OID on a stripped interest allocable to each accrual period is determined by (i) multiplying the "adjusted issue price" (as defined below) of the stripped interest by a fraction, the numerator of which is the annual yield to maturity of the stripped interest and the denominator of which is the number of accrual periods in a year and
(ii) subtracting from that product the amount of qualified stated interest (if any) payable on the stripped interest during (or allocable to) such accrual period.

         An "accrual period" would generally be each period ending on an interest payment date on the Underlying Securities, although Treasury regulations allow a Certificateholder to elect other accrual periods of no more than a year in length, as long as each scheduled payment on the Underlying Securities occurs at the beginning or end of an accrual period.

         The "adjusted issue price" of a stripped interest at the beginning of any accrual period is the purchase price for a Certificate allocable to the stripped interest (i) increased by the amount of OID allocable to all prior accrual periods and (ii) reduced by the amount of all payments other than qualified stated interest payments (if any) in all prior accrual periods. In addition, if an interval between payments of qualified stated interest contains more than one accrual period, the adjusted issue price at the beginning of each accrual period in the interval is increased by the amount of qualified stated interest that has accrued prior to the first day of the accrual period but that is not payable until the end of the interval.

         Bond Premium. In the event that a Certificate represents either an unstripped interest in an Underlying Security, or a stripped interest which includes qualified stated interest, and the stripped or unstripped interest is treated as having been purchased at a premium (i.e., the purchase price of a Certificate allocable to the Underlying Security exceeds the total amount payable on the Underlying Security to the Certificateholder other than qualified stated interest), such premium will be amortizable by the Certificateholder as an offset to interest income (with a corresponding reduction in the Certificateholder's basis) under a constant yield method over the term of the Underlying Security if an election under Section 171 of the Code is made or was previously in effect. Any such election will also apply to all debt instruments held by the Certificateholder during the year in which the election is made and all debt instruments acquired thereafter.

         Election to Treat All Interest as Original Issue Discount. Any Certificateholder may elect to include in gross income all interest (including stated interest, OID, de minimis OID, market discount and de minimis market discount, as adjusted by any bond premium or acquisition premium) that accrues on an unstripped or stripped interest using the constant yield method described above, treating the instrument as having been issued on the Certificateholder's acquisition date at an issue price equal to such owner's adjusted basis with no interest payments being qualified stated interest. Such an election with respect to a unstripped or stripped interest having amortizable bond premium or market discount would constitute, respectively, an election to apply the market discount rules or bond premium rules with respect to all other debt instruments with market discount or amortizable bond premium, as the case may be, of such Certificateholder.

         Modification or Exchange of Underlying Securities. Depending upon the circumstances, it is possible that a modification of the terms of the Underlying Securities, or a substitution of other assets for the Underlying Securities following a default on the Underlying Securities, would be a taxable event to Certificateholders on which they would recognize gain or loss.

         Foreign Tax Credits. Any foreign income taxes withheld from payments to the Trust will generally be includable in the income of Certificateholders and may be deductible to Certificateholders, or, alternatively, may entitle a Certificateholder to a U.S. foreign tax credit. The federal income tax law dealing with foreign tax credits is complex and the utilization of a deduction or credit related to foreign income taxes is subject to various limitations. Investors are encouraged to consult their tax advisors with respect to the federal, state, local and foreign tax consequences of foreign income taxes.

Other Deposited Assets of the Trust

         [DESCRIBE TAX CONSEQUENCES OF THE OTHER DEPOSITED ASSETS.]

Deductibility of Trust's Fees and Expenses

         In computing its federal income tax liability, a Certificateholder will generally be entitled to deduct, consistent with its method of accounting, its share of reasonable administrative fees, trustee fees and other fees paid or incurred by the Trust as provided in Section 162 or 212 of the Code and any allowable amortization deductions with respect to certain other assets of the Trust. If a Certificateholder is an individual, estate or trust, the deduction for his or its share of fees will be a miscellaneous itemized deduction that may be disallowed in whole or in part. The deduction of expenses may be subject to various limitations. Investors are encouraged to consult their tax advisors with respect to the federal, state, local and foreign tax consequences of deducting expenses of the Trust.

Purchase and Sale of a Certificate

         A Certificateholder's tax basis in a Certificate generally will equal the cost of such Certificate, increased by any amounts of undistributed taxable income (e.g., OID) and reduced by any amortized premium (each as described above) and any payments other than payments of qualified stated interest on an Underlying Security made on such Certificate.

         If a Certificate is sold, gain or loss will be recognized equal to the difference between the proceeds of sale allocable to each of the assets of the Trust and the Certificateholder's adjusted basis in each of the foregoing. [However, a Certificateholder's position in the [Underlying Securities] and the Call Option and/or the Swap Agreement likely will constitute a straddle for federal income tax purposes. Thus, any gain or loss realized upon sale, redemption, or other disposition of the Certificates will be short-term capital gain or loss, even if you have held the Certificate for more than one year. In addition, a portion of any interest expense incurred to acquire (or carry) the Certificates may be deferred and added to your basis in the Certificates.] Any gain or loss will generally be a capital gain or loss, except that gain will be treated in whole or in part as ordinary interest income to the extent of the Certificateholder's interest in accrued market discount not previously taken into income on Underlying Securities.

Foreign Certificateholders

         To the extent that amounts paid to Certificateholders that are not United States persons ("Foreign Certificateholders") are treated as interest, subject to exceptions applicable to certain types of interest, with respect to Underlying Securities originated after July 18, 1984, such amounts will generally be treated as "portfolio interest" and will generally not be subject to federal income or withholding tax, provided that the interest is not effectively connected with the conduct of a trade of business within the United States by the Foreign Certificateholder and provided that such Foreign Certificateholder (i) fulfills certain certification requirements, (ii) does not own, actually or constructively, at least 10% of the total combined voting power of all classes of stock of the Underlying Securities issuer (or 10% of the capital or profits of an issuer that is a partnership for federal income tax purposes), and (iii) is not a "related controlled foreign corporation." Under such requirements, the holder must certify, under penalties of perjury, that it is not a "United States person" and provide its name and address. If the interest is not portfolio interest, it will generally be subject to federal income and withholding tax at a rate of 30%, unless that tax is reduced or eliminated pursuant to an applicable tax treaty or that interest is effectively connected with the conduct of a trade or business within the United States and, in either case, the appropriate statement has been provided.

         Any capital gain realized on the sale, redemption, retirement or other taxable disposition of an Underlying Security or a Certificate by, or treated as by, a Certificateholder will be exempt from federal income tax and withholding tax, provided that (a) that gain is not effectively connected with the conduct of a trade or business in the United States by the Foreign Certificateholder, and (b) in the case of an individual Foreign Certificateholder, that individual is not present in the United States for 183 days or more in the taxable year.

         If the interest, gain or income on a Certificate or Underlying Security is effectively connected with the Foreign Certificateholder's conduct of a trade or business in the United States, the Foreign Certificateholder will generally be subject to federal income tax on the interest, gain or income at standard federal income tax rates. In addition, if the Foreign Certificateholder is a foreign corporation, it may be subject to a branch profits tax equal to 30% of its "effectively connected earnings and profits within the meaning of the Code for the taxable year, as adjusted for certain items, unless it qualifies for a lower rate under an applicable tax treaty.

         [DESCRIBE THE FEDERAL INCOME TAX CONSEQUENCES TO FOREIGN
CERTIFICATEHOLDERS OF AN INTEREST IN ANY OTHER DEPOSITED ASSETS OF THE
TRUST.]

         A "United States person" means, as determined for U.S. federal income tax purposes, (a) a citizen or resident of the U.S., (b) a corporation created or organized in or under the laws of the United States, any State or the District of Columbia, (c) an estate the income of which is includable in gross income for U.S. Federal income tax purposes, regardless of its source, or (d) a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more United States fiduciaries have the authority to control all of its substantial decisions.

Possible Alternative Characterizations

         It is possible that each Certificate will be treated as an actual debt instrument issued on the Closing Date. In that case, the Certificates would be taxed like conventional debt instruments and the discussion above under "- Income of Certificateholders" would not apply. If a series of Certificates has more than one class and some but not all classes are treated as actual debt instruments issued on the Closing Date, income on the classes not so treated may be treated as unrelated business taxable income (and thus subject to tax) in the hands of pension plans, individual retirement accounts and other tax-exempt investors. [It is also possible that the Trust will be treated as a partnership for federal income tax purposes. As described above, Special Tax Counsel will render an opinion to the effect that the Trust will not be classified for federal income tax purposes as an association (or publicly traded partnership) taxable as a corporation. In that case, the Certificateholders would treated as partners in a partnership (unless each Certificate were treated as an actual debt instrument issued on the Closing
Date) and the discussion above under "- Income of Certificateholders" would not apply. As a partnership, the Trust will not be subject to federal income tax, but each Certificateholder treated as a partner will generally be required to separately take into account such holder's allocable share of income, gains, losses, deductions and credits of the Trust regardless of the cash distributions received by such Certificateholder. A Certificateholder's allocable share of income and gain may exceed the amount of current cash distributions received by such Certificateholder. In certain circumstances, the Trust may be subject to federal withholding tax with respect to the income and gain separately allocated to Foreign Certificationholders.[FOR GRANTOR TRUST TRANSACTIONS PURSUANT TO WHICH SPECIAL TAX COUNSEL DOES NOT OPINE THAT TRUST WILL BE GRANTOR TRUST]]

Backup Withholding

         Payments made on the Certificates and proceeds from the sale, retirement or other disposition of the Certificates will not be subject to a "backup" withholding tax unless, in general, the Certificateholder fails to comply with certain reporting procedures and is not an exempt recipient under applicable provisions of the Code. Exempt recipients are encouraged to comply with the reporting procedures to avoid erroneous backup withholding. Any amount deducted and withheld will be allowed as a credit against the Certificateholder's federal income tax, provided that appropriate proof is provided under rules established by the Internal Revenue Service. Investors are encouraged to consult their tax advisors regarding their qualification for exemption from backup withholding and the procedure for obtaining such an exemption.]

[FOR PARTNERSHIP TRANSACTIONS]
[Tax Characterization of The Trust as a Partnership

[In connection with the issuance of the Certificates, Special Tax Counsel will render an opinion to the effect that, and subject to the assumptions and representations set forth therein, the Trust will be classified as a partnership and not as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes. However, there are no authorities on similar transactions involving interests issued by an entity with terms similar to those of the Certificates. Furthermore, an opinion of Special Tax Counsel is not binding on the Service or the courts. Prospective investors should note that no rulings have been or will be sought from the Service with respect to classification of the Trust for federal income tax purposes, and no assurance can be given that the Service will not take contrary positions. The Depositor and the administrative agent, if any, have agreed, and the Certificateholders will agree by their purchase of Certificates, to treat the Trust as a partnership for purposes of federal, state and local income, franchise and any other tax measured in whole or in part by income. [FOR PARTNERSHIP TRANSACTIONS PURSUANT TO WHICH SPECIAL TAX COUNSEL OPINES THAT TRUST WILL BE PARTNERSHIP]][In connection with the issuance of the Certificates, Special Tax Counsel will render an opinion to the effect that, and subject to the assumptions and representations set forth therein, the Trust will not be classified as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes. However, there are no authorities on similar transactions involving interests issued by an entity with terms similar to those of the Certificates. Furthermore, an opinion of Special Tax Counsel is not binding on the Service or the courts. Prospective investors should note that no rulings have been or will be sought from the Service with respect to classification of the Trust for federal income tax purposes, and no assurance can be given that the Service will not take contrary positions. The Depositor and the administrative agent, if any, have agreed, and the Certificateholders will agree by their purchase of Certificates, to treat the Trust as a partnership for purposes of federal, state and local income, franchise and any other tax measured in whole or in part by income. For possible alternative consequences see "- Possible Alternative Characterizations."[FOR PARTNERSHIP TRANSACTIONS PURSUANT TO WHICH SPECIAL TAX COUNSEL DOES NOT OPINE THAT TRUST WILL BE PARTNERSHIP]]

         If the Trust were deemed to be a "publicly traded partnership" it could be subject to corporate income tax. Any such corporate income tax could materially reduce or eliminate cash that would otherwise be distributable with respect to the Certificates (and Certificateholders could be liable for any such tax that is unpaid by the Trust). A publicly traded partnership is taxed in the same manner as a corporation unless at least 90% of its gross income consists of specified types of "qualifying income." Such qualifying income includes, among other things, interest income not derived in the conduct of a financial or insurance business, dividend income, and gain from the disposition of assets producing such income.

Partnership Taxation

         As a partnership, the Trust will not be subject to federal income tax, but each Certificateholder will be required to separately take into account such holder's allocable share of income, gains, losses, deductions and credits of the Trust. The Trust's income will consist primarily of [ ] and any gain upon collection or disposition of [ ]. The Trust's deductions will consist primarily of [ ].

         The tax items of a partnership are allocable to the partners in accordance with the Code, Treasury regulations and the partnership agreement (here, the Trust Agreement and related documents). The Trust Agreement will provide that each class of Certificateholders will be allocated taxable income of the Trust for each monthly period equal to the sum of (i) the amount payable (or accruing) at the pass-through rate on such class of Certificates for such month (to the extent such amount would not economically represent a return of capital); (ii) an amount equivalent to interest that accrues during such month on amounts previously due on such class of Certificates but not yet distributed; (iii) any Trust income for such month attributable to discount on the Underlying Securities that corresponds to any excess of the principal amount of such class of Certificates over their initial issue price; and (iv) [any other income economically accruing for such class of Certificates during such month. [All remaining taxable income of the Trust will be allocated to the [ ]]. It is believed that this allocation will be valid under applicable Treasury regulations, although no assurance can be given that the Service would not require a greater amount of income to be allocated to Certificateholders. Moreover, even under the foregoing method of allocation, holders may be allocated income equal to the entire pass-through rate plus the other items described above even though the Trust might not have sufficient cash to make current cash distributions of such amount. Thus, cash basis holders in effect could be required to report income from the Certificates on the accrual basis. In addition, tax allocations and tax reporting will be done on a uniform basis for all Certificateholders, even though their Certificates may have been purchased at different times and at different prices.

         An individual taxpayer's miscellaneous itemized deductions (which do not include interest expense) are subject to limitations and as a result may be disallowed in whole or in part. Those limitations, which also apply to estates and trusts, would apply to a Certificateholder's share of expenses of the Trust (including fees to the administrative agent, if any) and might result in such holder being taxed on an amount of income that exceeds the amount of cash actually distributed to such holder over the life of the Trust.

         If the Trust holds a large number of Underlying Securities, it intends to make all tax calculations relating to income and allocations to Certificateholders on an aggregate basis. Were the Service to require that such calculations be made separately for each Underlying Security, the Trust might be required to incur additional expense but the Depositor believes that there would not be a material adverse effect on Certificateholders.

         A Certificateholder would increase or decrease its tax basis in its Certificate for its allocable share of the Trust's income or loss, respectively. Any cash distributions by the Trust to a Certificateholder will constitute (i) first, a return of capital to the extent of such Certificateholder's tax basis in the Certificate (with a corresponding dollar-for-dollar reduction in such tax basis), and (ii) thereafter, to the extent in excess thereof, gain on the sale or exchange of such Certificateholder's Certificate. See "- Disposition of Certificates" below.

Discount and Premium

         The Depositor believes that the Underlying Securities were not issued with original issue discount ("OID") and, therefore, the Trust should not have OID income. However, the purchase price paid by the Trust for the Underlying Securities may be greater or less than the remaining principal balance of the Underlying Securities at the time of purchase. If so, the Underlying Securities will have been acquired at a premium or discount, as the case may be. (As indicated above, if the Trust acquires a large number of Underlying Securities it will make this calculation on an aggregate basis, but might be required to recompute it on an instrument-by-instrument basis.)

         The Trust will make an election that will result in any market discount on the Underlying Securities being included in income currently as such discount accrues over the life of the Underlying Securities. As indicated above in the discussion under "- Partnership Taxation," a portion of such market discount income may be allocated to Certificateholders.

Modification or Exchange of Underlying Securities

         Depending upon the circumstances, it is possible that a modification of the terms of the Underlying Securities, or a substitution of other assets for the Underlying Securities following a default on the Underlying Securities, would be a taxable event to Certificateholders on which they would recognize gain or loss.

Foreign Tax Credits

         Any foreign income taxes withheld from payments to the Trust will generally be includable in the income of Certificateholders and may be deductible to Certificateholders, or, alternatively, may entitle a Certificateholder to a U.S. foreign tax credit. The federal income tax law dealing with foreign tax credits is complex and the utilization of a deduction or credit related to foreign income taxes is subject to various limitations. Investors are encouraged to consult their tax advisors with respect to the federal, state, local and foreign tax consequences of foreign income taxes.

Tax Consequences of Other Assets Held by Trust

         The manner in which income with respect to the other assets of the Trust should be accrued will depend on the nature of those assets.

         [DISCUSS SPECIFIC TAX CONSEQUENCES OF OTHER ASSETS.]

Section 708 Termination

         Under Section 708 of the Code, the Trust will be deemed to terminate for federal income tax purposes if 50% or more of the capital and profits interests in the Trust are sold or exchanged within a 12-month period. Were such a termination to occur, the Trust would be considered to have contributed its assets to a new partnership and distributed the interests in the new partnership in liquidation to the Certificateholders. If any such constructive termination occurs, the Trust does not intend to comply with certain technical requirements that might be applicable for various reasons including the likely lack of relevant data. As a result, the Trust may be subject to certain tax penalties and may incur additional expenses. Moreover, the Schedule K-1 information thereafter distributed to the Certificateholders may be incorrect.

Disposition of Certificates

         Generally, capital gain or loss will be recognized on a sale or other disposition of Certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the Certificates sold. A Certificateholder's tax basis in a Certificate will generally equal its cost, increased by his share of trust income includable in his income (including for the taxable year of sale) and decreased by his share of deductible trust losses and any distributions received with respect to such Certificate. In addition, both its tax basis in, and the amount realized on a sale of, a Certificate would include the holder's share of liabilities of the Trust. A holder acquiring Certificates at different prices may be required to maintain a single aggregate adjusted tax basis in such Certificate and, upon sale or other disposition of some of the Certificates, allocate a pro rata portion of such aggregate tax basis to the Certificates sold (rather than maintaining a separate tax basis in each Certificate for purposes of computing gain or loss on a sale of that Certificate).

         [A Certificateholder's position in the Underlying Securities and the Call Option and/or the Swap Agreement likely will constitute a straddle for federal income tax purposes. Thus, any gain or loss realized upon sale, redemption, or other disposition of the Certificates will be short-term capital gain or loss, even if you have held the Certificate for more than one year. In addition, a portion of any interest expense incurred to acquire (or carry) the Certificates may be deferred and added to your basis in the Certificates.][Gain or loss realized upon sale, redemption, or other disposition of the Certificates will generally be capital gain and will be long-term capital gain or loss depending upon the holding period of the Certificateholder. The utilization of capital losses is subject to limitation.]

         On the sale of a Certificate, any gain attributable to the holder's share of any accrued market discount on the Underlying Securities that has not otherwise been included in the holder's income would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements. The Trust does not expect to have any other assets that would give rise to such special reporting requirements. Thus, to avoid those special reporting requirements, the Trust will elect to include market discount in income as it accrues.

         If a Certificateholder is required to recognize an aggregate amount of income (not including income attributable to disallowed itemized deductions described above) over the life of the Certificates that exceeds the aggregate cash distributions with respect thereto, such excess will generally give rise to a capital loss upon the retirement of the Certificate. The utilization of capital losses is subject to limitation.

Allocations Between Transferors and Transferees

         In general, the Trust's taxable income and losses will be determined monthly and the tax items for a particular calendar month allocable to a particular class of Certificates will be apportioned among holders of such Certificates in proportion to the principal amount of such Certificates owned by them as of the first business day following the end of such month. As a result, a holder purchasing Certificates may be allocated tax items (which will affect its tax liability and tax basis) attributable to periods before the actual transaction.

         The use of such a monthly convention may not be permitted by existing regulations. If such a convention is not allowed (or only applies to transfers of less than all of a partner's interest), taxable income or losses of the Trust might be reallocated among the Certificateholders. The Trustee is authorized to revise the Trust's method of allocation between transferors and transferees to conform to a method permitted by future regulations.

Section 754 Election

         In the event that a Certificateholder sells its Certificates at a profit (loss), the purchasing Certificateholder will have a higher (lower) basis in the Certificates than the selling Certificateholder had. The tax basis of the Trust's assets will not be adjusted to reflect that higher (or lower) basis unless the Trust were to file an election under Section 754 of the Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the Trust will not make such election. As a result Certificateholders might be allocated a greater or lesser amount of trust income than would be appropriate based on their own purchase price for Certificates.

Administrative Matters

         The Trustee is required to keep complete and accurate books of the Trust. Such books will be maintained for financial reporting and tax purposes on an accrual basis and the fiscal year of the Trust will be the calendar year. The Trustee will file a partnership information return (Internal Revenue Service Form 1065) with the Service for each taxable year of the Trust and will report each Certificateholder's allocable share of items of trust income and expense to holders and the Service on Schedule K-1. The Trust will provide the Schedule K-1 information to nominees that fail to provide the Trust with the information statement described below and such nominees will be required to forward such information to the beneficial owners of the Certificates. Generally, holders must file tax returns that are consistent with the information return filed by the Trust or be subject to penalties, unless the holder notifies the Service of all such inconsistencies.

         Under Code Section 6031, any person that holds Certificates as a nominee at any time during a calendar year is required to furnish the Trust with a statement containing certain information on the nominee, the beneficial owners and the Certificates so held. Such information includes (i) the name, address and taxpayer identification number of the nominee and (ii) as to each beneficial owner (x) the name, address and taxpayer identification number of such person, (y) whether such person is not a United States person, a tax-exempt entity, or a foreign government, an international organization, or any wholly-owned agency or instrumentality of either of the foregoing, and (z) certain information on Certificates that were held, bought or sold on behalf of such person throughout the year. In addition, brokers and financial institutions that hold Certificates through a nominee are required to furnish directly to the Trust information as to themselves and their ownership of Certificates. A clearing agency registered under Section 17A of the Exchange Act is not required to furnish any such information statement to the Trust. The information referred to above for any calendar year must be furnished to the Trust on or before the following January 31. Nominees, brokers and financial institutions that fail to provide the Trust with the information described above may be subject to penalties.

         The Depositor, as the tax matters partner, will be responsible for representing the Certificateholders in any dispute with the Service. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the Trust by the appropriate taxing authorities could result in an adjustment of the returns of the Certificateholders and, under certain circumstances, a Certificateholder may be precluded from separately litigating a proposed adjustment to the items of the Trust. An adjustment could also result in an audit of a Certificateholder's returns and adjustments of items not related to the income (or loss) of the Trust.

Tax Consequences to Foreign Certificateholders

         [It is not clear whether the Trust would be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to non-U.S. persons because there is no clear authority dealing with that issue under facts substantially similar to those described herein.][It is not expected that the Trust would be engaged in a trade or business in the United States for such purposes and the Trust does not expect to withhold as if it were so engaged. Subsequent adoption of Treasury regulations or the issuance of other administrative pronouncements may require the Trust to change its withholding procedures. In determining a holder's nonforeign status, the Trust may rely on Form W-8BEN or the holder's certification of nonforeign status signed under penalties of perjury.]

         [If the Trust were determined to be engaged in a trade or business in the United States, each foreign holder would be required to file a U.S. individual or corporate income tax return (including, in the case of a corporation, the branch profits tax) on its share of the Trust's income. Each Foreign Certificateholder must obtain a taxpayer identification number from the Service and submit that number to the Trust on Form W-8 in order to assure appropriate crediting of the taxes withheld. A Foreign Certificateholder generally would be entitled to file with the Service a claim for refund with respect to taxes withheld by the Trust, taking the position that no taxes were due because the Trust was not engaged in a U.S. trade or business. The Trust will cooperate in any such refund claim if it can do so without incurring any out-of-pocket cost. No assurance can be given as to whether any such refund claim would be granted.]

         [THE FOREGOING SUMMARY WILL BE MODIFIED, AS NECESSARY, TO REFLECT DIFFERENCES CAUSED BY THE PRECISE NATURE OF THE DEPOSITED ASSETS RELATING TO A GIVEN SERIES OF CERTIFICATES.]

[Possible Alternative Characterizations

         It is possible that the Trust could be characterized as a grantor trust for federal income tax purposes. In such case, each owner of a Certificate (a "Certificateholder") will be subject to federal income taxation as if it owned directly the portion of the Deposited Assets allocable to such Certificates, and as if it paid directly its share of expenses paid by the Trust. As a result, the timing and amount of income, gain, loss, deduction, and credit includable by a Certificateholder may differ from the discussion above. [FOR PARTNERSHIP TRANSACTIONS PURSUANT TO WHICH SPECIAL TAX COUNSEL DOES NOT OPINE THAT TRUST WILL BE PARTNERSHIP]]

Backup Withholding

         Payments made on the Certificates and proceeds from the sale of the Certificates will not be subject to a "backup" withholding tax unless, in general, the Certificateholder fails to comply with certain reporting procedures and is not an exempt recipient under applicable provisions of the Code.]

[FOR FASIT TRANSACTIONS]
[Tax Characterization of The Trust as a "FASIT"

         No currently effective regulations or other guidance has been issued concerning sections 860H through 860L of the Code, and certain issues relevant to such provisions, that apply to financial asset securitization investment trusts ("FASITs"). Hence, definitive guidance cannot be provided regarding many aspects of the federal income tax treatment of Certificateholders. This summary is subject to the issuance of final Treasury regulations and other guidance relating to the federal income tax consequences of FASITs and holders of interests in FASITs, which guidance may provide federal income tax consequences contrary to those described below and may apply retroactively. Investors are encouraged to consult their own tax advisors in determining the federal, state, local, foreign, and any other tax consequences relating to FASITs and holders of interests in FASITs.

         The Trust will qualify as a FASIT if (i) a FASIT election is in effect, (ii) certain tests concerning the composition of the Trust's assets (the "asset test") and the nature of the investors' interests in the Trust (the "interests") are met on a continuing basis, and (iii) the Trust is not a RIC as described in Section 851(a) of the Code. In connection with the issuance of the Certificates, Special Tax Counsel will render an opinion to the effect that, and subject to the assumptions and representations set forth therein, the Trust will qualify as a FASIT under sections 860H through 860L of the Code. However, an opinion of Special Tax Counsel is not binding on the Service or the courts. Prospective investors should note that no rulings have been or will be sought from the Service with respect to classification of the Trust for federal income tax purposes, and no assurance can be given that the Service will not take contrary positions. Furthermore, final Treasury regulations and other guidance could affect this qualification, possibly with retroactive effect. If the Trust failed to qualify as a FASIT for federal income tax purposes, it might be classified as an association, or publicly traded partnership, taxable as a corporation. In such case, the Trust would be subject to federal income tax that could materially reduce cash available to make payments on Certificates.

         FASIT interests will be classified as either FASIT regular interests, which will generally be treated as debt for federal income tax purposes, or FASIT ownership interests, which will generally not be treated as debt for such purposes, but rather as representing rights and responsibilities with respect to the taxable income or loss of the related FASIT. The FASIT ownership interests must be owned by domestic "C" corporations. [The Certificates will be designated as FASIT regular interests.]

         If the Trust fails to comply with one or more ongoing requirements for FASIT status during any taxable year, the Code provides that its FASIT status may be lost for that year and thereafter. If FASIT status is lost, the federal income tax treatment of the former FASIT and the related securities is uncertain. Although the Code authorizes the Treasury to issue regulations that address situations where a failure to meet the requirements for FASIT status occurs inadvertently and in good faith, such regulations have not yet been issued. It is possible that disqualification relief might be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the FASIT's income for the period of time in which requirements for FASIT status are not satisfied.

[Taxation of Holders of FASIT Ownership Interests.

         A FASIT ownership interest represents the residual equity interest in a FASIT. As such, the holder of a FASIT ownership interest determines its taxable income by taking into account all assets, liabilities, and items of income, gain, deduction, loss and credit of the related FASIT. In general the character of the income to the holder of a FASIT ownership interest will be the same as the character of such income to the FASIT, except that any tax-exempt interest income taken into account by the holder of a FASIT ownership interest is treated as ordinary income. In determining that taxable income, the holder of a FASIT ownership interest must use a constant yield methodology and an accrual method of accounting and generally will be subject to the same rules of taxation for Original Issue Discount ("OID"), market discount, and amortizable premium as the holder of a FASIT regular interest. See "Taxation of Holders of FASIT Regular Interests- OID, --Market Discount, and --Amortizable Premium" below. In addition, a holder of a FASIT ownership interest is subject to the same limitations on its ability to use non-FASIT losses to offset income from the FASIT ownership interest as are holders of high-yield interests, discussed below.

         Losses on dispositions of a FASIT ownership interest generally will be disallowed where within six months before or after the disposition, the seller of such interest acquires any other FASIT ownership interest that is economically comparable to the disposed FASIT ownership interest. In addition, if any security that is sold or contributed to a FASIT by the holders of the related FASIT ownership interest was required to be marked to market under section 475 of the Code by such holder, then section 475 of the Code generally will continue to apply to such security.

         The Code contains various limitations on the ability of individuals, trusts, and estates that own interests in entities that are taxed on a pass-though basis (such as holders of FASIT ownership interests) to deduct their respective shares of the entity's deductions. Accordingly, such a holder will be entitled to deduct such fees and expenses under Section 212 of the Code only to the extent that the amount of the fees and expenses, when combined with its other miscellaneous itemized deductions for the taxable year in question, exceeds 2% of its adjusted gross income. In addition, Code
Section 68 provides that the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds a specified amount (the "Applicable Amount") -- will be reduced by the lesser of:

         (1)      the excess of adjusted gross income over the Applicable
                  Amount, or

         (2) 80% of the amount of itemized deductions otherwise allowable for the taxable year for taxable years ending on or before December 31, 2005, and by a reduced portion of such amount for taxable years beginning on or after January 1, 2006.

         Non-corporate holders of securities also should be aware that miscellaneous itemized deductions are not deductible for purposes of the Alternative Minium Tax. The amount of such additional taxable income recognized by holders who are subject to the limitations of either Section 67 or Section 68 may be substantial and may reduce or eliminate the after-tax yield to such holders of an investment in the certificates of an affected series.]

Taxation of Holders of FASIT Regular Interests.

         Payments received by holders of FASIT regular interests should generally be accorded the same tax treatment under the Code as payments received on other taxable debt instruments. Except as described below for FASIT OID, market discount or premium, interest paid or accrued on FASIT regular interests will be treated as ordinary income and a principal payment on these certificates will be treated as a return of capital to the extent that the adjusted basis in the Certificate is allocable to that payment. Holders of FASIT regular interests must report income from such interests under an accrual method of accounting, even if they otherwise would have used the cash method. The trustee or the administrator will report annually to the Internal Revenue Service (the "IRS") and to holders of record (which generally will not include the beneficial owner of a certificate) the interest paid or accrued and OID, if any, accrued on the certificates. The trustee or the administrator (the "") will be the party responsible for computing the amount of OID to be reported to the FASIT regular interest holders each taxable year.

         Taxation of Holders of High-Yield Interests. High-yield interests are FASIT regular interests that are subject to additional special rules regarding the eligibility of holders of such interests, and the ability of such holders to offset income derived from those interests with losses. High-yield interests may be held only by eligible domestic corporations, other FASITs, and dealers in securities which acquire such interests as inventory. If a securities dealer (other than an eligible corporation) initially acquires a high-yield interest as inventory, but later begins to hold it for investment, the dealer will be subject to an excise tax equal to the income from the high-yield interest multiplied by the highest corporate tax rate. In addition, transfers of high-yield interests to disqualified holders will be disregarded for federal income tax purposes, and the transferor will continue to be treated as the holder of the high-yield interest.

         The holder of a high-yield interest may not use non-FASIT current losses or net operating loss carryforwards or carrybacks to offset any income derived from the high-yield interest, for either regular federal income tax purposes or for alternative minimum tax purposes. In addition, the FASIT provisions contain an anti-abuse rule that imposes corporate income tax on income derived from a FASIT regular interest that is held by a pass-through entity (other than another FASIT) that issues debt or equity securities backed by the FASIT regular interest and that have the same features as high-yield interests.

         Taxation of OID. Certificateholders of FASIT regular interests that are treated as issued with OID will be required to include that OID on that FASIT regular interest in income on a constant yield basis. A FASIT regular interest will be treated as issued with original issue discount under the Code if the excess of its "stated redemption price at maturity" over its "issue price" equals or exceeds 0.25 percent of the stated redemption price at maturity multiplied by the number of complete years to the weighted average maturity date of that FASIT regular interest. Under a constant yield basis, a Certificateholder of a FASIT regular interest will be required to include in income for any period the sum of the accrued OID allocated to each day in that period regardless of payments made on those FASIT regular interests during that period. Consequently, holders of FASIT regular interest treated as issued with OID may be required to include OID in income prior to the receipt of payments representing that income. Certificateholders of FASIT regular interest issued with OID that does not exceed the amount described above must include that OID in income ratably as principal payments are received.

[IF NECESSARY, INCLUDE DISCLOSURE RELATING TO VRDI INSTRUMENTS AND/OR CPDI INSTRUMENTS]

         Market Discount. A Certificateholder of a FASIT regular interest who purchases an interest in the Certificate at a discount that exceeds any OID not previously includable in income may be subject to the "market discount" rules of sections 1276 through 1278 of the Code. These rules provide, in part, that gain on the sale or other disposition of a Certificate and partial principal payments on a Certificate are treated as ordinary income to the extent of accrued market discount. The market discount rules also provide for deferral of certain interest deductions with respect to debt incurred to purchase or carry a note that has market discount.

         Market Premium. A Certificateholder of a FASIT regular interest who purchases an interest in the Certificate at a premium may elect to deduct the premium against interest income on an amortized basis over the remaining term of the Certificate in accordance with the provisions of section 171 of the Code.

         Disposition of Certificates Treated as Regular Interests. Subject to certain exceptions, such as in the case of "wash sales," upon the sale, exchange or retirement of a Certificate, the Certificateholder will recognize taxable gain or loss in an amount equal to the difference between the amount realized on the disposition, other than amounts attributable to accrued interest, and the Certificateholder's adjusted tax basis in the Certificate. The Certificateholder's adjusted tax basis in the Certificate will generally equal the cost of the Certificate to that Certificateholder, increased by any market or OID previously included in income by that holder with respect to the Certificate, and decreased by the amount of any bond premium previously deducted and any payments of principal or OID previously received by that Certificateholder with respect to that Certificate. Except to the extent of any accrued market discount not previously included in income and except as provided below, that gain, if any, will be treated as a capital gain which will be long-term capital gain if the Certificate has been held for more than one year, and that loss, if any, will be treated as a capital loss, the deductibility of which may be limited.

         Gain from the disposition of a FASIT regular interest that otherwise would be capital gain will be treated as ordinary income to the extent that the amount actually includable in income with respect to the Certificate by the Certificateholder during its holding period is less than the amount that would have been includable in income if the yield on that certificate during the holding period had been 110% of the "applicable federal rate" as of the date that the holder acquired the Certificate.

         In the case of a FASIT regular interest that is a "high yield interest," a holder's taxable income will not be less than its income determined solely by reference to such interests.

Taxation of Certain Foreign Holders of FASIT Regular Interests

         To the extent that amounts paid to Certificateholders of FASIT regular interests that are not United States persons ("Foreign Certificateholders") are treated as interest or OID, such amounts will generally be treated as "portfolio interest" and will generally not be subject to federal income or withholding tax, provided that the interest or OID is not effectively connected with the conduct of a trade of business within the United States by the Foreign Certificateholder and provided that such Foreign Certificateholder (i) fulfills certain certification requirements, (ii) is not, actually or constructively, a "10 percent shareholder" of the FASIT, and
(iii) is not a "related controlled foreign corporation" with respect to the FASIT. Under such requirements, the holder must certify, under penalties of perjury, that it is not a "United States person" and provide its name and address. If the interest is not portfolio interest, it will generally be subject to federal income and withholding tax at a rate of 30%, unless that tax is reduced or eliminated pursuant to an applicable tax treaty or that interest is effectively connected with the conduct of a trade or business within the United States and, in either case, the appropriate statement has been provided.

         Any capital gain realized on the sale, redemption, retirement or other taxable disposition of a Certificate by a Certificateholder will be exempt from federal income tax and withholding tax, provided that (a) that gain is not effectively connected with the conduct of a trade or business in the United States by the Foreign Certificateholder, and (b) in the case of an individual Foreign Certificateholder, that individual is not present in the United States for 183 days or more in the taxable year.

         If the interest, gain or income on a Certificate or Underlying Security is effectively connected with the Foreign Certificateholder's conduct of a trade or business in the United States, the Foreign Certificateholder will generally be subject to federal income tax on the interest, gain or income at standard federal income tax rates. In addition, if the Foreign Certificateholder is a foreign corporation, it may be subject to a branch profits tax equal to 30% of its "effectively connected earnings and profits within the meaning of the Code for the taxable year, as adjusted for certain items, unless it qualifies for a lower rate under an applicable tax treaty.

         A "United States person" means, as determined for U.S. federal income tax purposes, (a) a citizen or resident of the U.S., (b) a corporation created or organized in or under the laws of the United States, any State or the District of Columbia, (c) an estate the income of which is includable in gross income for U.S. Federal income tax purposes, regardless of its source, or (d) a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more United States fiduciaries have the authority to control all of its substantial decisions.

         The foregoing does not apply to FASIT High -Yield Interests, which must be owned by a U.S. corporation.

Backup Withholding

         Payments made on the Certificates and proceeds from the sale, retirement or other disposition of the Certificates will not be subject to a "backup" withholding tax unless, in general, the Certificateholder fails to comply with certain reporting procedures and is not an exempt recipient under applicable provisions of the Code. Exempt recipients are encouraged to comply with the reporting procedures to avoid erroneous backup withholding. Any amount deducted and withheld will be allowed as a credit against the Certificateholder's federal income tax, provided that appropriate proof is provided under rules established by the Internal Revenue Service. Investors are encouraged to consult their tax advisors regarding their qualification for exemption from backup withholding and the procedure for obtaining such an exemption.]

                       CERTAIN STATE TAX CONSIDERATIONS

         [Describe any applicable state tax consequences that may arise, including as a result of the specific nature of the Deposited Assets relating to a given series of Certificates or the degree of servicing required with respect to such Deposited Assets.

                             ERISA CONSIDERATIONS
General

         The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code, impose certain restrictions on (a) employee benefit plans (as defined in Section 3(3) of ERISA), (b) plans described in section 4975(e)(1) of the Code, including individual retirement accounts or Keogh plans, (c) any entities whose underlying assets include plan assets by reason of a plan's investment in such entities (each, a "Plan") and (d) persons who have certain specified relationships to such Plans ("Parties-in-Interest" under ERISA and "Disqualified Persons" under the Code).

         [Although no assurances can be given, the [Underwriter] believes that each class of Certificates will qualify as Publicly Offered Securities under regulations issued by the U.S. Department of Labor ("DOL") (i.e., freely tradeable, widely held and registered under the Exchange Act) and that, accordingly, the assets of the Trust should not be treated as assets of any employee benefit plan subject to ERISA by reason of an investment in the Certificates.]

         [The [Underwriter] intends to [limit equity participation in the Trust by Benefit Plan Investors (as defined under DOL Regulation Section 2510.3-101(f)(2)) to less than 25% of any class of Certificates][prohibit investors using assets of employee benefit plans subject to Title I of ERISA or Section 4975 of the Code (including assets of an insurance company general account) from acquiring [the offered class of Certificates]]. Accordingly, each purchaser of [the offered class of Certificates] will be required to make representations with respect to [whether or not it is a Benefit Plan Investor and whether or not it has discretionary authority or control with respect to the assets of the Trust or any person who provides investment advice for a fee (direct or indirect) with respect to such assets][whether or not it is using assets of employee benefit plans subject to Title I of ERISA or Section 4975 of the Code, as applicable].

                                 UNDERWRITING

         Subject to the terms and conditions set forth in the underwriting agreement, dated as of [ ] relating to the Certificates, the Depositor has agreed to sell and [Banc of America Securities LLC (an affiliate of the Depositor)] [each of the underwriters named below, including [Banc of America Securities LLC] [has] [have severally] agreed to purchase, the [Certificates] [the principal amount of each class of Certificates set forth below opposite its name]].


                                                       Principal Amount of
Class [  ] Underwriters                                Class [  ] Certificates
-----------------------                                -----------------------
Banc of America Securities LLC ......................  $
[                             ]......................  $
         Total.......................................
                                                       =======================

                                                       Principal Amount of
Class [  ] Underwriters                                Class [  ] Certificates
-----------------------                                -----------------------

Banc of America Securities LLC ......................  $
[                             ]......................  $
         Total.......................................
                                                       =======================

         In the Underwriting Agreement, the Underwriters have agreed, subject to the terms and conditions set forth therein, to purchase all of the Certificates offered hereby, if any of the Certificates are purchased.

         The Underwriters propose initially to offer the Class [ ] Certificates to the public at the price set forth on the cover page hereof and to certain dealers at such price less concessions not in excess of [ ]% of the principal amount of the Class [ ] Certificates. The Underwriters may allow, and such dealers may reallow, concessions not in excess of [ ]% of the principal amount of the Class [ ] Certificates to certain brokers and dealers. After the initial public offering, the public offering price and other selling terms may be changed by the Underwriters.

         The Underwriters of the Class [ ] Certificates propose initially to offer the Class [ ] Certificates to the public at the price set forth on the cover page hereof and to certain dealers at such price less concessions not in excess of [ ]% of the principal amount of the Class [ ] Certificates. The Underwriters may allow, and such dealers may reallow, concessions not in excess of [ ]% of the principal amount of the Class [ ] Certificates to certain brokers and dealers. After the initial public offering, the public offering price and other selling terms may be changed by the Underwriters.

         The Depositor will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, and/or contribute to payments the Underwriters may be required to make in respect thereof.

         In addition to the underwriting discount to be paid to the Underwriters as set forth on the cover page hereto, the Depositor has agreed to reimburse the Underwriters for their reasonable out-of-pocket costs and expenses incurred in connection with the offering, including the reasonable fees and disbursements of Underwriters' counsel.

         In connection with the sale of these Certificates, the underwriters may engage in:

         o over-allotments, in which members of the syndicate selling these Certificates sell more Certificates than the issuer actually sold to the syndicate, creating a syndicate short position;

         o stabilizing transactions, in which purchases and sales of these Certificates may be made by the members of the selling syndicate at prices that do not exceed a specified maximum;

         o syndicate covering transactions, in which members of the selling syndicate purchase these Certificates in the open market after the distribution has been completed in order to cover syndicate short positions; and

         o penalty bids, by which underwriters reclaim a selling concession from a syndicate member when any of these Certificates originally sold by that syndicate member are purchased in a syndicate covering transaction to cover syndicate short positions.

         These stabilizing transactions, syndicate covering transactions and penalty bids may cause the price of these Certificates to be higher than it would be otherwise be. These transactions, if commenced, may be discontinued at any time.

         [Each Underwriter has represented and agreed that:

         o it has not offered or sold, and will not offer or sell, any Certificates to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which do not constitute an offer to the public in the United Kingdom for the purposes of the Public Offers of Securities Regulations 1995;

         o it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Certificates in, from or otherwise involving the United Kingdom; and

         o it has only issued or passed on, and will only issue or pass on, in the United Kingdom any document received by it in connection with the issue or sale of Certificates to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 (as amended) or is a person to whom the document may otherwise lawfully be issued or passed on.]

         In the ordinary course of their respective businesses, the Underwriters and their affiliates have engaged, and may in the future engage, in commercial banking and investment banking and other transactions with Underlying Securities Issuers and their affiliates.

         Banc of America Securities LLC is an affiliate of the Depositor, and the participation by Banc of America Securities LLC in the offering of the Certificates complies with [Section 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc.] regarding underwriting securities of an affiliate.

                                    RATINGS

         [It is a condition to the issuance of the Certificates that the Certificates be rated not lower than [specify ratings applicable to each class] by [Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P")] [Moody's Investors Service, Inc. ("Moody's")] [and] [Fitch Inc. ("Fitch Ratings")] (the "Rating [Agency] [Agencies]"). The ratings address the likelihood of the receipt by the Certificateholders of payments described in the Trust Agreement, and are based primarily on the credit quality of the Underlying Securities [and any providers of Other Deposited Assets and/or Credit Support], as well as on the relative priorities of the Certificateholders of each class of the Certificates with respect to collections and losses with respect to the Underlying Securities. The rating on the Certificates does not, however, constitute a statement regarding the occurrence or frequency of redemptions or prepayments on, or extensions of the maturity of, the Underlying Securities, the corresponding effect on yield to investors, or whether investors in the Class [ ] Certificates [specify class with Notional Amount] may fail to recover fully their initial investment.]

         [A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning Rating Agency. Each security rating should be evaluated independently of any other security rating.]

         [The Depositor has not requested a rating on the Certificates by any rating agency other than the Rating [Agency] [Agencies]. However, there can be no assurance as to whether any other rating agency will rate the Certificates, or, if it does, what rating would be assigned by any such other rating agency. A rating on the Certificates by another rating agency, if assigned at all, may be lower than the ratings assigned to the Certificates by the Rating [Agency] [Agencies].]

                                 LEGAL MATTERS

         Certain legal matters relating to the issuance of the Certificates and the federal income tax consequences of such issuance will be passed upon for the Depositor and for the Underwriter[s] by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York.


                   INDEX OF TERMS FOR PROSPECTUS SUPPLEMENT

                                                                          Page

Accrued Certificate Interest..............................................S-24
Advance...................................................................S-26
Allocated Purchase Price..................................................S-38
Applicable Amount.........................................................S-50
Available Funds...........................................................S-24
Calculation Agent..........................................................S-4
Call Option................................................................S-4
Call Option Agreement......................................................S-4
Call Option Holder.........................................................S-4
Certificate Principal Balance.............................................S-25
Certificateholder.........................................................S-37
Certificates.........................................................S-1, S-20
Class [   ] Certificates.............................................S-1, S-20
Clearing Agency...........................................................S-20
Closing Date...............................................................S-4
Code...........................................................S-8, S-33, S-36
Collection Period .........................................................S-5
Concentrated Underlying Securities........................................S-16
Credit Support.............................................................S-4
Credit Support Agreement..................................................S-18
Cut-off Date...............................................................S-2
Definitive Classes........................................................S-20
Deposited Assets..........................................................S-13
Depositor.................................................................-vi-
Distribution Date .........................................................S-4
DOL.......................................................................S-54
DTC........................................................................S-8
Eligible Investments......................................................S-25
ERISA................................................................S-8, S-54
Exchange Act...............................................................S-3
Extraordinary Trust Expenses..............................................S-25
Final Scheduled Distribution Date..........................................S-4
Fitch Ratings........................................................S-7, S-57
Foreign Certificateholders..........................................S-42, S-52
GSE.......................................................................S-13
Interest Accrual Period..............................................S-5, S-21
Interest Proceeds.........................................................S-25
IRA........................................................................S-8
Issuer Documents..........................................................S-16
Liquidation Proceeds......................................................S-26
Moody's..............................................................S-7, S-57
Notional Amount...........................................................S-25
NYSE......................................................................S-21
OID.................................................................S-37, S-45
Other Deposited Assets...............................................S-3, S-35
Plan.................................................................S-8, S-54
Premium Proceeds..........................................................S-25
Principal Proceeds........................................................S-25
Rating [Agency] [Agencies]................................................S-57
Realized Losses...........................................................S-22
Record Date...............................................................S-22
Reference Entity....................................................S-17, S-18
Regulations...............................................................S-39
Required Interest Amount..................................................S-26
Required Percentage-Amendment.............................................S-33
Required Percentage-Waiver................................................S-33
S&P..................................................................S-7, S-57
Securities Act............................................................-ii-
Series Supplement....................................................S-1, S-13
Service...................................................................S-36
Special Tax Counsel.......................................................S-36
Specified Currency.........................................................S-8
Standard Terms.......................................................S-1, S-12
Termination Event.........................................................S-31
Trust................................................................S-1, S-12
Trust Agreement......................................................S-1, S-13
Trust Estate..............................................................S-13
Trustee....................................................................S-1
Underlying Securities......................................................S-2
Underlying Securities Issuer.........................................S-3, S-12
United States person................................................S-43, S-53

                                                                   ANNEX I

                              AUCTION PROCEDURES


                                   ARTICLE 1

         SECTION 1.1  DEFINITIONS.

                  "All Hold Rate" means [          ].

                  "Auction" means with respect to each Class of Auction Rate Certificates, the implementation of the Auction Procedures on an Auction Date for such Class.

                  "Auction Agent" means [          ], a [          ], or any
successor appointed under the Auction Agent Agreement.

                  "Auction Agent Agreement" means the Auction Agent Agreement dated as of the Closing Date, among the Trustee, the Auction Agent and the Depositor, including any amendment thereof or supplement thereto.

                  "Auction Agent Fee" means the fee paid to the Auction Agent pursuant to the Auction Agent Agreement.

                  "Auction Rate Certificate[s]" means the Class [ ] Certificates [and the Class [ ] Certificates].

                  "Auction Date" means, with respect to each class of Auction Rate Certificates, the third Business Day immediately preceding the first day of each Interest Accrual Period, commencing [ ], 2003. Notwithstanding the foregoing, the Auction Date for one or more Interest Accrual Periods may be changed pursuant to the Auction Agent Agreement, as described herein.

                  "Auction Procedures" means the procedures set forth in
Section 2.1.1 hereof by which the Auction Rate is determined.

                  "Auction Rate" means with respect to a Class of Auction Rate Certificates, the rate of interest per annum that results from implementation of the Auction Procedures.

                  "Auction Spread Amount" means with respect to each Class of Auction Rate Certificates, the highest Bid Spread Amount contained in the Clearing Bids selected on any Auction Date with respect to such Class in accordance with the Auction Procedures.

                  "Authorized Denominations" means, with respect to each Class of Auction Rate Certificates, [$25,000] and integral multiples of [$25,000] in excess thereof.

                  "Available Certificates" has the meaning set forth in
Section 2.1.1(b)(i)(A) hereof.

                  "Bid" has the meaning set forth in Section 2.1.1(a)(i) hereof.

                  "Bid Spread Amount" means the spread over [describe index] requested by a Bidder.

                  "Bidder" has the meaning set forth in Section 2.1.1(a)(i) hereof.

                  "Book-Entry Form" or "Book-Entry System" means a form or system under which (i) the beneficial right to principal and interest may be transferred only through a book entry, (ii) physical securities in registered form are issued only to a Depository or its nominee as registered owner, with the securities "immobilized" to the custody of the Depository, and (iii) the book entry is the record that identifies the owners of beneficial interests in that principal and interest.

                  "Broker-Dealer" means [BAS Affiliate] or any other broker or dealer (each as defined in the Securities Exchange Act of 1934, as amended), commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer set forth in the Auction Procedures that (a) is a Participant (or an Affiliate of a Participant), (b) has been appointed as such by the Depositor and (c) has entered into a Broker-Dealer Agreement that is in effect on the date of reference.

                  "Broker-Dealer Agreement" means each agreement among the Auction Agent, a Broker-Dealer and the Depositor, pursuant to which the Broker-Dealer agrees to participate in Auctions in accordance with the Auction Procedures.

                  "Broker-Dealer Fee" means the fee paid to a Broker-Dealer pursuant to its Broker-Dealer Agreement.

                  "Class" means the Class [ ] Certificates or the Class [ ] Certificates, as applicable.

                  "Clearing Bids" refers to those Bids selected in accordance with the procedures set forth in Section 2.1.1(b)(i)(c) hereof.

                  "Depositor" means Bond Products Depositor LLC, a Delaware limited liability company.
                  "Existing Certificateholder" means with respect to an Auction, a Person who is a beneficial owner of Auction Rate Certificates as of the close of business on the Business Day immediately preceding the Auction Date.

                  "Failed Auction" shall have the meaning set forth in Section 2.1.1(b)(iii) hereof.

                  "Hold Order" shall have the meaning set forth in Section 2.1.1(a)(i) hereof.

                  "Maximum Auction Rate" means, with respect to each Class of Auction Rate Certificates [select one of the following], [[ ]%], [Describe Index] plus [ ]%], [(A) [Describe Index]] plus [ ]% (if the ratings assigned by the Rating Agencies to such Class are "AAA" and "Aaa"), (B) [Describe Index] plus [ ]% (if the ratings assigned by the Rating Agencies to such Class are "AA" and "Aa2" or better), (C) [Describe Index] plus [ ]% (if the ratings assigned by the Rating Agencies to such Class are "A" and "A2" or better) or
(D) [Describe Index] plus [ ]% (if any one of the ratings assigned by the Rating Agencies to such Class is less than "A" or "A2").] For purposes of the Auction Agent and the Auction Procedures, the ratings referred to in this definition shall be the last rating of which the Auction Agent has been given notice pursuant to the Trust Agreement and the Auction Agent Agreement.

                  "Order" shall have the meaning set forth in Section 2.1.1(a)(i) hereof.

                  "Outstanding" means, as of the date of determination, all Certificates of a Class theretofore authenticated and delivered under the Trust Agreement other than: (i) Certificates of such Class theretofore cancelled by the Certificate Registrar or delivered to the Certificate Registrar for cancellation, (ii) Certificates of such Class or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Trustee in trust for the Certificateholders thereof, and (iii) Certificates of such Class in exchange for or in lieu of other Certificates of such Class which have been authenticated and delivered pursuant to the Trust Agreement unless proof satisfactory to the Trustee is presented that any such Certificates are held by a bona fide purchaser.

                  "Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time, the Depository effects Book-Entry transfers and pledges of securities deposited with the Depository.

                  "Potential Certificateholder" means any Person (other than an Existing Certificateholder) who is interested in acquiring Auction Rate Certificates.

                  "Sell Spread Amount" means the spread over [describe the index] indicated by an Existing Certificateholder pursuant to its Sell Order.

                  "Sell Order" has the meaning set forth in Section 2.1.1(a)(i) hereof.

                  "Submission Deadline" means 1:00 p.m., Eastern Standard Time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

                  "Submitted Bid" has the meaning set forth in Section 2.1.1(b)(i) hereof.

                  "Submitted Hold Order" has the meaning set forth in Section 2.1.1(b)(i) hereof.

                  "Submitted Order" has the meaning set forth in Section 2.1.1(b)(i) hereof.

                  "Submitted Sell Order" has the meaning set forth in Section 2.1.1(b)(i) hereof.

                  "Substitute Auction Agent" means the Person with whom the Trustee enters into a Substitute Auction Agent Agreement.

                  "Substitute Auction Agent Agreement" means an auction agent agreement containing terms substantially similar to the terms of the Initial Auction Agent Agreement, whereby a Person having the qualifications required by Section 2.1.4 of these Auction Procedures agrees with the Trustee to perform the duties of the Auction Agent under this Agreement.

                  "Sufficient Bids" has the meaning set forth in Section 2.1.1(b)(i)(E) hereof.

                  "Trustee" means [name of trustee].

         SECTION 1.2  GENERAL PROVISIONS.

                  Each Class of Auction Rate Certificates shall bear interest at the applicable Auction Rate. For each Interest Accrual Period, interest at the applicable Auction Rate shall accrue daily and shall be computed for the actual number of days elapsed in the related Interest Accrual Period on the basis of a year consisting of 360 days.

                  The Auction Agent shall promptly give written notice to the Trustee and the Depositor of the applicable Auction Rate for each Class of Auction Rate Certificates. The Trustee shall notify the Certificateholders of the applicable Auction Rate for the related Interest Accrual Period no later than 5:00 p.m. Eastern Standard Time on the first Business Day of such Interest Accrual Period; provided it has previously received notice of such Auction Rate from the Auction Agent.

                                   ARTICLE 2

         SECTION 2.1  AUCTION RATE.

                  SECTION 2.1.1 DETERMINING THE AUCTION RATE FOR THE AUCTION RATE CERTIFICATES.

                  By purchasing an Auction Rate Certificate, whether in an Auction or otherwise, each such purchaser and its Broker-Dealer shall be deemed by such purchase to have agreed (i) to participate in Auctions on the terms described herein, (ii) to have its beneficial ownership of the Auction Rate Certificates maintained at all times in Book-Entry Form through the account of its Participant, which in turn will maintain records of such beneficial ownership, and (iii) to authorize such Participant to disclose to the Auction Agent information with respect to such beneficial ownership as the Auction Agent may request.

                  An Existing Certificateholder may sell, transfer or otherwise dispose of Auction Rate Certificates pursuant to a Sell Order placed in an Auction or otherwise through a Broker-Dealer, provided that, in the case of all transfers other than pursuant to an Auction, such Existing Certificateholder, its Broker-Dealer or its Participant shall advise the Auction Agent of such transfer. Auctions shall be conducted on each applicable Auction Date in the following manner:

                  (a) (i) Prior to the Submission Deadline on each related Auction Date:

                                    (A) each Existing Certificateholder may
                  submit to a Broker-Dealer (by telephone or otherwise) information as to:

                                            (1) the principal amount of the
                           Outstanding class owned by such Existing
                           Certificateholder which such Existing
                           Certificateholder desires to continue to own without regard to the Auction Spread Amount for such Class for the next succeeding Interest Accrual Period;

                                            (2) the principal amount of the
                           Outstanding Class owned by such Existing
                           Certificateholder which such Existing
                           Certificateholder offers to sell if the Auction Spread Amount for such Class for the next succeeding related Interest Accrual Period shall be less than the Sell Spread Amount specified by such Existing Certificateholder;

                                            (3) the principal amount of the
                           Outstanding Class owned by such Existing
                           Certificateholder which such Existing
                           Certificateholder offers to sell without regard to the Auction Spread Amount for such Class for the next succeeding related Interest Accrual Period; and/or

                                            (4) the principal amount of the
                           Outstanding Class that the Existing
                           Certificateholder offers to purchase if the Auction Spread Amount for such Class for the next succeeding related Interest Accrual Period exceeds the Bid Spread Amount specified by such Existing Certificateholder.

                                    (B) one or more Broker-Dealers may contact
                  Potential Certificateholders to determine the principal amount of Certificates of the related Class which each Potential Certificateholder offers to purchase, if the Auction Spread Amount for such Class for the next succeeding related Interest Accrual Period equals or exceeds the Bid Spread Amount specified by such Potential Certificateholder.

                  The statement of an Existing Certificateholder or a Potential Certificateholder referred to in (A) or (B) of this paragraph (i) is herein referred to as an "Order," and each Existing Certificateholder and each Potential Certificateholder placing an Order is herein referred to as a "Bidder"; an Order described in clause (A)(1) is herein referred to as a "Hold Order"; an Order described in clauses (A)(4) and (B) is herein referred to as a "Bid"; and an Order described in clause (A)(2) and (A)(3) is herein referred to as a "Sell Order."

                           (ii) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date, all Orders obtained by such Broker-Dealer and shall specify with respect to each such Order:

                                    (A) the name of the Bidder placing such
Order;

                                    (B) the aggregate principal amount of the
                  Outstanding Class that are the subject of such Order;

                                    (C) if such Bidder is an Existing
                  Certificateholder:

                                            (1) the principal amount of the
                           Outstanding Class, if any, subject to any Hold Order placed by such Existing Certificateholder;

                                            (2) the principal amount of the
                           Outstanding Class, if any, subject to any Bid placed by such Existing Certificateholder and the Bid Spread Amount specified in such Bid; and

                                            (3) the principal amount of the
                           Outstanding Class, if any, subject to any Sell Order placed by such Existing Certificateholder (and the Sell Spread Amount, if any, specified in such Sell Order); and

                                    (D) to the extent such Bidder is a
                  Potential Certificateholder, the Bid Spread Amount specified in such Potential Certificateholder's Bid.

                           (iii) The Bid Spread Amount or Sell Spread Amount specified in any Bid or Sell Order, shall be expressed as a percentage and the Auction Agent shall round such Bid Spread Amount or Sell Spread Amount to the nearest one thousandth of one percent.

                           (iv) If an Order or Orders covering all of the Auction Rate Certificates owned by an Existing Certificateholder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Existing Certificateholder covering the principal amount of the Certificates owned by such Existing Certificateholder and not subject to an Order submitted to the Auction Agent.

                           (v) None of the Depositor, the Trustee or the Auction Agent shall be responsible for any failure of a Broker-Dealer to submit an Order to the Auction Agent on behalf of any Existing Certificateholder or Potential Certificateholder.

                           (vi) If any Existing Certificateholder submits one or more Orders covering in the aggregate more than the principal amount of the Outstanding Class owned by such Existing
         Certificateholder, such Order(s) shall be considered valid as follows and in the following order of priority:

                                    (A) All Hold Orders shall be considered
                  valid but only up to the aggregate principal amount of the Outstanding Class owned by such Existing Certificateholder;

                                    (B) (1) any Bid shall be considered valid
                  up to an amount equal to the excess of the principal amount of the Outstanding Class owned by such Existing Certificateholder over the aggregate principal amount of such Class subject to any Hold Order referred to in clause
                  (A) of this paragraph (vi);

                                            (2) if more than one Bid with
                           different rates is submitted on behalf of such Existing Certificateholder, such Bids shall be considered valid (to the extent of the excess of the principal amount of the Outstanding Class owned by the Existing Certificateholder over the aggregate principal amount of such Class subject to any Hold Order referred to in clause (A) of this paragraph (vi)) first in the ascending order of their respective Bid Spread Amounts until the highest Bid Spread Amount is reached and the amount of such excess is covered; and

                                            (3) in any such event, the amount
                           of the Outstanding Class, if any, subject to Bids not valid under this clause (B) shall be treated as the subject of a Bid by a Potential Certificateholder at the Bid Spread Amounts therein specified; and

                                    (C) All Sell Orders shall be considered
                  valid up to an amount equal to the excess of the principal amount of the Outstanding Class owned by such Existing Certificateholder over the sum of the aggregate principal amount of such Certificates subject to Hold Orders referred to in clause (A) of this paragraph (vi) and Bids referred to in clause (B) of this paragraph (vi).

                           (vii) If more than one Bid for a Class is submitted on behalf of any Potential Certificateholder, each Bid submitted shall be a separate Bid with the Bid Spread Amounts and principal amount therein specified.

                           (viii) An Existing Certificateholder that offers to purchase additional Certificates of any Class is, for purposes of such offer, treated as a Potential Certificateholder.

                           (ix) Any Bid or Sell Order submitted by an Existing Certificateholder covering an aggregate principal amount of Certificates not equal to an Authorized Denomination shall be rejected and shall be deemed a Hold Order. Any Bid submitted by a Potential Certificateholder covering an aggregate principal amount of a Class not equal to an Authorized Denomination shall be rejected.

                           (x) Any Order submitted in an Auction by a Broker-Dealer to the Auction Agent shall be irrevocable after the Submission Deadline.

                  (b) (i) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all Orders submitted to it by the Broker-Dealers (each such Order as submitted by a Broker-Dealer being herein referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order," and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and:

                                    (A) shall determine the excess of the
                  total principal amount of the Outstanding Class over the sum of the aggregate principal amount of such Outstanding Class subject to Submitted Hold Orders (such excess being herein referred to as the "Available Certificates").

                                    (B) from the Submitted Orders the Auction
                  Agent shall (i) select the Clearing Bids and (ii) establish the Auction Rate.

                                    (C) the Clearing Bids will be selected by
                  the Auction Agent as follows:

                                            (1) the Auction Agent shall select
                           the "Clearing Bids" from the Submitted Orders, in order of increasing Bid Spread Amounts (beginning with the Submitted Order with the lowest Bid Spread Amount), until the Auction Agent has cleared an aggregate principal amount of Submitted Bids which is at least equal to the aggregate principal amount of the Available Certificates, and

                                            (2) the highest Bid Spread Amount
                           in any Clearing Bid which, when added to [describe Index] for the related Interest Accrual Period, equals a rate which is less than or equal to the Maximum Auction Rate shall be the Auction Spread Amount used to calculate the Auction Rate for such Auction Rate Certificates for the following Interest Accrual Period;

                                    (D) in the event the final Submitted Bid
                  (or Submitted Bids if more than one Submitted Bid has the same Bid Spread Amount) to be cleared by the Auction Agent in accordance with sub-clause 2.1.1(b)(i)(C) above results in an aggregate principal amount of the Clearing Bids in excess of the aggregate principal amount of the Available Certificates, the Auction Agent shall reduce each of the Clearing Bids pro rata.

                                    (E) If the Auction Agent determines that
                  it has received Clearing Bids in an aggregate principal amount equal to 100% of the aggregate principal amount of the Available Certificates which have Bid Spread Amounts which when added to [describe Index] will be equal to or less than the Maximum Auction Rate ("Sufficient Bids"), then, the Auction Agent shall deliver a notice to each Bidder that submitted a Clearing Bid which notifies such Bidder that its bid has been accepted and which sets forth
                  (a) the aggregate amount of Auction Rate Certificates to be purchased by the Bidder, (b) the Bid Spread Amount and (c) payment delivery instructions (such notice a "Funding Notice") and shall send copies thereof to the Trustee, the Depositor and each Broker-Dealer.

                                    (F) Each Bidder will be required, pursuant
                  to the terms of each Funding Notice, to fund payment for its portion of the Auction Rate Certificates to an account held by the Trustee (the "Auction Rate Certificate Funding Account") by the close of business on the first Business Day of the related Interest Accrual Period; provided, however that any Existing Certificateholder will not be required to make a deposit in the Auction Rate Certificate Funding Account, except to the extent such Existing Certificateholder is purchasing Auction Rate Certificates in an aggregate principal amount in excess of the aggregate principal amount of the Auction Rate Certificates previously owned by such Existing Certificateholder, in which case the Existing Certificateholder shall be required to fund the difference between the aggregate principal amount of Auction Rate Certificates previously held by it and the aggregate principal amount of Auction Rate Certificates to be purchased by it.

                                    (G) If the Trustee has not received a
                  notice from the Auction Agent by the close of business on the Business Day following the Auction Date that the Auction Agent received Sufficient Bids, the Trustee shall notify the Auction Agent and the Depositor by no later than the first Business Day of the Interest Accrual Period that it has not received such notice.

                           (ii) if all the Outstanding Class is subject to Submitted Hold Orders, the Auction Rate for such Class for the next succeeding Interest Accrual Period shall be equal to the All Hold Rate for such Class;

                           (iii) if Sufficient Bids for a Class do not exist (other than because all of the Outstanding Certificates in such Class is subject to Submitted Hold Orders) (a "Failed Auction"), the Auction Rate for such Class for the next succeeding Interest Accrual Period shall be equal to the Maximum Auction Rate for such Class;

                           (iv) if a scheduled Auction is not being held for any reason with respect to a Class, the Auction Rate for such Class for the next succeeding Interest Accrual Period shall be equal to the Maximum Auction Rate for such Class; or

                           (v) promptly after the Auction Agent has made the determinations pursuant to Sections 2.1.1(b)(i), (ii), (iii) and (iv) hereof, the Auction Agent shall advise the Trustee of the applicable Auction Rate for each Class, the All Hold Rate, if applicable, the Maximum Auction Rate, and the components thereof on the Auction Date.

                  (c) Existing Certificateholders shall continue to own the principal amount of Auction Rate Certificates that are subject to Submitted Hold Orders.

                           (i) If all of the Outstanding Class are subject to Submitted Hold Orders, all Submitted Bids shall be rejected.

                           (ii) If, as a result of the procedures described herein, any Existing Certificateholder or Potential Certificateholder would be entitled or required to purchase less than an Authorized Denomination of any Class, the Auction Agent shall, in its sole discretion, allocate such Certificates for purchase among such Existing Certificateholders and Potential Certificateholders so that only Certificates in Authorized Denominations or integral multiples of [$25,000] in excess thereof are purchased by each Existing Certificateholder or Potential Certificateholder, even if such allocation results in one or more of such Existing Certificateholders or Potential Certificateholders not purchasing any such Certificates.

                  SECTION 2.1.2  AUCTION AGENT FEES AND EXPENSES.

                  The Auction Agent Fee will be paid by the Depositor pursuant to the Auction Agent Agreement.

                  SECTION 2.1.3 CALCULATION OF MAXIMUM AUCTION RATE, ALL HOLD RATE [AND [DESCRIBE INDEX]].

                  The Auction Agent shall, to the extent necessary, for each Class, calculate the Maximum Auction Rate, the All Hold Rate, [and [describe index]], on each Auction Date (or on such other date as may be determined by the Auction Agent), as provided in the Auction Agent Agreement. If the ownership of a Class is no longer maintained in Book-Entry Form by the Depository, the Trustee shall calculate the Maximum Auction Rate and the All Hold Rate (if applicable) on the Business Day immediately preceding the first day of each related Interest Accrual Period. The Auction Agent shall also determine [describe index] for each related Interest Accrual Period (other than the Initial Period) on the Auction Date (or on such other date as may be determined by the Auction Agent); provided, that if the ownership of a Class is no longer maintained in Book-Entry Form, then the Trustee shall determine [describe Index] in accordance herewith for each such Interest Accrual Period. The determination by the Trustee or the Auction Agent, as the case may be, of [describe Index] shall (in the absence of manifest error) be final and binding upon all parties.

                  SECTION 2.1.4  AUCTION AGENT.

                  (a) [BAS Affiliate] is hereby appointed as Initial Auction Agent to serve as agent for the Trustee in connection with Auctions. The Trustee will enter into the Auction Agent Agreement with [BAS Affiliate], as the Initial Auction Agent. Any Substitute Auction Agent shall be (i) a bank, national banking association or trust company duly organized under the laws of the United States of America or any state or territory thereof having its principal place of business in the Borough of Manhattan, New York, or such other location as approved by the Trustee and the Auction Agent in writing and having a combined capital stock or surplus of at least $50,000,000, or (ii) a member of the National Association of Securities Dealers, Inc., having a capitalization of at least $50,000,000, and, in either case, authorized by law to perform all the duties imposed upon it hereunder and under the Auction Agent Agreement. The Auction Agent may at any time resign and be discharged of the duties and obligations created by these Auction Procedures by giving at least 90 days' notice to the Trustee and the Depositor. The Auction Agent may be removed at any time by the Trustee or the Certificateholders of [66-2/3%] of the aggregate principal amount of the Auction Rate Certificates then Outstanding, and if by such Certificateholders, by an instrument signed by such Certificateholders or their attorneys and filed with the Auction Agent, the Depositor, and the Trustee upon at least 90 days' notice. Neither resignation nor removal of the Auction Agent pursuant to the preceding two sentences shall be effective until and unless a Substitute Auction Agent has been appointed and has accepted such appointment. If required by the Certificateholders of [66-2/3%] of the aggregate principal amount of the Auction Rate Certificates then outstanding or by the Auction Agent, a Substitute Auction Agent Agreement shall be entered into with a Substitute Auction Agent. Notwithstanding the foregoing, the Auction Agent may terminate the Auction Agent Agreement if, within 25 days after notifying the Trustee, the Depositor and the Auction Agent in writing that it has not received payment of any Auction Agent Fee due it in accordance with the terms of the Auction Agent Agreement, the Auction Agent does not receive such payment.

                  (b) If the Auction Agent shall resign or be removed or be dissolved, or if the property or affairs of the Auction Agent shall be under receivership or otherwise under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, the Trustee (after receipt of a certificate from the Auction Agent confirming that any proposed Substitute Auction Agent meets the requirements described in the immediately preceding paragraph) shall use its best efforts to appoint a Substitute Auction Agent.

                  (c) The Auction Agent is acting as agent for the Trustee in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent shall not be liable for any action taken, suffered or omitted in good faith or for any error of judgment made by it in the performance of its duties under the Auction Agent Agreement. The Auction Agent shall not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining the pertinent facts.

                  SECTION 2.1.5  BROKER-DEALERS.

                  (a) The Auction Agent will enter into a Broker-Dealer Agreement with [BAS Affiliate] ("[BAS Affiliate]") as the initial Broker-Dealer. The Depositor may, from time to time, approve one or more additional persons to serve as Broker-Dealers under Broker-Dealer Agreements and shall be responsible for providing such Broker-Dealer Agreements to the Trustee and the Auction Agent. The Auction Agent shall have entered into a Broker-Dealer Agreement with each Broker-Dealer prior to the participation of any such Broker-Dealer in any Auction.

                  (b) Any Broker-Dealer may be removed at any time, at the request of the Depositor, but there shall, at all times, be at least one Broker-Dealer appointed and acting as such.

                  SECTION 2.1.6  CHANGES IN THE AUCTION DATE.

                  The Auction Agent may specify an earlier or later Auction Date for a Class of Auction Rate Certificates (but in no event more than five Business Days earlier or later) than the Auction Date that would otherwise be determined in accordance with the definition of "Auction Date" in Article 1 of these Auction Procedures with respect to one or more specified Interest Accrual Periods in order to conform with then current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the day of the week constituting an Auction Date or the determination of the Auction Rate. The Auction Agent shall provide notice of its determination to specify an earlier or later Auction Date for one or more Interest Accrual Periods by means of a written notice delivered at least 10 days prior to the proposed changed Auction Date to the Trustee, the Auction Agent, the Depositor and the Depository.

                  In connection with any change described in this Section 2.1.6, the Auction Agent shall provide such further notice to such parties as is specified in the Auction Agent Agreement.

         SECTION 2.2 ADDITIONAL PROVISIONS REGARDING THE AUCTION RATES ON THE AUCTION RATE CERTIFICATES.

                  The determination of the Auction Rate for each Class by the Auction Agent, the Trustee or any other Person pursuant to the provisions of the applicable Section of this Article 2 shall be conclusive and binding on the Certificateholders which hold Auction Rate Certificates, and the Trustee may rely thereon for all purposes. In no event shall the cumulative amount of interest paid or payable on the Auction Rate Certificates (including interest calculated as provided herein, plus any other amounts that constitute interest on the Auction Rate Certificates under applicable law, which are contracted for, charged, reserved, taken or received pursuant to such Certificates or related documents) calculated from the date of issuance of such Certificates through any subsequent day during the term of the applicable Auction Rate or otherwise prior to payment in full of such Certificates exceed the amount permitted by applicable law.

Prospectus

                              Trust Certificates

                             (Issuable in series)

                          Bond Products Depositor LLC

                                   Depositor


----------------------------------     Each trust -
|Consider carefully the risk       |
|factors beginning on page [2]     |   o      may issue a series of asset backed certificates
|Certificates; and in this         |          consisting of one or more classes of
|prospectus.                       |
|                                  |   o       will own -
|Unless otherwise specified in     |
|the applicable prospectus         |           o     a debt security or a pool of such debt
|supplement, neither the           |                 securities;
|certificates nor any of the       |           o     [certain credit derivative products and/or
|securities deposited in any trust |                 other credit support agreements];
|are obligations of or are insured |           o     payments due on those securities;
|or guaranteed by the U.S.         |           o     securities of government-sponsored
|government or any U.S.            |                 enterprises which, unless otherwise stated in
|government agency.                |                 the prospectus supplement, are not
|                                  |                 obligations of and are neither insured nor
|The certificates will represent   |                 guaranteed by the U.S. government or any
|interests in the trust only and   |                 U.S. government agency;
|will not represent interests in or|           o     treasury securities; and/or
|obligations of the Depositor, the |           o     other assets described in this prospectus and
|trustee, any administrative agent |                 in the accompanying prospectus supplement.
|of the trustee or any of their    |
|affiliates.                       |   The certificates -
|                                  |
|This prospectus may be used to    |   o      will represent undivided beneficial interests in the trust
|offer and sell any series of      |          and will be paid only from the trust's assets;
|certificates only if accompanied  |
|by the prospectus supplement      |   o      will be denominated and sold for U.S. dollars or for
|for that series.                  |          one or more foreign or composite currencies and any
|                                  |          payments to certificateholders may be payable in U.S.
----------------------------------            dollars or in one or more foreign or composite
                                              currencies;

                                      o       will be issued as part of a designated series which may
                                              include one or more classes of certificates and one or
                                              more forms of credit enhancement; and

                                      o       will not be obligations of and will neither be insured
                                              nor guaranteed by the U.S. government or any U.S.
                                              government agency.

                                      The certificateholders -

                                      o       will receive interest and principal payments from the
                                              assets deposited with each trust.


         Neither the Securities and Exchange Commission (the "SEC") nor any state securities commission has approved these certificates or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                        BANC OF AMERICA SECURITIES LLC

                             [____________], 2003

                      OVERVIEW OF THE INFORMATION IN THIS

             PROSPECTUS AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT

         We provide information to you about the certificates in two separate documents that progressively provide more detail: (a) this prospectus, which provides general information, some of which may not apply to a particular series of certificates, including your series, and (b) the accompanying prospectus supplement, which will describe the specific terms of your series of certificates, including:

         o the currency or currencies in which the interest, principal, and premium, if any, will be paid;

         o the number of classes of such series and, with respect to each class of such series, its designation, aggregate principal amount or, if applicable, notional amount, and authorized denominations;

         o information concerning the type, characteristics and specifications of the securities deposited with the relevant trust (the "Underlying Securities") and any other assets deposited with such trust including any credit support for such series or class (together with the Underlying Securities, the "Deposited Assets");

         o the relative rights and priorities of payment of each such class (including the method for allocating collections from the Deposited Assets to the certificateholders of each class and the relative ranking, if any, of the claims of the certificateholders of each class to the Deposited Assets);

         o the name of the trustee and the administrative agent, if any, for the series;

         o the Pass-Through Rate (as defined below) or the terms relating to the applicable method of calculation thereof;

         o the time and place of distribution (a "Distribution Date") of any interest, principal and premium (if any) on the Deposited Assets;

         o    the date of issue of the certificates;

         o    ratings of the certificates;

         o    the method for selling the certificates;

         o the Final Scheduled Distribution Date (as defined in the related prospectus supplement), if applicable;

         o    the offering price; and

         o any exchange, whether mandatory or optional, the redemption terms and any other specific terms of certificates of each series or class.

         See "Description of the Certificates--General" for a listing of other items that may be specified in the applicable prospectus supplement.

         Information set forth in the accompanying prospectus supplement will provide additional detail with respect to the terms of the series of certificates described in the Prospectus Supplement.

         You should rely only on the information provided in this prospectus and the accompanying prospectus supplement including any information incorporated by reference. We have not authorized anyone to provide you with different information. We are not offering the certificates in any state or other jurisdiction where the offer is not permitted. We do not claim the accuracy of the information in this prospectus or the accompanying prospectus supplement as of any date other than the dates stated on their respective covers.

         We include cross-references in this prospectus and in the accompanying prospectus supplement to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the accompanying prospectus supplement provide the pages on which these captions are located.

                               TABLE OF CONTENTS

OVERVIEW OF THE INFORMATION IN THIS PROSPECTUS AND THE

ACCOMPANYING PROSPECTUS SUPPLEMENT............................................i

WHERE YOU CAN FIND MORE INFORMATION...........................................1

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE...............................1

REPORTS TO CERTIFICATEHOLDERS.................................................1

IMPORTANT CURRENCY INFORMATION................................................2

RISK FACTORS..................................................................2

THE DEPOSITOR.................................................................7

USE OF PROCEEDS...............................................................8

FORMATION OF THE TRUSTS.......................................................8

MATURITY AND YIELD CONSIDERATIONS.............................................9

DESCRIPTION OF THE CERTIFICATES..............................................11

DESCRIPTION OF DEPOSITED ASSETS..............................................30

DESCRIPTION OF THE TRUST AGREEMENT...........................................49

LIMITATIONS ON ISSUANCE OF BEARER CERTIFICATES...............................60

CURRENCY RISKS...............................................................61

UNDERWRITING.................................................................64

IMPORTANT FEDERAL INCOME TAX CONSIDERATIONS..................................65

ERISA CONSIDERATIONS.........................................................66

LEGAL OPINIONS...............................................................69

                      WHERE YOU CAN FIND MORE INFORMATION

     Each trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and we file on behalf of each trust reports and other information with the SEC. You may read and copy any reports, statements or other information we file at the SEC's public reference room in Washington, D.C. You can request copies of these documents, upon payment of a duplicating fee, by writing to the SEC. Please call the SEC at (800) SEC-0330 for further information on the operation of the public reference rooms. Our SEC filings are also available to the public on the SEC Internet site (http://www.sec.gov). We do not intend to send any financial reports to certificateholders.

     We filed a registration statement relating to the certificates with the SEC. This prospectus is part of the registration statement, but the registration statement includes additional information.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The SEC allows us to "incorporate by reference" information we file with it, which means that we can disclose important information to you by referring you to those documents. We are incorporating by reference all documents that we have filed with the SEC pursuant to the Exchange Act prior to the date of this prospectus. The information incorporated by reference is considered to be part of this prospectus. Information that we file later with the SEC will automatically update the information in this prospectus. In all cases, you should rely on the later information over different information included in this prospectus or the accompanying prospectus supplement or any other prior filing. We incorporate by reference any future SEC reports filed by or on behalf of the trusts until we terminate our offering of the certificates.

     As a recipient of this prospectus, you may request a copy of any document we incorporate by reference, except exhibits to the documents (unless the exhibits are specifically incorporated by reference), at no cost, by writing or calling us at: Bond Products Depositor LLC, 100 North Tryon Street, Charlotte, North Carolina 28255, telephone: (888) 583-8900.

                         REPORTS TO CERTIFICATEHOLDERS

     Except as otherwise specified in the applicable prospectus supplement, unless and until definitive certificates (as defined below) are issued, on each Distribution Date unaudited reports containing information concerning each trust will be prepared by the trustee and sent on behalf of each trust only to Cede & Co., as nominee of DTC and registered holder of the certificates. See "Description of the Certificates--Global Securities" and "Description of the Trust Agreement--Reports to Certificateholders; Notices." These reports will not constitute financial statements prepared in accordance with generally accepted accounting principles. We will file with the SEC on behalf of the trusts periodic reports required under the Exchange Act.

                        IMPORTANT CURRENCY INFORMATION

     References herein to "U.S. dollars," "U.S.$," "USD," "dollar" or "$" are to the lawful currency of the United States.

     Purchasers are required to pay for each certificate in the global currency in which the certificate is denominated. Currently, there are limited facilities in the United States for conversion of U.S. dollars into foreign currencies and vice versa, and banks do not currently offer non-U.S. dollar checking or savings account facilities in the United States. However, if requested by a prospective purchaser of a certificate denominated in a currency other than U.S. dollars, [Banc of America Securities LLC ("BAS")] will arrange for the exchange of U.S. dollars into such currency to enable the purchaser to pay for the certificate. Requests must be made on or before the fifth Business Day (as defined below) preceding the date of delivery of the certificate or by a later date as determined by [BAS]. Each exchange will be made by [BAS] on the terms and subject to the conditions, limitations and charges that [BAS] may from time to time establish in accordance with its regular foreign exchange practice. All costs of exchange will be borne by the purchaser.

     You can find a listing of pages where capitalized and other important terms used in this prospectus and the accompanying prospectus supplement are defined under the caption "Index of Terms for Prospectus" beginning on page [71] in this document and under the caption "Index of Terms for Prospectus Supplement" beginning on page S-[ ] in the accompanying prospectus supplement.

                                 RISK FACTORS

     Limited Liquidity. Prior to the issuance of any series (or class within such series) of certificates there will not be a public market for those securities. We cannot predict the extent to which a trading market will develop or how liquid that market might become or for how long it may continue.

     Legal Aspects. A prospectus supplement may set forth legal considerations that are applicable to a specific series (or class or classes within such series) of certificates being offered in connection with that prospectus supplement or the assets deposited in or assigned to the related trust.

     No Recourse. The certificates will not represent a recourse obligation of, or interest in, the Depositor or any of its affiliates. Unless otherwise specified in the applicable prospectus supplement, the certificates of each series will not be insured or guaranteed by any government agency or instrumentality, the Depositor, any person affiliated with the Depositor or any trust, or any other person. Any obligation of the Depositor with respect to the certificates of any series will only be pursuant to limited representations and warranties or for its failure to deliver to the trustee certain documents with respect to the Underlying Securities as required in the trust agreement. The Depositor does not have, and is not expected in the future to have, any significant assets with which to satisfy any claims arising from a breach of any representation or warranty. If the Depositor were required to repurchase an Underlying Security, its only sources of funds to make a repurchase would be from funds obtained from the enforcement of a corresponding obligation, if any, on the part of the seller of the Underlying Security to the Depositor, or from a reserve fund established to provide funds for repurchases. The Depositor is not obligated to, and will not, establish or maintain a reserve fund.

     Credit Support; Limited Assets. The only material assets expected to be in each trust are the Deposited Assets corresponding to the related series of certificates as identified in the related prospectus supplement. The trust for any series (or class of such series) of certificates will include assets which will be used to make payments on the certificates, to ensure the servicing of the Underlying Securities and/or provide credit enhancement. However, the certificates do not represent obligations of the Depositor, any trustee, any administrative agent or any of their affiliates and, unless otherwise specified in the applicable prospectus supplement, are not insured or guaranteed by any person or entity. Accordingly, certificateholders' receipt of distributions will depend entirely on such trust's receipt of payments with respect to the Deposited Assets identified in the related prospectus supplement. See "Description of Deposited Assets."

     Payments on the Underlying Securities may be Subordinate to other Obligations of the Issuer of the Underlying Securities. Payments on the Underlying Securities may be subordinate to other obligations of the issuer of the Underlying Securities and such issuer may not be permitted to make payments on the Underlying Securities unless it has paid amounts due on its obligations which are senior to the Underlying Securities. In the event the Underlying Securities issuer does not have sufficient funds to pay all amounts due on its securities, such subordination may cause investors in the certificates to suffer a greater loss than if payments on the Underlying Securities were not subordinated.

     Maturity and Redemption Considerations. The timing of any distribution with respect to any series (or of any class within such series) of certificates is affected by a number of factors, including:

  o  the performance of the related Deposited Assets;

  o the extent of any early redemption, repayment or extension of maturity of the related Underlying Securities (including acceleration resulting from any default or rescheduling resulting from the bankruptcy or similar proceeding with respect to the issuer of the Underlying Securities);

  o the existence of any call option entitling the call holder to purchase from the related trust the related Underlying Securities;

  o the existence of any call option entitling the call holder to purchase the certificates from you; and

  o the manner and priority in which collections from the Underlying Securities and any other Deposited Assets are allocated to each class of such series.

     These factors may be influenced by a variety of accounting, tax, economic, social and other factors. The related prospectus supplement will discuss any calls or other redemption options, any extension of maturity provisions and other terms applicable to the certificates or to the Underlying Securities and any other Deposited Assets. See "Maturity and Yield Considerations."

     Tax Considerations. Skadden, Arps, Slate, Meagher & Flom LLP has delivered an opinion to the Depositor that the discussion of the federal income tax consequences of the issuance of securities contained in this prospectus under the caption "Important Federal Income Tax Considerations" is accurate in all material respects. In addition, it is a condition to the issuance of securities that Skadden, Arps, Slate, Meagher & Flom LLP also deliver either an opinion to the effect that, for federal income tax purposes, the trust will not be characterized as an association (or publicly traded partnership) taxable as a corporation or an opinion to the effect that, for federal income tax purposes, the trust will be classified as a financial asset securitization investment trust under sections 860H through 860L of the Internal Revenue Code of 1986, as amended. Prospective investors should be aware that no rulings have been sought from the Internal Revenue Service ("IRS"), and that legal opinions are not binding on the IRS or the courts. Accordingly, there can be no assurance that the IRS or the courts will agree with Skadden, Arps, Slate, Meagher & Flom LLP's opinions. If, contrary to Skadden, Arps, Slate, Meagher & Flom LLP's opinion, the trust is characterized or treated as a corporation for federal income tax purposes, among other consequences, the trust would be subject to federal income tax (and possibly state income or franchise taxes) on its income and its ability to make distributions to certificateholders would be impaired. The federal income tax consequences of the purchase, ownership and disposition of the certificates and the tax treatment of the trusts will depend on the specific terms of the related certificates, trust, and Deposited Assets. See the description under "Important Federal Income Tax Considerations" in the related prospectus supplement. If the related Deposited Assets include securities issued by one or more government agencies or instrumentalities, purchasers of the certificates may also be affected by the tax treatment of such Underlying Securities by the relevant issuing government.

     Ratings of the Certificates. At the time of issue, the certificates of any given series (or each class of such series that is offered hereby) will be rated in one of the investment grade categories recognized by one or more nationally recognized rating agencies. The rating of any series or class of certificates is based primarily on the related Deposited Assets and the relative priorities of the certificateholders of such series or class to receive collections from, and to assert claims against, the related trust. The rating is not a recommendation to purchase, hold or sell certificates and it does not indicate market price or suitability for a particular investor. In addition, the rating does not address the likelihood that the principal amount of any series or class will be paid prior to any final legal maturity date. We cannot be certain that the rating will remain for any given period of time or that the rating will not be lowered or withdrawn entirely by the rating agency in the future.

     Global Securities. The certificates of each series (or, if more than one class exists, each class of such series) will initially be represented by one or more global securities deposited with a Depositary (as defined below) and purchasers will not receive individual certificates. Consequently, unless and until individual definitive certificates of a particular series or class are issued, purchasers will not be recognized as certificateholders under the related trust agreement. Until such time, purchasers will only be able to exercise the rights of certificateholders indirectly through the Depositary and its respective participating organizations. The ability of any purchaser to pledge a certificate to persons or entities that do not participate in the Depositary's system, or to otherwise act with respect to a certificate, may be limited. See "Description of the Certificates--Global Securities" and "Limitations on Issuance of Bearer Certificates" and any further description contained in the related prospectus supplement.

     Foreign Issuers. The Underlying Securities may include obligations of foreign issuers. Consequently, it may be difficult for the applicable trust as a holder of the Underlying Securities to obtain or realize upon judgments in the United States against the obligor. Even if an issuer is amenable to suit in the United States, the enforceability of any judgment obtained may be limited by a lack of substantial assets which can be levied upon in the United States or the inability to obtain recognition and enforcement of the judgment in the issuer's country. Because the Underlying Securities may represent direct or indirect obligations of foreign issuers, certificateholders should consider the political, economic and other risks attendant on holding the obligations of a foreign issuer which are not typically associated with an investment in securities of a domestic issuer. Such risks include:

  o  future political and economic developments;

  o  moratorium on payment or rescheduling of external debts;

  o  confiscatory taxation;

  o  imposition of any withholding tax;

  o  exchange rate fluctuations;

  o  political or social instability or diplomatic developments; and

  o  the imposition of additional governmental laws or restrictions.

     Currency Risks. The certificates of any given series (or class within such series) may be denominated in a currency other than U.S. dollars. An investment in a certificate having a Specified Currency other than U.S. dollars entails significant risks that are not associated with a similar investment in a U.S. dollar-denominated security. Such risks include, without limitation, the possibility of significant changes in rates of exchange between the U.S. dollar and such Specified Currency and the possibility of the imposition or modification of foreign exchange controls with respect to such Specified Currency. Such risks generally depend on factors over which the trust has no control, such as economic and political events and the supply of and demand for the relevant currencies. In recent years, rates of exchange between the U.S. dollar and certain currencies have been highly volatile, and such volatility may be expected in the future. Past fluctuations in any particular exchange rate do not necessarily indicate, however, fluctuations in the rate that may occur during the term of any certificate. Depreciation of the Specified Currency for a certificate against the U.S. dollar would decrease the effective yield of such certificate below its Pass-Through Rate and, in certain circumstances, could result in a loss to the investor on a U.S. dollar basis. This prospectus does not describe all the risks of an investment in such certificates, and the Depositor disclaims any responsibility to advise prospective purchasers of such risks as they exist from time to time. Prospective purchasers should consult their own financial and legal advisors as to the risks entailed by an investment in certificates denominated in a currency other than U.S. dollars. See "Currency Risks."

     Passive Nature of the Trusts. The trustee with respect to any series of certificates will hold the Deposited Assets for the benefit of the certificateholders and certain other assets. Unless a trust has issued a call option (or similar right) with respect to some or all of the related Underlying Securities, or has the right to put some or all of the related Underlying Securities to a third party, each trust will generally hold the related Underlying Securities to maturity and not dispose of them, regardless of adverse events, financial or otherwise, which may affect any issuer of Underlying Securities or the value of the Underlying Securities. Under specified circumstances the holders of the certificates may direct the trustee to dispose of the Underlying Securities or take certain other actions in respect of the Deposited Assets.

     Trust May Include Derivative Products. A trust may include various derivative instruments, including interest rate, currency, securities (including synthetic securities), commodity and credit swaps (including default swaps), caps, floors, collars and options and structured securities having embedded derivatives (such as structured notes). Swaps involve the exchange with another party of their respective commitments to pay or receive amounts computed by reference to specified fixed or floating interest rates, currency rates, securities prices, yields or returns (including baskets of securities or securities indices) or commodity prices and a notional principal amount (that is, the reference amount with respect to which such obligations are determined, although no actual exchange of principal occurs except for currency swaps), for example, an exchange of floating rate payments for fixed rate payments. Interim payments are generally netted, with the difference being paid by one party to the other. The purchase of a cap entitles the purchaser, to the extent that a specified rate, price, yield or return exceeds a predetermined level, to receive payments computed by reference to a specified fixed or floating rate, price, yield or return and a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser, to the extent that a specified rate, price, yield or return declines below a predetermined level, to receive payments computed by reference to a specified fixed or floating rate, price, yield or return and a notional principal amount from the party selling such floor. Options function in a manner similar to caps and floors, and exist on various underlying securities, such as bonds, equities, currencies and commodities. Options can also be structured as securities such as warrants or can be embedded in securities such as certain commodity or equity-linked bonds with option-like characteristics. Forward contracts involve the purchase and sale of a specified security, commodity, currency or other financial instrument at a specified price and date in the future, and may be settled by physical delivery or cash payment. Credit derivatives involve swap and option contracts designed to assume or lay off credit risk on loans, debt securities or other assets, or in relation to a particular reference entity or country, in return for either swap payments or payment of premium. Credit derivatives may also be embedded in other instruments such as notes or warrants. Credit derivatives give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events.

     Fluctuations in securities, currency and commodity rates, prices, yields and returns may have a significant effect on the yield to maturity of derivatives or the levels of support that derivatives can provide to a trust. In addition, derivatives may be limited to covering only certain risks. Continued payments on derivatives may be affected by the financial condition of the counterparties thereto (or, in some instances, the guarantor thereunder). There can be no assurance that counterparties will be able to perform their obligations. Failure by a counterparty (or the related guarantor, if any) to make required payments may result in the delay or failure to make payments on the related securities and risks. In addition, the notional amounts on which payments are made may vary under certain circumstances and may not bear any correlation to principal amounts of the related securities. The terms and risks of the relevant derivatives will be described in the related prospectus supplement. Further, the relevant prospectus supplement will identify the material terms, the material risks and the counterparty for any derivative instrument in a trust which is the result of an agreement with such counterparty to the extent that such agreement is material.

     Review of Available Information. Each prospective purchaser of certificates may obtain and evaluate any publicly available information or non-public information available from the trustee named in the applicable prospectus supplement concerning each of the Underlying Securities and each issuer of Underlying Securities (each, an "Underlying Securities Issuer") as it might obtain and evaluate if it were investing directly in the Underlying Securities or in other securities issued by the Underlying Securities Issuer. In the case of publicly issued Underlying Securities, the publicly available information concerning the Underlying Securities and the related Underlying Securities Issuers is important in considering whether to invest in or sell the certificates. The information in any prospectus supplement concerning any publicly offered Underlying Securities and their issuers will be obtained from publicly available documents. None of the Depositor, the trustee or any of their affiliates has undertaken, or will undertake, any investigation of the accuracy or completeness of such documents or the financial condition or creditworthiness of any Underlying Securities Issuer in connection with the acquisition of the Underlying Securities or otherwise. The issuance of the certificates of any series should not be construed as an endorsement by the Depositor or the trustee or any of their affiliates of the financial condition or business prospects of any Underlying Securities Issuer.

                                 THE DEPOSITOR

     The Depositor was established as a limited liability company in the State of Delaware on April 22, 2003 and is a wholly-owned, limited-purpose subsidiary of NationsBanc Montgomery Holdings Corporation, which is a wholly-owned subsidiary of Bank of America Corporation. The principal office of the Depositor is located at Bank of America Corporate Center, 100 North Tryon Street, Charlotte, North Carolina 28255. Its telephone number is (888) 583-8900.

     The limited liability company agreement of the Depositor provides that it may conduct any lawful activities necessary or incidental to acquiring, owning, holding, pledging and transferring assets (including the Deposited Assets) and serving as depositor of one or more trusts that may issue and sell certificates. The limited liability company agreement also provides that any securities, except for subordinated securities, issued by the Depositor (or a trust formed by the Depositor) must be rated in one of the four highest categories available by any one or more rating agencies. Pursuant to the terms of the trust agreement, the Depositor (or a trust formed by the Depositor) may not issue any securities which would result in the lowering of the then current ratings of the outstanding certificates of any series.

                                USE OF PROCEEDS

     Unless otherwise specified in the applicable prospectus supplement, the net proceeds to be received from the sale of each series or class of certificates (whether or not offered hereby) will be used by the Depositor to purchase the related Underlying Securities and acquire any related Other Deposited Assets and Credit Support (each as defined herein) including, if specified in the related prospectus supplement, making required deposits into any reserve account or the applicable certificate account (each, as defined below) for the benefit of the certificateholders of such series or class. Any remaining net proceeds, if any, will be used by the Depositor for general corporate purposes.

                            FORMATION OF THE TRUSTS

     A separate trust will be created for each series of certificates issued. Each trust will be formed as either a Delaware statutory business trust or a common law trust under the laws of the State of Delaware. The Depositor will assign the Deposited Assets for each series of certificates to the trustee named in the applicable prospectus supplement, in its capacity as trustee, for the benefit of the certificateholders of such series. See "Description of the Trust Agreement--Assignment of Deposited Assets." The trustee named in the applicable prospectus supplement will administer the Deposited Assets pursuant to the trust agreement and will receive a fee for these services. The trustee or any administrative agent named in the applicable prospectus supplement will perform the tasks as are specified therein and in the trust agreement and will receive a fee for these services as specified in the prospectus supplement. See "Description of the Trust Agreement--Collection and Other Administrative Procedures" and "--Retained Interest; Administrative Agent Compensation and Payment of Expenses." The trustee or an administrative agent, if applicable, will either cause the assignment of the Deposited Assets to be recorded or will obtain an opinion of counsel that no recordation is required to obtain a first priority perfected security interest in the Deposited Assets.

     Unless otherwise stated in the related prospectus supplement, the Depositor's assignment of the Deposited Assets to the trustee will be without recourse. To the extent provided in the applicable prospectus supplement, the obligations of the trustee or administrative agent, if applicable, will consist primarily of:

  o contractual and administrative obligations, if any, under the trust agreement; and

  o an obligation, if any, to make cash advances in the event of delinquencies in payments on or with respect to any Deposited Assets in amounts described under "Description of the Trust Agreement--Advances in Respect of Delinquencies."

     The obligations of the trustee or the administrative agent, if any, named in the applicable prospectus supplement to make advances will be limited to amounts which the trustee or the administrative agent believes ultimately would be recoverable under any credit support, insurance coverage, the proceeds of liquidation of the Underlying Securities or from other sources available for such purposes. See "Description of the Trust Agreement--Advances in Respect of Delinquencies."

     Unless otherwise provided in the related prospectus supplement, each trust will consist of:

  o the Underlying Securities, or interests therein, exclusive of any interest in such assets retained by the Depositor or any previous owner thereof (the "Retained Interest"), as are specified in the trust agreement;

  o any calls, interest rate swaps, currency swaps, floors, collars, caps or credit derivatives or similar arrangements as described therein and under "Description of Deposited Assets--Other Deposited Assets";

  o the credit support, if any, provided with respect to any class within such series that are specified as being part of the related trust in the applicable prospectus supplement, as described therein and under "Description of Deposited Assets--Credit Support;"

  o such assets as from time to time identified as deposited in the related certificate account;

  o property, if any, acquired on behalf of certificateholders by foreclosure or repossession and any revenues received thereon;

  o  the certificate account and any reserve account;

  o the rights of the Depositor relating to any breaches of representations or warranties by the seller of any Underlying Security; and

  o the rights of the trustee in any cash advances, reserve fund or surety bond, if any, as described under "Description of the Trust
     Agreement--Advances in Respect of Delinquencies."

                       MATURITY AND YIELD CONSIDERATIONS

     Each prospectus supplement will contain any applicable information with respect to the type and maturities of the related Underlying Securities and the terms, if any, upon which such Underlying Securities may be subject to early redemption (either by the applicable obligor or pursuant to a third-party call option), repayment (at the option of the holders thereof) or an extension of maturity. The provisions of the Underlying Securities with respect to redemption, repayment or an extension of maturity will, unless otherwise specified in the applicable prospectus supplement, affect the weighted average life of the related series of certificates.

     The effective yield to holders of the certificates of any series (and class within such series) may be affected by aspects of the Deposited Assets or the manner and priorities of allocations of collections with respect to the Deposited Assets between the classes of a given series. With respect to any series of certificates, the Underlying Securities of which consist of one or more redeemable securities, extendable securities or securities subject to a third-party call option or any series of certificates subject to a third-party call option, the yield to maturity of such series (or class within such series) may be affected by any optional or mandatory redemption or repayment or an extension of maturity of the related Underlying Securities, or the exercise of third-party call option prior to the stated maturity of the related series of certificates. A variety of tax, accounting, economic, and other factors will influence whether an issuer exercises any right of redemption in respect of its securities or whether a third-party exercises its rights under any call option. In certain cases, the rate of redemption may be influenced by prepayments on the obligations a government sponsored entity issuer holds for its own account. All else remaining equal, if prevailing interest rates fall below the interest rates on the related Underlying Securities, the likelihood of redemption would be expected to increase. Similarly, the likelihood that a third party will exercise its call option with respect to the certificates will increase if prevailing interest rates fall below the weighted average interest rate of the Underlying Securities. There can be no certainty as to whether any Underlying Security redeemable at the option of its issuer or subject to a third-party call option will be redeemed or called prior to its stated maturity.

     Unless otherwise specified in the related prospectus supplement, each of the Underlying Securities will be subject to acceleration upon the occurrence of specified Underlying Security Events of Default (as defined below). The maturity and yield on the certificates will be affected by any early repayment of the Underlying Securities as a result of the acceleration of the Outstanding Debt Securities (as defined below) by the holders thereof. See "Description of Deposited Assets and--Private Sector Securities-Events of Default" and "-Government Securities-Events of Default." If an issuer of Underlying Securities becomes subject to a bankruptcy proceeding, the timing and amount of payments with respect to both interest and principal may be materially and adversely affected. A variety of factors influence the performance of private debt issuers and correspondingly may affect the ability of an issuer of Underlying Securities to satisfy its obligations under the Underlying Securities, including the issuer's operating and financial condition, leverage and various social, geographic, legal and economic factors. In addition, if the Underlying Securities are issued by a foreign government and the foreign government issuer or guarantor repudiates or places any limitation or moratorium on the payment of external indebtedness or imposes any confiscatory or withholding tax, the timing and amount of payments on the certificates may be materially and adversely affected. A variety of factors could influence a foreign government's willingness or ability to satisfy its obligations under the related Underlying Securities. We cannot predict the probability of a moratorium or other action affecting any Underlying Security.

     The extent to which the yield to maturity of any certificates may vary from the anticipated yield due to the rate and timing of payments on the Deposited Assets will depend upon the degree to which they are purchased at a discount or premium and the degree to which the timing of payments thereon is sensitive to the rate and timing of payments on the Deposited Assets.

     The yield to maturity of any series (or class) of certificates will also be affected by variations in the interest rates applicable to, and the corresponding payments in respect of, such certificates, to the extent that the Pass-Through Rate (as defined below) for such series (or class) is based on variable or adjustable interest rates. With respect to any series of certificates representing an interest in a pool of government, foreign government or corporate debt securities, disproportionate principal payments (whether resulting from differences in amortization schedules, payments due on scheduled maturity or upon early redemption) on the related Underlying Securities having interest rates higher or lower than the then applicable Pass-Through Rates applicable to such certificates may affect the yield on the certificates.

     A variety of economic, social, political, tax, accounting and other factors may affect the degree to which any of the Underlying Securities are redeemed or called (whether by the applicable obligor or pursuant to a third-party call option) or the maturity of such Underlying Securities is extended, as specified in the related prospectus supplement. There can be no assurance as to the rate or likelihood of redemption, third-party call or extension of maturity of any Underlying Security. The applicable prospectus supplement will, to the extent available, provide further information with respect to any such experience applicable to the related Underlying Securities. In addition, the applicable prospectus supplement for each series of certificates will set forth additional information regarding yield and maturity considerations applicable to such series (and each class within such series) and the related Deposited Assets.

                        DESCRIPTION OF THE CERTIFICATES

     Each series (or, if more than one class exists, the classes within such series) of certificates will be issued pursuant to a trust agreement and a separate series supplement thereto [between][among] the Depositor, [the administrative agent, if any,] and the trustee named in the related prospectus supplement, a form of which trust agreement is attached as an exhibit to the registration statement. The provisions of the trust agreement (as so supplemented) may vary depending upon the nature of the certificates to be issued thereunder and the nature of the Deposited Assets. The following summaries describe certain provisions of the trust agreement which may be applicable to each series of certificates. The applicable prospectus supplement for a series of certificates will describe any provision of the trust agreement that materially differs from the description thereof contained in this prospectus. The following summaries do not purport to be complete and are subject to the detailed provisions of the form of trust agreement for a full description of such provisions, including the definition of certain terms used, and for other information regarding the certificates. As used herein with respect to any series, the term "certificate" refers to all the certificates of that series, whether or not offered hereby and by the related prospectus supplement, unless the context otherwise requires.

     A copy of the applicable series supplement to the trust agreement relating to each series of certificates issued from time to time will be filed by the Depositor as an exhibit to a Current Report on Form 8-K to be filed with the SEC following the issuance of such series.

General

     There is no limit on the amount of certificates that may be issued under any trust agreement, and the trust agreement will provide that certificates of the applicable series may be issued in multiple classes. The series (or classes within such series) of certificates to be issued under the trust agreement will represent the entire beneficial ownership interest in the trust for the series created pursuant to the trust agreement and each class will be allocated certain relative priorities to receive specified collections from such trust, as identified and described in the applicable prospectus supplement. See "Description of Deposited Assets--Collections."

     Reference is made to the related prospectus supplement for a description of the following terms of the series (and, if applicable, classes within such series) of certificates in respect of which this prospectus and such prospectus supplement are being delivered:

  o  the title of such certificates;

  o the series of such certificates and, if applicable, the number and designation of classes of such series;

  o information concerning the type, characteristics and specifications of the Deposited Assets being deposited into the related trust by the Depositor (and, with respect to any Underlying Security which at the time of such deposit represents a significant portion of the Deposited Assets, information concerning the terms of each such Underlying Security, the identity of the issuer thereof and where publicly available information regarding such issuer may be obtained);

  o the limit, if any, upon the aggregate principal amount or notional amount, as applicable, of each class thereof;

  o the dates on which or periods during which such series or classes within such series may be issued (each, an "Original Issue Date"), the offering price thereof and the applicable Distribution Dates on which the principal, interest and premium, if any, on such series or classes within such series will be distributable and the related Record Dates (as defined in the related prospectus supplement), if any;

  o if applicable, the relative rights and priorities of each class (including the method for allocating collections from and defaults or losses on the Underlying Securities to the certificateholders of each class);

  o whether the certificates of such series or each class within such series are Fixed Rate Certificates, Floating Rate Certificates or Auction Rate Certificates (each as defined below) and the applicable interest rate (the "Pass-Through Rate") for each such class including, if fixed, the applicable rate (the "Fixed Pass-Through Rate"), or, if variable, the terms relating to the particular method of calculation thereof applicable to such series or each class within such series (the "Variable Pass-Through Rate") or, for Auction Rate Certificates, the Auction Procedures used to establish the Auction Rate;

  o the option, if any, of any certificateholder of such series or class to withdraw a portion of the assets of the related trust in exchange for surrendering such certificateholder's certificate or the option, if any, of the Depositor or administrative agent, if any, or another third party to purchase or repurchase any Underlying Securities (in each case to the extent not inconsistent with the Depositor's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940, as amended, and all applicable rules, regulations and interpretations thereunder) and the periods within which or the dates on which, and the terms and conditions upon which any such option may be exercised, in whole or in part;

  o the terms of any call option relating to such series or class, including the date or dates such call option may be exercised and the price payable to holders of the certificates of such series or class upon exercise of such call option;

  o the rating of each series or each class within such series offered hereby (provided, however, that one or more classes within such series not offered hereunder may be unrated or may be rated below investment grade);

  o if other than denominations of [$1,000] and any integral multiple thereof, the denominations in which such series or class within such series will be issuable;

  o whether the certificates of any class within a given series are to be entitled to (1) principal distributions, with disproportionate, nominal or no interest distributions, or (2) interest distributions, with disproportionate, nominal or no principal distributions ("Strip Certificates"), and the applicable terms thereof;

  o whether the certificates of such series or of any class within such series are to be issued as registered certificates or bearer certificates or both and, if bearer certificates are to be issued, whether coupons will be attached thereto; whether bearer certificates of such series or class may be exchanged for registered certificates of such series or class and the circumstances under which and the place or places at which any such exchanges, if permitted, may be made;

  o whether the certificates of such series or of any class within such series are to be issued in the form of one or more global securities and, if so, the identity of the Depositary (as defined below), if other than The Depository Trust Company, for such global security or securities;

  o if a temporary certificate is to be issued with respect to such series or any class within such series, whether any interest thereon distributable on a Distribution Date prior to the issuance of a permanent certificate of such series or class will be credited to the account of the persons entitled thereto on such Distribution Date;

  o if a temporary global security is to be issued with respect to such series or class, the terms upon which beneficial interests in such temporary global security may be exchanged in whole or in part for beneficial interests in a permanent global security or for individual definitive certificates of such series or class and the terms upon which beneficial interests in a permanent global security, if any, may be exchanged for individual definitive certificates of such series or class;

  o if other than U.S. dollars, the currency applicable to the certificates of such series or class for purposes of denominations and distributions on such series or each class within such series (the "Specified Currency") and the circumstances and conditions, if any, when such currency may be changed, at the election of the Depositor or a certificateholder, and the currency or currencies in which any principal of or any premium or any interest on such series or class are to be distributed pursuant to such election;

  o all applicable Required Percentages and Voting Rights (each, as defined below) relating to the manner and percentage of votes of certificateholders of such series and each class within such series required with respect to certain actions by the Depositor, the administrative agent, if any, or trustee under the trust agreement or with respect to the applicable trust; and

  o any other terms of such series or class within such series of certificates not inconsistent with the provisions of the trust agreement relating to such series.

     Unless otherwise indicated in the applicable prospectus supplement, certificates of each series (including any class of certificates not offered hereby) will be issued only as registered certificates in denominations of [$1,000] and any integral multiple thereof and will be payable only in U.S. dollars. The authorized denominations of registered certificates of a given series or class within such series having a Specified Currency other than U.S. dollars will be set forth in the applicable prospectus supplement.

     The United States federal income tax consequences and the consequences of the Employee Retirement Income Security Act of 1974, as amended, relating to any series or any class within such series of certificates are described in this prospectus and in the applicable prospectus supplement. Furthermore, an election may be made to treat a trust as a "financial asset securitization investment trust" ("FASIT"). To date, final Treasury regulations have not been issued describing the federal income tax consequences of holders of interests in FASITs of owning such interest. The prospectus supplement relating to any class or series of certificates representing interests in a FASIT will describe the federal income tax consequences of the purchase and ownership of such certificates. In addition, any risk factors, the specific terms and other information with respect to the issuance of any series or class within such series of bearer certificates or certificates on which the principal of and any premium and interest are distributable in a Specified Currency other than U.S. dollars will be described in the applicable prospectus supplement relating to such series or class. Unless otherwise specified in the applicable prospectus supplement, the U.S. dollar equivalent of the public offering price or purchase price of a certificate having a Specified Currency other than U.S. dollars will be determined on the basis of the noon buying rate in New York City for cable transfer in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") for such Specified Currency on the applicable issue date. As specified in the applicable prospectus supplement such determination will be made by the Depositor, the trustee, the administrative agent, if any, or an agent thereof as exchange rate agent for each series of certificates (the "Exchange Rate Agent").

     Unless otherwise provided in the applicable prospectus supplement, registered certificates may be transferred or exchanged for like certificates of the same series and class at the corporate trust office or agency of the applicable trustee in the City and State of New York, subject to the limitations provided in the trust agreement, without the payment of any service charge, other than any tax or other governmental charge payable in connection therewith. Bearer certificates will be transferable by delivery. Provisions with respect to the exchange of bearer certificates will be described in the applicable prospectus supplement. Unless otherwise specified in the applicable prospectus supplement, registered certificates may not be exchanged for bearer certificates. The Depositor may at any time purchase certificates at any price in the open market or otherwise. Certificates so purchased by the Depositor may, at the discretion of the Depositor, be held or resold or surrendered to the trustee for cancellation of such certificates.

Distributions

     Distributions allocable to interest, principal, and premium (if any) on the certificates of each series (and class within such series) will be made in the Specified Currency for such certificates by or on behalf of the trustee on each Distribution Date as specified in the related prospectus supplement and the amount of each distribution will be determined as of the close of business on the date specified in the related prospectus supplement (the "Determination Date"). If the Specified Currency for a given series or class within such series is other than U.S. dollars, the administrative agent, if any, or otherwise the trustee will (unless otherwise specified in the applicable prospectus supplement) arrange to convert all payments in respect of each certificate of such series or class to U.S. dollars in the manner described in the following paragraph. The certificateholder of a registered certificate of a given series or class within such series denominated in a Specified Currency other than U.S. dollars may (if the applicable prospectus supplement and the terms of such certificate so indicate) elect to receive all distributions in respect of such certificate in the Specified Currency by delivery of a written notice to the trustee and administrative agent, if any, for such series not later than fifteen calendar days prior to the applicable Distribution Date, except under the circumstances described under "Currency Risks--Payment Currency" below. Any such election will remain in effect until revoked by written notice to such trustee and administrative agent, if any, received by each of them not later than fifteen calendar days prior to the applicable Distribution Date.

     Unless otherwise specified in the applicable prospectus supplement, in the case of a registered certificate of a given series or class within such series having a Specified Currency other than U.S. dollars, the amount of any U.S. dollar distribution in respect of such registered certificate will be determined by the Exchange Rate Agent based on the highest firm bid quotation expressed in U.S. dollars received by the Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable Distribution Date (or, if no such rate is quoted on such date, the last date on which such rate was quoted), from three (or, if three are not available, then two) recognized foreign exchange dealers in The City of New York (one of which may be the Offering Agent and another of which may be the Exchange Rate Agent) selected by the Exchange Rate Agent, for the purchase by the quoting dealer, for settlement on such Distribution Date, of the aggregate amount payable in such Specified Currency on such payment date in respect of all registered certificates. [In the event the Exchange Rate Agent receives only one bid quotation by the time and date described in the preceding sentence, the Exchange Rate Agent shall use such quote which may be from either the Offering Agent or the Exchange Rate Agent.] All currency exchange costs will be borne by the certificateholders of such registered certificates by deductions from such distributions. If no such bid quotations are available, such distributions will be made in such Specified Currency, unless such Specified Currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Depositor's control, in which case such distributions will be made as described under "Currency Risks--Payment Currency" below. The applicable prospectus supplement will specify such information with respect to bearer certificates.

     Unless otherwise provided in the applicable prospectus supplement and except as provided in the succeeding paragraph, distributions with respect to certificates will be made (in the case of registered certificates) at the corporate trust office or agency of the trustee specified in the applicable prospectus supplement in The City of New York or (in the case of bearer certificates) at the principal London office of the applicable trustee; provided, however, that any such amounts distributable on the Final Distribution Date of a certificate will be distributed only upon surrender of the related certificate at the applicable location set forth above. Except as otherwise provided in the applicable prospectus supplement, distribution on a bearer certificate will be made by mail to an address in the United States or by wire transfer to an account maintained by the certificateholder thereof in the United States.

     Unless otherwise specified in the applicable prospectus supplement, distributions on registered certificates in U.S. dollars will be made, except as provided below, by check mailed to the registered certificateholders of such certificates (which, in the case of global securities, will be a nominee of the Depositary); provided, however, that, in the case of a series or class of registered certificates issued between a Record Date and the related Distribution Date, interest for the period beginning on the issue date for such series or class and ending on the last day of the related interest accrual period ending immediately prior to or coincident with the next Distribution Date will, unless otherwise specified in the applicable prospectus supplement, be distributed on the next succeeding Distribution Date to the registered certificateholders of the registered certificates of such series or class on the related Record Date. A certificateholder of $10,000,000 (or the equivalent thereof in a Specified Currency other than U.S. dollars) or more in aggregate principal amount of registered certificates of a given series shall be entitled to receive such U.S. dollar distributions by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the trustee for such series not later than fifteen calendar days prior to the applicable Distribution Date. Simultaneously with the election by any certificateholder to receive payments in a Specified Currency other than U.S. dollars (as provided above), such certificateholder shall provide appropriate wire transfer instructions to the trustee for such series, and all such payments will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located outside the United States.

     Except as otherwise specified in the applicable prospectus supplement, "Business Day" with respect to any certificate means any day, other than a Saturday or Sunday, that is:

  o not a day on which banking institutions are authorized or required by law or regulation to be closed in

     (a)      The City of New York or

     (b) if the Specified Currency for such certificate is other than U.S. dollars, the financial center of the country issuing such Specified Currency (which, in the case of ECU, shall be Brussels, Belgium) and

  o if the Pass-Through Rate for such certificate is based on LIBOR, a London Banking Day. "London Banking Day" with respect to any certificate means any day on which dealings in deposits in the Specified Currency of such certificate are transacted in the London interbank market. The Record Date with respect to any Distribution Date for a series or class of registered certificates shall be specified as such in the applicable prospectus supplement.

Interest on the Certificates

  General. Each class of certificates (other than certain classes of Strip Certificates) of a given series may have a different Pass-Through Rate, which may be a Fixed or Variable Pass-Through Rate or such certificates may have an Auction Rate, in each case as described below. In the case of Strip Certificates with no or, in certain cases, a nominal Certificate Principal Balance, such distributions of interest will be in an amount (as to any Distribution Date, "Stripped Interest") described in the related prospectus supplement. For purposes hereof, "Notional Amount" means the notional principal amount specified in the applicable prospectus supplement on which interest on Strip Certificates will be calculated on each Distribution Date. Reference to the Notional Amount of a class of Strip Certificates herein or in a prospectus supplement does not indicate that such certificates represent the right to receive any distribution in respect of principal in such amount, but rather the term "Notional Amount" is used solely as a basis for calculating the amount of required distributions and determining certain relative voting rights, all as specified in the related prospectus supplement.

     Fixed Rate Certificates. Each series (or, if more than one class exists, each class within such series) of certificates with a Fixed Pass-Through Rate ("Fixed Rate Certificates") will bear interest, on the outstanding Certificate Principal Balance (as defined below) (or Notional Amount, if applicable), from its Original Issue Date, at the Fixed Pass-Through Rate stated on the face thereof and in the applicable prospectus supplement until the earlier of (i) the final scheduled distribution date with respect to such certificates and
(ii) the date on which the Certificate Principal Balance of such certificates has been reduced to zero (or in the case of Strip Certificates with no or a nominal principal amount, until the Notional Amount thereof is reduced to zero), except that, if so specified in the applicable prospectus supplement, the Pass-Through Rate for such series or any such class or classes may be subject to adjustment from time to time in response to designated changes in the rating assigned to such certificates by one or more rating agencies (or other reasons, if any, as set forth in the applicable prospectus supplement), in accordance with a schedule or otherwise, all as described in such prospectus supplement. Unless otherwise set forth in the applicable prospectus supplement, interest on each series or class of Fixed Rate Certificates will be distributable in arrears on each Distribution Date as specified in such prospectus supplement. Each such distribution of interest shall include interest accrued through the day specified in the applicable prospectus supplement. Unless otherwise specified in the applicable prospectus supplement, interest on Fixed Rate Certificates will be computed on the basis of a 360-day year comprised of twelve 30-day months.

     Floating Rate Certificates. Each series (or, if more than one class exists, each class within such series) of certificates with a Variable Pass-Through Rate ("Floating Rate Certificates") will bear interest, on the outstanding Certificate Principal Balance (or Notional Amount, if applicable), from its Original Issue Date to but excluding the first Interest Reset Date for such series or class at the initial Pass-Through Rate set forth on the face thereof and in the applicable prospectus supplement ("Initial Pass-Through Rate"). Thereafter, the Pass-Through Rate on such series or class for each Interest Accrual Period (as defined below) will be determined by reference to an interest rate index (the "Base Rate"), plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any. The "Spread" is the number of basis points (one basis point equals one one-hundredth of a percentage point) that may be specified in the applicable prospectus supplement as being applicable to such series or class, and the "Spread Multiplier" is the percentage that may be specified in the applicable prospectus supplement as being applicable to such series or class, except that if so specified in the applicable prospectus supplement, the Spread or Spread Multiplier on such series or any such class or classes of Floating Rate Certificates may be subject to adjustment from time to time in response to designated changes in the rating assigned to such certificates by one or more rating agencies (or other reasons, if any, as set forth in the applicable prospectus supplement), in accordance with a schedule or otherwise, all as described in such prospectus supplement. The applicable prospectus supplement, unless otherwise specified therein, will designate one of the following Base Rates as applicable to a Floating Rate Certificate:

  o  LIBOR (a "LIBOR Certificate");

  o  the Commercial Paper Rate (a "Commercial Paper Rate Certificate");

  o  the Treasury Rate (a "Treasury Rate Certificate");

  o  the Federal Funds Rate (a "Federal Funds Rate Certificate");

  o  the CD Rate (a "CD Rate Certificate"); or

  o such other Base Rate which may be based on, among other things, one or more market indices or the interest and/or other payments (whether scheduled or otherwise) paid, accrued or available with respect to a designated asset, pool of assets or type of asset as is set forth in such prospectus supplement and in such certificate.

The "Index Maturity" for any series or class of Floating Rate Certificates is the period of maturity of the instrument or obligation from which the Base Rate is calculated. "H.15(519)" means the publication entitled "Statistical Release H.15(519), Selected Interest Rates," or any successor publications, published by the Board of Governors of the Federal Reserve System. "Composite Quotations" means the daily statistical release entitled "Composite 3:30 p.m. Quotations for U.S. Government Securities" published by the Federal Reserve Bank of New York.

     As specified in the applicable prospectus supplement, Floating Rate Certificates of a given series or class may also have either or both of the following (in each case expressed as a rate per annum on a simple interest basis): (i) a maximum limitation, or ceiling, on the rate at which interest may accrue during any Interest Accrual Period specified in the applicable prospectus supplement ("Maximum Pass-Through Rate") and (ii) a minimum limitation, or floor, on the rate at which interest may accrue during any such Interest Accrual Period ("Minimum Pass-Through Rate"). In addition to any Maximum Pass-Through Rate that may be applicable to any series or class of Floating Rate Certificates, the Pass-Through Rate applicable to any series or class of Floating Rate Certificates will in no event be higher than the maximum rate permitted by applicable law, if any, as the same may be modified by United States law of general application.

     The Depositor will appoint, and enter into agreements with, agents (each, a "Calculation Agent") to calculate Pass-Through Rates on each series or class of Floating Rate Certificates. The applicable prospectus supplement will set forth the identity of the Calculation Agent for each series or class of Floating Rate Certificates. All determinations of interest by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the holders of Floating Rate Certificates of a given series or class.

     The Pass-Through Rate on each class of Floating Rate Certificates will be reset daily, weekly, monthly, quarterly, semiannually or annually (such period being the "Interest Accrual Period" for such class, and the first day of each Interest Accrual Period will be the "Interest Reset Date"), as specified in the applicable prospectus supplement. Interest Reset Dates with respect to each series, and any class within such series of Floating Rate Certificates, will be specified in the applicable prospectus supplement; [provided, however, that unless otherwise specified in such prospectus supplement, the Pass-Through Rate in effect for the ten days immediately prior to the Final Scheduled Distribution Date (as defined in the prospectus supplement) will be that in effect on the tenth day preceding such Final Scheduled Distribution Date.]

     Unless otherwise specified in the applicable prospectus supplement, interest payable in respect of Floating Rate Certificates shall be the accrued interest from and including the Original Issue Date of such series or class or the last Interest Reset Date to which interest has accrued and been distributed, as the case may be, to but excluding the immediately following Distribution Date.

     With respect to a Floating Rate Certificate, accrued interest shall be calculated by multiplying the Certificate Principal Balance of such certificate [(or, in the case of a Strip Certificate with no or a nominal Certificate Principal Balance, the Notional Amount specified in the applicable prospectus supplement)] by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. Unless otherwise specified in the applicable prospectus supplement, the interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each such day is computed by dividing the Pass-Through Rate in effect on such day by 360, in the case of LIBOR Certificates, Commercial Paper Rate Certificates, Federal Funds Rate Certificates and CD Rate Certificates or by the actual number of days in the year, in the case of Treasury Rate Certificates. For purposes of making the foregoing calculation, the variable Pass-Through Rate in effect on any Interest Reset Date will be the applicable rate as reset on such date.

     Unless otherwise specified in the applicable prospectus supplement, all percentages resulting from any calculation of the Pass-Through Rate on a Floating Rate Certificate will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and all currency amounts used in or resulting from such calculation on Floating Rate Certificates will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upward).

     Interest on any series (or class within such series) of Floating Rate Certificates will be distributable on the Distribution Dates and for the Interest Accrual Periods as and to the extent set forth in the applicable prospectus supplement.

     Upon the request of the holder of any Floating Rate Certificate of a given series or class, the Calculation Agent for such series or class will provide the Pass-Through Rate then in effect and, if determined, the Pass-Through Rate that will become effective on the next Interest Reset Date with respect to such Floating Rate Certificate.

     (1) CD Rate Certificates. Each CD Rate Certificate will bear interest for each Interest Accrual Period at the Pass-Through Rate calculated with reference to the CD Rate, the Spread and/or the Spread Multiplier, if any, specified in such certificate and in the applicable prospectus supplement.

     Unless otherwise specified in the applicable prospectus supplement, the "CD Rate" for each Interest Accrual Period shall be the rate as of the second Business Day prior to the Interest Reset Date for such Interest Accrual Period (a "CD Rate Determination Date") and will be the rate for negotiable certificates of deposit having the Index Maturity designated in the applicable prospectus supplement as published in H.15(519) under the heading "CDs (Secondary Market)." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the CD Rate Calculation Date (as defined below) pertaining to such CD Rate Determination Date, then the "CD Rate" for such Interest Accrual Period will be the rate on such CD Rate Determination Date for negotiable certificates of deposit of the Index Maturity designated in the applicable prospectus supplement as published in Composite Quotations under the heading "Certificates of Deposit." If by 3:00 p.m., New York City time, on such CD Rate Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "CD Rate" for such Interest Accrual Period will be calculated by the Calculation Agent for such CD Rate Certificate and will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on such CD Rate Determination Date, of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for such CD Rate Certificate for negotiable certificates of deposit of major United States money center banks of the highest credit standing (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity designated in the related prospectus supplement in a denomination of $5,000,000; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting offered rates as mentioned in this sentence, the "CD Rate" for such Interest Accrual Period will be the same as the CD Rate for the immediately preceding Interest Accrual Period (or, if there was no such Interest Accrual Period, the Initial Pass-Through Rate).

     The "CD Rate Calculation Date" pertaining to any CD Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such CD Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day and (b) the second Business Day preceding the date any distribution of interest is required to be made following the applicable Interest Reset Date.

     (2) Commercial Paper Rate Certificates. Each Commercial Paper Rate Certificate will bear interest for each Interest Accrual Period at the Pass-Through Rate calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any, specified in such certificate and in the applicable prospectus supplement.

     Unless otherwise specified in the applicable prospectus supplement, the "Commercial Paper Rate" for each Interest Accrual Period will be determined by the Calculation Agent for such Commercial Paper Rate Certificate as of the second Business Day prior to the Interest Reset Date for such Interest Accrual Period (a "Commercial Paper Rate Determination Date") and shall be the Money Market Yield (as defined below) on such Commercial Paper Rate Determination Date of the rate for commercial paper having the Index Maturity specified in the applicable prospectus supplement, as such rate shall be published in H.15(519) under the heading "Commercial Paper." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Commercial Paper Rate Calculation Date (as defined below) pertaining to such Commercial Paper Rate Determination Date, then the "Commercial Paper Rate" for such Interest Accrual Period shall be the Money Market Yield on such Commercial Paper Rate Determination Date of the rate for commercial paper of the specified Index Maturity as published in Composite Quotations under the heading "Commercial Paper." If by 3:00 p.m., New York City time, on such Commercial Paper Rate Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "Commercial Paper Rate" for such Interest Accrual Period shall be the Money Market Yield of the arithmetic mean of the offered rates, as of 11:00 a.m., New York City time, on such Commercial Paper Rate Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for such Commercial Paper Rate Certificate for commercial paper of the specified Index Maturity placed for an industrial issuer whose bonds are rated "AA" or the equivalent by a nationally recognized rating agency; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting offered rates as mentioned in this sentence, the "Commercial Paper Rate" for such Interest Accrual Period will be the same as the Commercial Paper Rate for the immediately preceding Interest Accrual Period (or, if there was no such Interest Accrual Period, the Initial Pass-Through Rate).

     "Money Market Yield" shall be a yield calculated in accordance with the following formula:

                          Money Market Yield = D X 360 X 100
                                               -------------
                                               360 - (D X M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the specified Index Maturity.

     The "Commercial Paper Rate Calculation Date" pertaining to any Commercial Paper Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such Commercial Paper Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day or (b) the second Business Day preceding the date any distribution of interest is required to be made following the applicable Interest Reset Date.

     (3) Federal Funds Rate Certificates. Each Federal Funds Rate Certificate will bear interest for each Interest Accrual Period at the Pass-Through Rate calculated with reference to the Federal Funds Rate and the Spread or Spread Multiplier, if any, specified in such certificate and in the applicable prospectus supplement.

     Unless otherwise specified in the applicable prospectus supplement, the "Federal Funds Rate" for each Interest Accrual Period shall be the effective rate on the Interest Reset Date for such Interest Accrual Period (a "Federal Funds Rate Determination Date") for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Federal Funds Rate Calculation Date (as defined below) pertaining to such Federal Funds Rate Determination Date, the "Federal Funds Rate" for such Interest Accrual Period shall be the rate on such Federal Funds Rate Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If by 3:00 p.m., New York City time, on such Federal Funds Rate Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "Federal Funds Rate" for such Interest Accrual Period shall be the rate on such Federal Funds Rate Determination Date made publicly available by the Federal Reserve Bank of New York which is equivalent to the rate which appears in H.15(519) under the heading "Federal Funds (Effective)"; provided, however, that if such rate is not made publicly available by the Federal Reserve Bank of New York by 3:00 p.m., New York City time, on such Federal Funds Rate Calculation Date, the "Federal Funds Rate" for such Interest Accrual Period will be the same as the Federal Funds Rate in effect for the immediately preceding Interest Accrual Period (or, if there was no such Interest Accrual Period, the Initial Pass-Through Rate). Unless otherwise specified in the applicable prospectus supplement, in the case of a Federal Funds Rate Certificate that resets daily, the Pass-Through Rate on such Certificate for the period from and including a Monday to but excluding the succeeding Monday will be reset by the Calculation Agent for such certificate on such second Monday (or, if not a Business Day, on the next succeeding Business Day) to a rate equal to the average of the Federal Funds Rate in effect with respect to each such day in such week.

     The "Federal Funds Rate Calculation Date" pertaining to any Federal Funds Rate Determination Date shall be the next succeeding Business Day.

     (4) LIBOR Certificates. Each LIBOR Certificate will bear interest for each Interest Accrual Period at the Pass-Through Rate calculated with reference to LIBOR and the Spread or Spread Multiplier, if any, specified in such certificate and in the applicable prospectus supplement.

     With respect to LIBOR indexed to the offered rate for U.S. dollar deposits, unless otherwise specified in the applicable prospectus supplement, "LIBOR" for each Interest Accrual Period will be determined by the Calculation Agent for any LIBOR Certificate as follows:

     (i) On the second London Banking Day prior to the Interest Reset Date for such Interest Accrual Period (a "LIBOR Determination Date"), the Calculation Agent for such LIBOR Certificate will determine the arithmetic mean of the offered rates for deposits in U.S. dollars for the period of the Index Maturity specified in the applicable prospectus supplement, commencing on such Interest Reset Date, which appear on the Reuters Screen LIBO Page at approximately 11:00 a.m., London time, on such LIBOR Determination Date. "Reuters Screen LIBO Page" means the display designated as page "LIBOR" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks). If at least two such offered rates appear on the Reuters Screen LIBO Page, "LIBOR" for such Interest Accrual Period will be the arithmetic mean of such offered rates as determined by the Calculation Agent for such LIBOR Certificate.

    (ii) If fewer than two offered rates appear on the Reuters Screen LIBO Page on such LIBOR Determination Date, the Calculation Agent for such LIBOR Certificate will request the principal London offices of each of four major banks in the London interbank market selected by such Calculation Agent to provide such Calculation Agent with its offered quotations for deposits in U.S. dollars for the period of the specified Index Maturity, commencing on such Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount of not less than $1,000,000 that is representative of a single transaction in such market at such time. If at least two such quotations are provided, "LIBOR" for such Interest Accrual Period will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, "LIBOR" for such Interest Accrual Period will be the arithmetic mean of rates quoted by three major banks in The City of New York selected by the Calculation Agent for such LIBOR Certificate at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks, for the period of the specified Index Maturity, commencing on such Interest Reset Date, and in a principal amount equal to an amount of not less than $1,000,000 that is representative of a single transaction in such market at such time;
  provided, however, that if fewer than three banks selected as aforesaid by such Calculation Agent are quoting rates as specified in this sentence, "LIBOR" for such Interest Accrual Period will be the same as LIBOR for the immediately preceding Interest Accrual Period (or, if there was no such Interest Accrual Period, the Initial Pass-Through Rate).

     If LIBOR with respect to any LIBOR Certificate is indexed to the offered rates for deposits in a currency other than U.S. dollars, the applicable prospectus supplement will set forth the method for determining such rate.

     (5) Treasury Rate Certificates. Each Treasury Rate Certificate will bear interest for each Interest Accrual Period at the Pass-Through Rate calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if any, specified in such certificate and in the applicable prospectus supplement.

     Unless otherwise specified in the applicable prospectus supplement, the "Treasury Rate" for each Interest Accrual Period will be the rate for the auction held on the Treasury Rate Determination Date (as defined below) for such Interest Accrual Period of direct obligations of the United States ("Treasury bills") having the Index Maturity specified in the applicable prospectus supplement, as such rate shall be published in H.15(519) under the heading "U.S. Government Certificates-Treasury bills-auction average (investment)" or, in the event that such rate is not published prior to 3:00 p.m., New York City time, on the Treasury Rate Calculation Date (as defined below) pertaining to such Treasury Rate Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) on such Treasury Rate Determination Date as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury bills having the specified Index Maturity are not published or reported as provided above by 3:00 p.m., New York City time, on such Treasury Rate Calculation Date, or if no such auction is held on such Treasury Rate Determination Date, then the "Treasury Rate" for such Interest Accrual Period shall be calculated by the Calculation Agent for such Treasury Rate Certificate and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on such Treasury Rate Determination Date, of three leading primary United States government securities dealers selected by such Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the specified Index Maturity; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting bid rates as mentioned in this sentence, then the "Treasury Rate" for such Interest Accrual Period will be the same as the Treasury Rate for the immediately preceding Interest Accrual Period (or, if there was no such Interest Accrual Period, the Initial Pass-Through Rate).

     The "Treasury Rate Determination Date" for such Interest Accrual Period will be the day of the week in which the Interest Reset Date for such Interest Accrual Period falls on which Treasury bills would normally be auctioned. Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Rate Determination Date pertaining to the Interest Accrual Period commencing in the next succeeding week. Unless otherwise specified in the applicable prospectus supplement, if an auction date shall fall on any day that would otherwise be an Interest Reset Date for a Treasury Rate Certificate, then such Interest Reset Date shall instead be the Business Day immediately following such auction date.

     The "Treasury Rate Calculation Date" pertaining to any Treasury Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such Treasury Rate Determination Date or, if such a day is not a Business Day, the next succeeding Business Day or (b) the second Business Day preceding the date any distribution of interest is required to be made following the applicable Interest Reset Date.

     Auction Rate Certificates. Certain series (or if more than one class exists, each class within such series) of certificates may have interest rates that are established through periodic auctions using auction procedures to be set forth in an annex to the related prospectus supplement (the "Auction Rate Certificates"). The Auction Rate Certificates will have a stated maturity set forth in the applicable prospectus supplement and will bear interest at the rate per annum specified in the prospectus supplement through the end of the first Interest Accrual Period. The Interest Accrual Period for Auction Rate Certificates will initially consist of the number of days set forth in the applicable prospectus supplement. The interest rate for the Auction Rate Certificates will be reset on auction dates specified in the applicable prospectus supplement at the interest rate determined pursuant to the auction procedures, however, the rate will not exceed the maximum auction rate per annum set forth in the applicable prospectus supplement. Interest on the Auction Rate Certificates will accrue daily and will be computed for the actual number of days elapsed during the related Interest Accrual Period on the basis of a year consisting of 360 days or 365 days, as specified in the prospectus supplement.

     Determination of auction rate. The auction rate for each class of Auction Rate Certificates will be determined periodically on auction dates specified in the applicable prospectus supplement by means of a "Dutch Auction." In a Dutch Auction, investors and potential investors will submit orders through an eligible broker-dealer as to the principal amount of Auction Rate Certificates they wish to buy, hold or sell at various interest rates. The broker-dealers submit their clients' orders to the auction agent. The auction agent processes all orders submitted by eligible broker-dealers and determines the auction rate for the upcoming Interest Accrual Period. The broker-dealers are notified by the auction agent of the interest rate for the upcoming Interest Accrual Period and are provided with settlement instructions relating to purchases and sales of Auction Rate Certificates. Auction Rate Certificates will be purchased and sold between investors and potential investors at a price equal to their then-outstanding principal balance plus any accrued interest.

     In the auction, the following types of orders may be submitted:

     o "hold orders" - an order by a current investor to maintain all or a portion of the principal amount of auction rate certificates held by such investor during the next interest accrual period at the interest rate established on the related auction date;

     o "sell orders" - an order by a current investor to sell a specified principal amount of auction rate certificates (either subject to a particular rate or not);

     o "bid orders" - specify the minimum interest rate that a potential investor, or a current investor wishing to purchase additional auction rate certificates, is willing to accept in order to buy a specified principal amount of auction rate certificates.

     If an existing investor does not submit orders with respect to all its auction rate certificates, the investor will be deemed to have submitted a hold order at the new interest rate for that portion of the auction rate certificates for which no order was received.

     The following example helps illustrate how the auction procedures are used in determining the interest rate on a class of auction rate certificates.

     (a)  Assumptions:

          1. Denominations (Units) = $50,000
          2. Interest period = 28 days
          3. Principal amount outstanding = $50 Million (1000 Units)
          4. No "hold" orders are submitted

     (b) Summary of all orders received for the auction


      Bid Orders                  Bid Orders                   Sell Orders
      ----------                  ----------                   -----------
(from Existing Holders)    (from Potential Holders)      (from Existing Holders)
   20 Units at 2.90%           40 Units at 2.95%             100 Units Sell
   60 Units at 3.02%           60 Units at 3.00%             100 Units Sell
  120 Units at 3.05%          100 Units at 3.05%             200 Units Sell
                                                             ==============
  200 Units at 3.10%          100 Units at 3.10%            Total: 400 Units
  200 Units at 3.12%          100 Units at 3.11%
  ==================
   Total:  600 Units          100 Units at 3.14%
                              200 Units at 3.15%
                              ==================
                              Total: 700 Units

     The total units under bid orders, hold orders and sell orders from existing holders will always equal the issue size (in this example 1000 units), less any units held by investors not submitting a bid (in this case 0 units).

         (c) Auction Agent organizes submitted orders in ascending order

Order          Number        Cumulative                      Order          Number         Cumulative
Number        of Units       Total (Units)     Percent       Number         of Units       Total (Units)     Percent
--------      ---------      -------------     ---------     ----------     ----------     -------------     ---------
    1.          20(W)             20             2.90%           7.           200(W)            600            3.10%
    2.          40(W)             60             2.95%           8.           100(W)            700            3.10%
    3.          60(W)             120            3.00%           9.           100(W)            800            3.11%
    4           60(W)             180            3.02%          10.           200(W)           1000            3.12%
    5.         100(W)             280            3.05%          11.           100(L)                           3.14%
    6          120(W)             400            3.05%          12.           200(L)                           3.15%


__________________

(W)  Winning Order   (L)  Losing Order


         Order #10 is the order that clears the market of all available units. All winning orders are awarded the winning rate (in this case, 3.12%, as the interest rate for the next interest accrual period, at the end of which another auction will be held. Multiple orders at the winning rate are allocated units on a pro rata basis. Regardless of the results of the auction, the interest rate will not exceed the maximum auction rate specified in the applicable prospectus supplement.

         The example assumes that a successful auction has occurred, that is, that all sell orders and all bid orders below the new interest rate were fulfilled. However, there may be insufficient potential bid orders to purchase all the auction rate certificates offered for sale. In these circumstances, the interest rate for the upcoming interest accrual period will equal the maximum auction rate. Also, if all the Auction Rate Certificates are subject to hold orders (i.e., each holder of Auction Rate Certificates wishes to continue holding its auction rate certificates, regardless of the interest rate), the interest rate for the upcoming accrual period will equal the all hold rate, which is [ ].

         [Maximum Auction Rate. If the auction rate for a class of Auction Rate Certificates is greater than the maximum auction rate, then the interest rate applicable to those Auction Rate Certificates will be the maximum auction rate.]

         Changes in auction period. The Auction Agent may, from time to time, change the length of the auction period for a class of Auction Rate Certificates in order to conform with then current market practice with respect to the length of the auction period and the interest rate borne by the Auction Rate Certificates.

         Changes in the auction date. The Auction Agent, with the consent of the Depositor, may specify a different auction date for a class of Auction Rate Certificates in order to conform with then current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the day of the week constituting an auction date for the Auction Rate Certificates.

Principal of the Certificates

         Unless the related prospectus supplement provides otherwise, each certificate (other than certain classes of Strip Certificates) will have a "Certificate Principal Balance" which, at any time, will equal the maximum amount that the holder thereof will be entitled to receive in respect of principal from the future cash flow on the Deposited Assets and any other assets included in the related trust. Unless otherwise specified in the related prospectus supplement, amounts collected on the Deposited Assets generally will be applied to accrued interest on, then to principal of, and then to premium (if any) on, each such certificate of the class or classes entitled thereto (in the manner and priority specified in such prospectus supplement) until the aggregate Certificate Principal Balance of such class or classes has been reduced to zero. The outstanding Certificate Principal Balance of a certificate will be reduced to the extent of (x) distributions of principal thereon, (y) if applicable pursuant to the terms of the related series, by the amount of any net losses realized on any Deposited Assets ("Realized Losses") allocated thereto and (z) if applicable pursuant to the terms of the related series, any Extraordinary Trust Expenses consented to by the Certificateholders. Unless the related prospectus supplement provides otherwise, the initial aggregate Certificate Principal Balance of all classes of certificates of a series will equal the outstanding aggregate principal balance of the related Underlying Securities as of the applicable Cut-off Date. The initial aggregate Certificate Principal Balance of a series and each class thereof will be specified in the related prospectus supplement. Distributions of principal to any class of certificates will be made on a pro rata basis among all the certificates of such class. Strip Certificates with no Certificate Principal Balance will not receive distributions of principal.

Foreign Currency Certificates

         If the specified currency of any certificate is not U.S. dollars (a "Foreign Currency Certificate"), certain provisions with respect thereto will be set forth in the related prospectus supplement which will specify the denominations, the currency or currencies in which the principal and interest with respect to such certificate are to be paid and any other terms and conditions relating to the non-U.S. dollar denominations or otherwise applicable to the certificates.

Indexed Certificates

         A trust may offer a series of certificates ("Indexed Certificates"), the principal amount payable at the stated maturity date of which (the "Indexed Principal Amount") and/or interest with respect to which is determined by reference to:

         o the rate of exchange between the specified currency for such certificate and the other currency or composite currency (the "Indexed Currency") specified therein;

         o the difference in the price of a specified commodity (the "Indexed Commodity") on specified dates; or

         o such other objective price or economic measure as described in the related prospectus supplement.

The manner of determining the Indexed Principal Amount of an Indexed Certificate and historical and other information concerning the Indexed Currency, Indexed Commodity or other price or economic measure used in such determination, will be set forth in the related prospectus supplement, together with any information concerning tax consequences to the holders of such Indexed Certificates.

         Except as otherwise specified in the related prospectus supplement, interest on an Indexed Certificate will be payable based on the amount designated in the related prospectus supplement as the "Face Amount" of such Indexed Certificate. The related prospectus supplement will describe whether the principal amount of the related Indexed Certificate that would be payable upon redemption or repayment prior to the stated maturity date will be the Face Amount of such Indexed Certificate, the Indexed Principal Amount of such Indexed Certificate at the time of redemption or repayment, or another amount described in such prospectus supplement.

Dual Currency Certificates

         Certificates may be issued as dual currency certificates ("Dual Currency Certificates"), in which case payments of principal and/or interest in respect of Dual Currency Certificates will be made in such currencies, and rates of exchange will be calculated upon such bases, as indicated in the certificates and described in the related prospectus supplement. Other material terms and conditions relating to Dual Currency Certificates will be set forth in the certificates and the related prospectus supplement.

Optional Exchange

         If specified in the applicable prospectus supplement, a holder may exchange certificates of such series for a pro rata portion of the Underlying Securities (an "Exchangeable Series"). The terms upon which a holder may exchange certificates of any Exchangeable Series for a pro rata portion of the Underlying Securities of the related trust will be specified in the related prospectus supplement and the related trust agreement; provided that any right of exchange shall be exercisable only to the extent that such exchange would not be inconsistent with the Depositor and such trust's continued satisfaction of the applicable requirements for an exemption under Rule 3a-7 under the Investment Company Act of 1940, as amended, and all applicable rules, regulations and interpretations thereunder. Such terms may relate to the following:

         o a requirement that the exchanging holder tender to the trustee certificates of each class within such Exchangeable Series;

         o a minimum Certificate Principal Balance or Notional Amount, as applicable, with respect to each certificate being tendered for exchange;

         o a requirement that the Certificate Principal Balance or Notional Amount, as applicable, of each certificate tendered for exchange be an integral multiple of an amount specified in the prospectus supplement;

         o specified dates during which a holder may effect such an exchange (each, an "Optional Exchange Date");

         o limitations on the right of an exchanging holder to receive any benefit upon such exchange from any other deposited assets or any credit support deposited in the applicable trust;

         o adjustments to the value of the proceeds of any exchange based upon the required prepayment of future expense allocations and the establishment of a reserve for any anticipated extraordinary trust expenses as set forth in the applicable prospectus supplement, if applicable;

         o a requirement that the exchanging holder provide to the trustee an opinion of counsel stating that the exchange would not cause the trust to be treated as an association or publicly traded partnership, taxable as a corporation for federal income tax purposes; and

         o a requirement that the exchanging holder pay any due and unpaid fees and expenses owed to the trustee and/or to the administrative agent, if any.

         Unless otherwise specified in the related prospectus supplement, in order for a certificate of a given Exchangeable Series (or class within such Exchangeable Series) to be exchanged by the applicable certificateholder, the trustee for such series must receive, at least 5 (or such shorter period acceptable to the trustee) but not more than 30 days prior to an Optional Exchange Date (i) such certificate with the form entitled "Option to Elect Exchange" on the reverse thereof duly completed, or (ii) in the case of registered certificates, facsimile or electronic transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc., the Depositary (in accordance with its normal procedures) or a commercial bank or trust company in the United States setting forth the name of the holder of such registered certificate, the Certificate Principal Balance or Notional Amount of the registered certificate to be exchanged, the certificate number or a description of the tenor and terms of the registered certificate, a statement that the option to elect exchange is being exercised thereby and a guarantee that the registered certificate to be exchanged with the form entitled "Option to Elect Exchange" on the reverse of the registered certificate duly completed will be received by such trustee not later than five Business Days after the date of such telegram, telex, facsimile or electronic transmission or letter. If the procedure described in clause (ii) of the preceding sentence is followed, then such registered certificate and form duly completed must be received by such trustee by such fifth Business Day. Any tender of a certificate by the holder for exchange shall be irrevocable. The exchange option may be exercised by the holder of a certificate for less than the entire Certificate Principal Balance of such certificate provided that the Certificate Principal Balance or Notional Amount, as applicable, of such certificate remaining outstanding after redemption is an authorized denomination and all other exchange requirements set forth in the related prospectus supplement are satisfied. Upon such partial exchange, such certificate shall be cancelled and a new certificate or certificates for the remaining Certificate Principal Balance thereof shall be issued (which, in the case of any registered certificate, shall be in the name of the holder of such exchanged certificate).

         Unless otherwise specified in the applicable prospectus supplement, until definitive certificates are issued each certificate will be represented by a global security, the Depositary's nominee will be the certificateholder of such certificate and therefore will be the only entity that can exercise a right of exchange. In order to ensure that the Depositary's nominee will timely exercise a right of exchange with respect to a particular certificate, the beneficial owner of such certificate must instruct the broker or other direct or indirect participant through which it holds an interest in such certificate to notify the Depositary of its desire to exercise a right of exchange. Different firms have different cut-off times for accepting instructions from their customers and, accordingly, each beneficial owner should consult the broker or other direct or indirect participant through which it holds an interest in a certificate in order to ascertain the cut-off time by which such an instruction must be given in order for timely notice to be delivered to the Depositary.

         Unless otherwise provided in the applicable prospectus supplement, upon the satisfaction of the foregoing conditions and any applicable conditions with respect to the related Underlying Securities, as described in such prospectus supplement, the applicable certificateholder will be entitled to receive a distribution of a pro rata share of the Underlying Securities related to the Exchangeable Series (and class within such Exchangeable Series) of the certificate being exchanged, in the manner and to the extent described in such prospectus supplement. Alternatively, to the extent so specified in the applicable prospectus supplement, the applicable certificateholder, upon satisfaction of such conditions, may direct the related trustee to sell, on behalf of the certificateholder, such pro rata share of the Underlying Securities. In such event, the certificateholder will be entitled to receive the net proceeds of such sale, less any costs and expenses incurred by the trustee in facilitating the sale, subject to any additional adjustments set forth in the applicable prospectus supplement.

Global Securities

         Unless otherwise specified in the applicable prospectus supplement, all certificates of a given series (or, if more than one class exists, any given class within that series) will, upon issuance, be represented by one or more global securities. The global securities will be deposited with, or on behalf of, The Depository Trust Company, New York, New York (for registered certificates denominated and payable in U.S. dollars), or such other depositary identified in the related prospectus supplement (the "Depositary"), and registered in the name of a nominee of the Depositary. Global securities may be issued in either registered or bearer form and in either temporary or permanent form. See "Limitations on Issuance of Bearer Certificates" for provisions applicable to certificates issued in bearer form. Unless and until it is exchanged in whole or in part for the individual certificates represented thereby (each, a "definitive certificate"), a global security may not be transferred except as a whole by the Depositary for such global security to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor of such Depositary or a nominee of such successor.

         The Depository Trust Company is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. The Depository Trust Company was created to hold securities of its participating organizations and to facilitate the clearance and settlement of securities transactions among the institutions that have accounts with the Depositary ("participants") in such securities through electronic book-entry changes in the accounts of the Depositary participants, thereby eliminating the need for physical movement of securities certificates. The Depositary's participants include securities brokers and dealers (including Banc of America Securities LLC), banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own the Depositary. Access to the Depositary's book-entry system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly.

         Upon the issuance of a global security, the Depositary for the global security will credit, on its book-entry registration and transfer system, the respective principal amounts or notional amounts, if applicable, of the individual certificates represented by such global security to the accounts of its participants. The accounts to be credited shall be designated by the underwriters of such certificates, or, if such certificates are offered and sold directly through one or more agents, by the Depositor or its agent or agents. Ownership of beneficial interests in a global security will be limited to participants or persons that may hold beneficial interests through participants. Ownership of beneficial interests in a global security will be shown on, and the transfer of that ownership will be effected only through, records maintained by the Depositary for such global security or by participants or persons that hold through participants. The laws of some states require that certain purchasers of securities take physical delivery of such securities. Such limits and such laws may limit the market for beneficial interests in a global security.

         So long as the Depositary for a global security, or its nominee, is the owner of the global security, the Depositary or the nominee, as the case may be, will be considered the sole certificateholder of the individual certificates represented by such global security for all purposes under the trust agreement governing the certificates. Except as set forth below, owners of beneficial interests in a global security will not be entitled to have any of the individual certificates represented by the global security registered in their names, will not receive or be entitled to receive physical delivery of any certificates and will not be considered the certificateholder thereof under the trust agreement governing the certificates. Because the Depositary can only act on behalf of its participants, the ability of a holder of any certificate to pledge that certificate to persons or entities that do not participate in the Depositary's system, or to otherwise act with respect to the certificate, may be limited due to the lack of a physical certificate for the certificate.

         Subject to the restrictions discussed under "Limitations on Issuance of Bearer Certificates" below, distributions of interest, principal of (and premium, if any) on individual certificates represented by a global security will be made to the Depositary or its nominee, as the case may be, as the certificateholder of the global security. None of the Depositor, the administrative agent, if any, the trustee for the certificates, any paying agent or the certificate registrar for the certificates will have responsibility or liability for any aspect of the records relating to or payments made on account of beneficial interests in a global security or for maintaining, supervising or reviewing any records relating to such beneficial interests.

         The Depositor expects that the Depositary for certificates of a given class and series, upon receipt of any distribution of interest, principal, or premium in respect of a definitive global security representing any certificates, will credit immediately participants' accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of the global security as shown on the records of such Depositary. The Depositor also expects that payments by participants to owners of beneficial interests in a global security held through such participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such participants. Receipt by owners of beneficial interests in a temporary global security of payments of interest, principal, or premium in respect thereof will be subject to the restrictions discussed below under "Limitations on Issuance of Bearer Certificates" below.

         If the Depositary for certificates of a given class of any series is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Depositor within ninety days, the Depositor will issue individual definitive certificates in exchange for the global security or securities representing such certificates. In addition, the Depositor may at any time and in its sole discretion determine not to have any certificates of a given class represented by one or more global securities and, in such event, will issue individual definitive certificates of such class in exchange for the global security or securities representing such certificates. Further, if the Depositor so specifies with respect to the certificates of a given class, an owner of a beneficial interest in a global security representing certificates of such class may, on terms acceptable to the Depositor and the Depositary of the global security, receive individual definitive certificates in exchange for such beneficial interest. In any such instance, an owner of a beneficial interest in a global security will be entitled to physical delivery of individual definitive certificates of the class represented by the global security equal in principal amount or notional amount, if applicable, to such beneficial interest and to have definitive certificates registered in its name (if the certificates of such class are issuable as registered certificates). Individual definitive certificates of such class so issued will be issued:

         o as registered certificates in denominations, unless otherwise specified by the Depositor or in the related prospectus supplement, of $1,000 and integral multiples thereof if the certificates of such class are issuable as registered certificates;

         o as bearer certificates in the denomination or denominations specified by the Depositor or as specified in the related prospectus supplement if the certificates of such class are issuable as bearer certificates; or

         o as either registered or bearer certificates, if the certificates of such class are issuable in either form.

See, however, "Limitations on Issuance of Bearer Certificates" below for a description of certain restrictions on the issuance of individual bearer certificates in exchange for beneficial interests in a global security.

         The applicable prospectus supplement will set forth any specific terms of the depositary arrangement with respect to any class or series of certificates being offered thereby to the extent not set forth or different from the description set forth above.

                        DESCRIPTION OF DEPOSITED ASSETS

General

         Each certificate of each series (or if more than one class exists, each class (whether or not each such class is offered hereby) within such series) will represent an undivided ownership interest specified for such series (or class) of certificates, in a designated, security or a pool of securities each of which satisfies the criteria set forth in one or more of the categories listed under "-Description of Underlying Securities" below (the "Underlying Securities"), purchased by the Depositor (or an affiliate thereof) in the secondary market (except in cases where the Depositor (or an affiliate thereof) purchases securities directly from certain GSEs or purchases Treasury Securities (as defined below) directly from the issuer thereof as described below) and any other deposited assets or credit support applicable to such series (or if more than one class exists, each class) assigned to a trust as described in the applicable prospectus supplement. No trust will contain privately issued securities (whether issued by domestic or foreign issuers) in an amount sufficient for such privately issued securities to constitute Concentrated Underlying Securities.

Description of the Underlying Securities

         Each Underlying Security must fall within one of the following categories:

         o debt obligations of one or more corporations, limited liability companies, banking organizations or insurance companies organized under the laws of the United States or any state, the District of Columbia or the Commonwealth of Puerto Rico, which in each case is subject to the informational requirements of the Exchange Act and which, in accordance therewith, file reports and other information with the SEC or (for certain depository institutions) with a federal bank or thrift regulatory agency (provided that in the case of a security guaranteed by a parent company, (i) the guarantee is of the kind described in Rule 3-10 of SEC Regulation S-X, (ii) the relationship between the parent and the issuer satisfies the requirements set forth in Rule 3-10 of SEC Regulation S-X, (iii) the guarantor files the reports and
              (iv) in accordance with Rule 3-10 of SEC Regulation S-X the issuer is exempt from such filing requirements) ("Domestic Corporate Securities") and if the Depositor reasonably believes (based on publicly available information) that such security or securities are Concentrated Underlying Securities (as defined below), such securities have been registered in a public offering and the issuer thereof meets the requirements set forth in Form S-3 for a primary offering of common stock or for a primary offering of non-convertible investment grade securities, as applicable at the time of the offering of the trust certificates (or in the case of a guaranteed security, the Depositor reasonably believes the guarantor meets the requirements set forth in Form S-3 for a primary offering of common stock or for a primary offering of non-convertible investment grade securities);

         o (i) preferred securities of one or more trusts that hold obligations of issuers that are subject, or are wholly-owned subsidiaries of companies that are subject to the informational requirements of the Exchange Act (in which case such parent companies have fully and unconditionally guaranteed such obligations) and which, in accordance therewith, file reports and other information with the SEC ("Trust Preferred Securities") and, if the Depositor reasonably believes (based on publicly available information) that such trust preferred securities are Concentrated Underlying Securities, such securities have been registered in a public offering and the issuer or its parent meets the requirements set forth in Form S-3 for a primary offering of common stock or for a primary offering of non-convertible investment grade securities at the time of the offering of the trust certificates; (ii) equipment trust certificates, including enhanced equipment trust certificates and pass-through equipment trust certificates, issued by, or supported by obligations of, issuers that are subject, or are wholly-owned subsidiaries of parent companies that are subject to the informational requirements of the Exchange Act (provided that to the extent such parent has fully and unconditionally guaranteed the related issuers obligations
              (i) the guarantee is of the kind described in Rule 3-10 of SEC Regulation S-X, (ii) the relationship between the parent and such issuers satisfies the requirements set forth in Rule 3-10 of SEC Regulation S-X, (iii) the guarantor files the reports and
              (iv) in accordance with Rule 3-10 of SEC Regulation S-X such issuers are exempt from such filing requirements), in accordance therewith, file reports and other information with the SEC (all such certificates, "Equipment Trust Certificates") and, if the Depositor reasonably believes (based on publicly available information) that, such Equipment Trust Certificates are Concentrated Underlying Securities, such securities have been registered in a public offering and the issuer or its parent satisfies the requirements set forth in Form S-3 for a primary offering of common stock or for a primary offering of non-convertible investment grade securities at the time of the offering of the trust certificates; or (iii) asset-backed securities of one or more trusts or other special purpose legal entities (issued as part of a series which has an outstanding balance of at least $75,000,000 in securities which are held by non-affiliates) (provided that in the case of a trust or other special purpose legal entity the obligations of which are guaranteed by a parent company, (i) the guarantee is of the kind described in Rule 3-10 of SEC Regulation S-X, (ii) the relationship between the parent and the trust or other special purpose legal entity satisfies the requirements set forth in Rule 3-10 of SEC Regulation S-X, (iii) the guarantor files the reports and (iv) in accordance with Rule 3-10 of SEC Regulation S-X the trust or other special purpose legal entity is exempt from such filing requirements) which (unless the depositor is a GSE described below) are subject at the time of issuance of the asset-backed securities to the informational requirements of the Exchange Act and which in accordance therewith, file reports and other information with the SEC ("Asset-Backed Securities" and together with Domestic Corporate Securities, Trust Preferred Securities, Equipment Trust Certificates and Foreign Private Securities (defined herein), the "Private Sector Securities") and, if the Depositor reasonably believes (based on publicly available information) that such Asset-Backed Securities are Concentrated Underlying Securities, such securities have been registered in a public offering and the issuer or its parent meets the requirements set forth in Form S-3 for a primary offering of common stock or for a primary offering of non-convertible investment grade securities at the time of the offering of the trust certificates;

         o obligations issued or guaranteed by a foreign government or any political subdivision or agency or instrumentality thereof ("Foreign Government Securities");

         o debt securities of one or more foreign private issuers (as such term is defined in rule 405 under the Securities Act) subject to the informational requirements of the Exchange Act and which in accordance therewith file reports and other information with the SEC (provided that in the case of a security guaranteed by a parent company, (i) the guarantee is of the kind described in Rule 3-10 of SEC Regulation S-X, (ii) the relationship between the parent and the issuer satisfies the requirements set forth in Rule 3-10 of SEC Regulation S-X, (iii) the guarantor files the reports and (iv) in accordance with Rule 3-10 of SEC Regulation S-X the issuer is exempt from such filing requirements) ("Foreign Private Securities" and together with Domestic Corporate Securities, the "Corporate Securities"); or

         o (i) an obligation issued or guaranteed by the United States of America or any agency thereof for the payment of which the full faith and credit of the United States of America is pledged ("Treasury Securities"), (ii) an obligation of one or more U.S. government sponsored entities ("GSEs") described below for the payment of which the full faith and credit of the United States of America is not pledged; or (iii) Government Trust Certificates ("GTCs" and together with Treasury Securities and GSEs, "Domestic Government Securities" and together with Foreign Government Securities, "Government Securities") as described below.

         The Depositor (or an affiliate thereof) may purchase securities directly from certain GSEs that (i) have outstanding securities held by non-affiliates with an aggregate market value of at least $75,000,000 at the time of the offering of the trust certificates hereunder and (ii) make information publicly available comparable to that required of Exchange Act reporting entities. The Depositor (or an affiliate thereof) may also purchase Treasury Securities directly from the issuer thereof.

         Notwithstanding any requirement stated or incorporated herein relating to reporting under the Exchange Act, it should be noted that the issuers of the Underlying Securities are not participating in any offering of trust certificates and that neither the Depositor nor Banc of America Securities LLC will perform the analysis and review of such issuers that an underwriter of the Underlying Securities would perform. With respect to any Underlying Securities purchased by the Depositor which were originally underwritten or placed by Banc of America Securities or an affiliate thereof, no additional review of such Underlying Securities will be conducted by the Depositor or Banc of America prior to such purchase by the Depositor. The reasonableness of the Depositor's belief as to an Underlying Security Issuer's eligibility to issue investment grade asset backed securities or common stock on Form S-3 or Form F-3, as applicable, should be evaluated in light of these limitations.

         The Underlying Securities (other than Underlying Securities which are issued by GSEs or the United States of America) will not be acquired directly from any Underlying Securities Issuer as part of an initial distribution by, or pursuant to, any agreement with such issuer. Moreover, no Underlying Security may be acquired from any unsold allotment held by any issuer or underwriter. The Depositor will not purchase any publicly issued security within 90 days of the date of initial issuance and will not purchase any privately issued security (some of which may include securities which were initially offered in exempt transactions) until the two year restrictive holding period described in Rule 144(k) under the Securities Act has expired. No Underlying Securities Issuer is participating in this offering and none will receive any proceeds from the sale of the Underlying Securities to the Depositor or any proceeds from the issuance of the Certificates. The Underlying Securities Issuers will have no direct obligations under the Certificates. [Banc of America Securities LLC, an affiliate of the Depositor, participated in the initial [public] offering of certain of the Underlying Securities as a [placement agent][underwriter]].

         This prospectus relates only to the certificates offered hereby and does not relate to the Underlying Securities. The following description of the Underlying Securities is intended only to summarize certain characteristics of the Underlying Securities the Depositor is permitted to deposit in a trust and is not a complete description of the terms of any specific Underlying Security, or any related Underlying Securities Indenture (as defined below).

Private Sector Securities

         Private Sector Securities will be either:

         o   Domestic Corporate Securities;

         o   Trust Preferred Securities;

         o   Equipment Trust Certificates;

         o   Asset-Backed Securities; or

         o   Foreign Private Securities.

         Private Sector Securities. Private Sector Securities may consist of senior or subordinated debt obligations issued by domestic or foreign issuers as described above. Debt obligations may be issued with a wide variety of terms and conditions. Set forth below is a description of certain features that may be associated with one or more Underlying Securities consisting of debt obligations.

           Indentures. With respect to senior or subordinated debt obligations, the related prospectus supplement will specify whether each Underlying Security will have been issued pursuant to an indenture (each, an "Underlying Securities Indenture") between the issuer of the Underlying Securities and a trustee (the "Underlying Securities Trustee"). Unless otherwise set forth in the related prospectus supplement, the Underlying Securities Indenture, if any, will be qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the Underlying Securities Indenture will contain certain provisions required by the Trust Indenture Act.

           Certain Covenants. Indentures generally contain covenants intended to protect security holders against the occurrence or effects of certain specified events, including restrictions limiting the ability of any Underlying Securities Issuer and in some cases limiting the ability of any subsidiaries of any Underlying Securities Issuer to:

         o    consolidate, merge, or transfer or lease assets;

         o incur or suffer to exist any lien, charge, or encumbrance upon any of its property or assets;

         o incur, assume, guarantee or suffer to exist any indebtedness for borrowed money if the payment of such indebtedness will be secured by the grant of a lien on the assets which are subject to the lien of the indenture; or

         o declare or pay any cash dividends, or make any distributions on or in respect of, or purchase, redeem, exchange or otherwise acquire or retire for value any capital stock or subordinated indebtedness of the issuer or its subsidiaries, if any.

An indenture may also contain financial covenants which, among other things, require the maintenance of certain financial ratios or the creation or maintenance of reserve accounts. Subject to specified exceptions, indentures typically may be amended or supplemented and past defaults may be waived with the consent of the indenture trustee, the consent of the holders of not less than a specified percentage of the outstanding securities, or both.

           The Underlying Securities Indenture related to one or more Underlying Securities included in a trust may include some, all or none of the foregoing provisions or variations thereof or additional covenants not discussed herein. To the extent that the Underlying Securities are investment grade debt they are unlikely to contain significant restrictive covenants although certain non-investment grade debt may not be subject to restrictive covenants either. There can be no assurance that any such provision will protect the trust as a holder of the Underlying Securities against losses.

          Events of Default. Indentures generally provide that any one of a number of specified events will constitute an event of default with respect to the securities issued thereunder. Such events of default may typically include any of the following events or variations thereof:

         o failure by the issuer to make a scheduled interest or principal payment on the securities at the time required (subject to any specified grace period) or to redeem any of the securities when required (subject to any specified grace period);

         o a breach by the issuer of any representation or warranty or its failure to observe or perform any covenant, agreement or condition contained in the indenture, which breach or failure is materially adverse to security holders and continues for a specified period after notice thereof is given to the issuer by the indenture trustee or the holders of not less than a specified percentage of the outstanding securities; or

         o certain events of bankruptcy, insolvency or reorganization of the issuer.

         Remedies. Indentures for Corporate Securities generally provide that upon the occurrence of an event of default, the indenture trustee may, and upon the written request of the holders of not less than a specified percentage of the outstanding securities must, take such action to protect and enforce the rights of the security holders. Certain indentures provide that the indenture trustee has or a specified percentage of the holders of the outstanding securities have the right to declare all or a portion of the principal and accrued interest on the outstanding securities immediately due and payable upon the occurrence of certain events of default, subject to the issuer's right to cure, if applicable. An indenture may also contain a provision entitling the indenture trustee to be indemnified by the security holders prior to proceeding to exercise any right or power under such indenture with respect to such securities at the request of such security holders. An indenture is also likely to limit a security holder's right to institute certain actions or proceedings to pursue remedies under the indenture unless certain conditions are satisfied, including (i) the security holder shall have given notice to the indenture trustee of the occurrence of an event of default; (ii) the holders of a specified percentage of the securities shall have requested that the indenture trustee institute proceedings; (iii) the indenture trustee shall have refused or neglected to comply with such request within a reasonable time; and (iv) no conflicting instruction shall have been given to the indenture trustee.

         Each Underlying Securities Indenture or Underlying Security may include some, all or none of the foregoing provisions or variations thereof or additional events of default or remedies not discussed herein. The prospectus supplement with respect to any series of certificates will summarize the events of default ("Underlying Security Events of Default") relevant to any Underlying Security that represents ten percent (10%) or more of the total Deposited Assets with respect to any series of certificates (any such security, a "Concentrated Underlying Security") and applicable remedies with respect thereto. With respect to any trust comprised of a pool of securities, the applicable prospectus supplement will describe certain common Underlying Security Events of Default with respect to such pool. There can be no assurance that any such provisions will protect the trust, as a holder of the Underlying Securities, against losses. If an Underlying Security Event of Default occurs, the indenture trustee as a holder of the Underlying Securities is entitled to vote or take such other action to declare the principal amount of an Underlying Security and any accrued and unpaid interest thereon to be due and payable, and the certificateholders' objectives may differ from those of holders of other securities of the same series and class as any Underlying Security ("Outstanding Debt Securities") in determining whether to declare the acceleration of the Underlying Securities.

         Subordination. As set forth in the applicable prospectus supplement, certain of the Underlying Securities with respect to any trust may be either senior ("Senior Underlying Securities") or subordinated ("Subordinated Underlying Securities") in right to payment to other existing or future indebtedness of the Underlying Securities Issuer. With respect to Subordinated Underlying Securities, to the extent of the subordination provisions of such securities, and after the occurrence of certain events, security holders and direct creditors whose claims are senior to Subordinated Underlying Securities, if any, may be entitled to receive payment of the full amount due thereon before holders of the Subordinated Underlying Securities are entitled to receive payment on account of the principal (and premium, if any) or any interest on such securities. Consequently, a trust which holds Subordinated Underlying Securities may suffer greater losses than if it held Senior Underlying Securities. There can be no assurance, however, that in the event of a bankruptcy or similar proceeding, a trust, as a holder of Senior Underlying Securities, would receive all payments in respect of such securities even if holders of subordinated securities receive amounts in respect of such securities. Reference is made to the prospectus supplement used to offer any series of certificates for a description of any subordination provisions with respect to any Concentrated Underlying Securities and the percentage of Senior Underlying Securities and Subordinated Underlying Securities, if any, in a trust comprised of a pool of securities.

         Secured Obligations. Certain of the Underlying Securities with respect to any trust may represent secured obligations of the issuer of the Underlying Securities ("Secured Underlying Securities"). Generally, unless an event of default shall have occurred and is continuing, with respect to any Secured Underlying Security, or as otherwise set forth in the indenture pursuant to which such Secured Underlying Securities were offered and sold, an issuer of secured obligations generally has the right to remain in possession and retain exclusive control of the collateral securing a Secured Underlying Security and to collect, invest and dispose of any income related to the collateral. The indenture pursuant to which any Secured Underlying Security is issued may also contain provisions for release, substitution or disposition of collateral under specified circumstances with or without the consent of the indenture trustee or upon the direction of not less than a specified percentage of the security holders. The indenture pursuant to which any Secured Underlying Security is issued will also provide for the disposition of the collateral upon the occurrence of specified events of default with respect thereto. In the event of a default in respect of any secured obligation, security holders may experience a delay in payments on account of principal (and premium, if any) or any interest on such securities pending the sale of any pledged collateral and prior to or during such period the related collateral may decline in value. In general, if proceeds of the sale of pledged collateral following an indenture event of default are insufficient to repay all amounts due in respect of any secured obligations, the holders of such Secured Underlying Securities (to the extent not repaid from the proceeds of the sale of the collateral) would have only an unsecured claim ranking pari passu with the claims of all other general unsecured creditors for the amount of any shortfall.

           The Underlying Securities Indenture with respect to any Secured Underlying Security may include, some, all or none of the foregoing provisions or variations thereof. The prospectus supplement used to offer any series of certificates which includes Concentrated Underlying Securities which are Secured Underlying Securities, will describe the security provisions of the Underlying Securities and the related collateral. With respect to any trust comprised of a pool of securities, a substantial portion of which are Secured Underlying Securities, the applicable prospectus supplement will disclose general information with respect to such security provisions and describe the pledged collateral.

         Trust Preferred Securities. As specified in the related prospectus supplement, a trust may include one or more Trust Preferred Securities. Trust Preferred Securities are preferred equity securities issued by a trust, established for the purpose of issuing common and preferred equity securities and investing the proceeds in certain subordinated debt obligations. The subordinated debt obligations are issued by the parent of the trust (i.e., the company to whom the trust issues its common equity securities), or by an affiliate of such parent. Trust Preferred Securities generally have economic characteristics that mirror those of the subordinated debt obligations that are the trust's principal assets. Specifically, the Trust Preferred Securities generally have a liquidation preference equal to the aggregate principal balance of the subordinated debt obligations and are subject to mandatory redemption on the maturity date of the subordinated debt obligations, or such earlier date on which the issuer may prepay the subordinated debt. The Trust Preferred Securities generally pay dividends at a rate approximately equal to the interest rate on the subordinated debt obligations, and such dividends and interest payments generally are due on or about the same date.

         The trusts that issue Trust Preferred Securities generally have no assets other than the subordinated debt obligations issued by such trusts' affiliates. Such subordinated debt obligations are subordinated to all other unsubordinated debt of such affiliates, including such debt issued subsequent to issuance of such subordinated debt obligations.

         The trusts that issue Trust Preferred Securities in each case will not file reports under the Exchange Act so long as their parent companies file reports under the Exchange Act.

         Equipment Trust Certificates. As specified in the related prospectus supplement, a trust may include one or more Equipment Trust Certificates. Equipment Trust Certificates are generally issued, in one or more classes, by a trust or other special purpose legal entity that owns equipment or by an owner/operator of the equipment, including airlines (an "ETC Issuer"). Such obligations of ETC Issuers are secured by mortgages of the equipment and, in the case of special purpose ETC Issuers, typically are supported by assignments of lease payments on equipment under leases to operators of the equipment. Pass-through Equipment Trust Certificates are issued by a trust or other special purpose legal entity that holds Equipment Trust Certificates of other ETC Issuers.

         The ETC Issuer which is an owner/operator of the equipment or the lessee of the equipment from the ETC Issuer which is a special purpose legal entity is referred to as the "ETC Credit Entity." In view of the relationship of special purpose ETC Issuers to ETC Credit Entities, ETC Issuers generally will not file reports under the Exchange Act.

         Asset-Backed Securities. As specified in the related prospectus supplement, a trust may include one or more Asset-Backed Securities. Asset-Backed Securities may be asset-backed notes or pass-through certificates, in each case issued by a trust or other special-purpose entity. Asset-backed notes are secured by, and pass-through certificates represent an undivided interest in, a fixed or revolving pool of financial assets. Such financial assets may consist of secured or unsecured consumer debt or other receivables, such as automobile loans or contracts, automobile leases, credit card receivables, home equity or other mortgage loans, trade receivables, floor plan (inventory) loans, automobile leases, equipment leases, and other assets that produce streams of payments. Asset-backed notes generally are issued pursuant to indentures and pass-through certificates generally are issued pursuant to trust or pooling and servicing agreements. A separate servicing agreement typically is executed in connection with asset-backed notes (such servicing agreements, indentures, trust agreements and pooling and servicing agreements, the "Asset-Backed Agreements").

         The Asset-Backed Agreements provide for the appointment of a trustee and the segregation of the transferred pool of assets from the other assets of the transferor. Such segregation generally is only required to the extent necessary to perfect the interest of the trustee in the assets against claims of unsecured creditors of the transferor of the assets. Where so required by the Uniform Commercial Code (the "UCC") (for instance, home equity loan notes) certain of the documents evidencing the underlying receivables are delivered to the possession of the trustee or other custodian for the holders of the Asset-Backed Securities. In the case of most assets, either no documents evidence the receivables (for instance, credit card receivables) or documents exist, but the UCC does not require their possession to perfect a transfer (for instance, automobile installment sales contracts). In these cases, the transferor segregates the assets only on its own books and records, such as by marking its computer files, and perfects the trustee's interest by filing a financing statement under the UCC. This method of segregation and perfection presents the risk that the trustee's interest in the assets could be lost as a result of negligence or fraud, such that the trustee and the Asset-Backed Security holders become unsecured creditors of the transferor of the assets.

Government Securities

         Government Securities will be either:

         o    GSE Securities;

         o    GTCs;

         o    Treasury Securities; or

         o    Foreign Government Securities.

         GSE Securities. As specified in the applicable prospectus supplement, the obligations of one or more of the following GSEs may be included in a trust: Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("FHLMC"), Student Loan Marketing Association ("Sallie Mae"), Resolution Funding Corporation, Federal Home Loan Banks (to the extent such obligations represent the joint and several obligations of the twelve Federal Home Loan Banks) ("Freddie Mac"), Tennessee Valley Authority and Federal Farm Credit Banks. While most issuers of GSE debt securities generally are exempt from registration under the Securities Act pursuant to Section 3(a)(2) of the Securities Act (or are deemed by statute to be so exempt) and are not required to be registered under the Exchange Act, Fannie Mae and FHLMC have recently agreed to voluntarily provide to investors the same information as is provided by issuers of mortgage-backed securities who register their securities under the Securities Act. The securities of any GSE will be included in a trust only to the extent (A) its obligations are supported by the full faith and credit of the U.S. government or (B) the organization makes publicly available its annual report, which shall include financial statements or similar financial information with respect to the organization. Based on information contained in the offering document pursuant to which any GSE issuer's securities were originally offered, the applicable prospectus supplement will set forth information with respect to the public availability of information with respect to any GSE issuer the debt securities of which constitute ten percent or more of the Deposited Assets for any series of certificates as of the date of the prospectus supplement. The specific terms and conditions of the Underlying Securities will be set forth in the related prospectus supplement.

         In the case of a GSE issuer there will generally be a fiscal agent with respect to any related Underlying Security whose actions will be governed by a fiscal agency agreement. A fiscal agent is not a trustee for the holders of the Underlying Securities and does not have the same responsibilities or duties to act for the holders of a GSE's securities as would a trustee. Unless otherwise specified in the related prospectus supplement, the Underlying Securities with respect to any GSE issuer will not be guaranteed by the United States and do not constitute a debt or obligation of the United States or of any agency or instrumentality thereof other than the related GSE.

         GSE Issuers. The following is a brief description of the business of each potential GSE issuer whose securities may be purchased by the Depositor for inclusion in one or more trusts:

Fannie Mae

         Fannie Mae is a federally chartered and stockholder-owned corporation organized and existing under the Federal National Mortgage Association Charter Act, 12 U.S.C. Sections 1716 et seq. It is the largest investor in home mortgage loans in the United States. Fannie Mae originally was established in 1938, as a United States government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder-owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market by purchasing mortgage loans from lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase loans from many capital market investors that ordinarily may not invest in mortgage loans, thereby expanding the total amount of funds available for housing. Operating nationwide, Fannie Mae helps to redistribute mortgage funds from capital-surplus to capital-short areas. Fannie Mae also issues mortgage-backed securities. Fannie Mae receives guaranty fees for its guaranty of timely payment of principal of and interest on mortgage-backed securities. Fannie Mae issues mortgage-backed securities primarily in exchange for pools of mortgage loans from lenders. The issuance of mortgage-backed securities enables Fannie Mae to further its statutory purpose of increasing the liquidity of residential mortgage loans.

         Fannie Mae prepares an information statement annually which describes Fannie Mae, its business and operations and contains Fannie Mae's audited financial statements. From time to time Fannie Mae prepares supplements to its information statement which include certain unaudited financial data and other information concerning the business and operations of Fannie Mae. These documents can be obtained without charge from Investor Relations, Fannie Mae, 3900 Wisconsin Avenue, N.W., Washington, D.C. 20016. Fannie Mae is not subject to the periodic reporting requirements of the Exchange Act.

The Federal Home Loan Mortgage Corporation

         The FHLMC is a publicly held government-sponsored enterprise created on July 24, 1970 pursuant to the Federal Home Loan Mortgage Corporation Act, Title III of the Emergency Home Finance Act of 1970, as amended. Freddie Mac's statutory mission is to provide stability in the secondary market for home mortgages, to respond appropriately to the private capital market and to provide ongoing assistance to the secondary market for home mortgages (including mortgages secured by housing for low- and moderate-income families involving a reasonable economic return to Freddie Mac) by increasing the liquidity of mortgage investments and improving the distribution of investment capital available for home mortgage financing. The principal activity of Freddie Mac consists of the purchase of first lien, conventional, residential mortgages and participation interests in such mortgages from mortgage lending institutions and the resale of the mortgages so purchased in the form of guaranteed mortgage securities. Freddie Mac generally matches and finances its purchases of mortgages with sales of guaranteed securities. Mortgages retained by Freddie Mac are financed with short-and long-term debt, cash temporarily held pending disbursement to security holders, and equity capital.

         Freddie Mac prepares an information statement annually which describes Freddie Mac, its business and operations and contains Freddie Mac's audited financial statements. From time to time Freddie Mac prepares supplements to its information statement which include certain unaudited financial data and other information concerning the business and operations of Freddie Mac. These documents can be obtained from Freddie Mac by writing or calling Freddie Mac's Investor Inquiry Department at 8200 Jones Branch Drive, McLean, Virginia 22102. Freddie Mac recently announced that it will comply with the periodic reporting requirements of the Exchange Act.

The Student Loan Marketing Association

         The Student Loan Marketing Association ("Sallie Mae") is a stockholder-owned corporation established by the 1972 amendments to the Higher Education Act of 1965, as amended, to provide liquidity, primarily through secondary market and warehousing activities, for lenders participating in the Federal Family Education Loan (FFEL) program and the Health Education Assistance Loan Program. Under the Higher Education Act, Sallie Mae is authorized to purchase, warehouse, sell and offer participations or pooled interests in, or otherwise deal in, student loans, including, but not limited to, loans insured under the FFEL program, and to make commitments for any of the foregoing. Sallie Mae is also authorized to buy, sell, hold, underwrite and otherwise deal in obligations of eligible lenders, if such obligations are issued by such eligible lender for the purpose of making or purchasing federally guaranteed student loans under the Higher Education Act. As a federally chartered corporation, Sallie Mae's structure and operational authorities are subject to revision by amendments to the Higher Education Act of other federal enactments.

         Sallie Mae prepares an information statement annually which describes Sallie Mae, its business and operations and contains Sallie Mae's audited financial statements. From time to time Sallie Mae prepares supplements to its information statement which include certain unaudited financial data and other information concerning the business and operations of Sallie Mae. These documents can be obtained without charge upon written request to the Corporate and Investor Relations Division of Sallie Mae at 1050 Thomas Jefferson Street, N.W., Washington, D.C. 20007. Sallie Mae is not subject to the periodic reporting requirements of the Exchange Act.

The Resolution Funding Corporation

         The Resolution Funding Corporation is a mixed-ownership government corporation established by Title V of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 (the ".FIRRE Act"). The sole purpose of the Resolution Funding Corporation is to provide financing for the Resolution Trust Corporation. The Resolution Funding Corporation is to be dissolved, as soon as practicable, after the maturity and full payment of all obligations issued by it. The Resolution Funding Corporation is subject to the general oversight and direction of the Oversight Board, which is comprised of the Secretary of the Treasury, the Chairman of the Federal Reserve Board of Governors, the Secretary of Housing and Urban Development and two independent members from different political parties to be appointed by the President with the advice and consent of the Senate. The day-to-day operations of the Resolution Funding Corporation are under the management of a three-member Directorate comprised of the Director of the Office of Finance of the Federal Home Loan Banks and two members selected by the Oversight Board from among the presidents of twelve Federal Home Loan Banks.

         The Resolution Trust Corporation was established by the FIRRE Act to manage and resolve cases involving failed savings and loan institutions pursuant to policies established by the Oversight Board. The Resolution Trust Corporation manages and resolves cases for which a receiver or conservator was appointed between January 1, 1989 through August 9, 1992. The Resolution Trust Corporation is authorized to issue nonvoting capital certificates to the Resolution Funding Corporation in exchange for the funds transferred from the Resolution Funding Corporation to the Resolution Trust Corporation. The Resolution Trust Corporation will terminate on or before December 31, 1996. The FIRRE Act limits the aggregate principal amount of interest bearing obligations which may be issued by the Resolution Funding Corporation to $30 billion, which amount of obligations was issued in 1989. Pursuant to the FIRRE Act, the net proceeds of these obligations are used to purchase nonvoting capital certificates issued by the Resolution Trust Corporation or to retire previously issued Resolution Funding Corporation obligations.

         Information concerning the Resolution Funding Corporation may be obtained from the Resolution Funding Corporation, Suite 850, 655 Fifteenth Street, N.W., Washington, D.C. 20005. The Resolution Funding Corporation is not subject to the periodic reporting requirements of the Exchange Act.

The Federal Home Loan Banks

         The Federal Home Loan Banks constitute a system of twelve federally chartered corporations. The mission of each Federal Home Loan Bank is to enhance the availability of residential mortgage credit by providing a readily available, low-cost source of funds to its member institutions. A primary source of funds for the Federal Home Loan Banks is the proceeds from the sale to the public of debt instruments issued by the Federal Housing Finance Board, which are the joint and several obligations of all of the Federal Home Loan Banks. The Federal Home Loan Banks are supervised and regulated by the Federal Housing Finance Board, which is an independent federal agency in the executive branch of the United States government, but obligations of the Federal Home Loan Banks are not obligations of the United States government.

         The Federal Home Loan Bank System produces annual and quarterly financial reports in connection with the original offering and issuance by the Federal Housing Finance Board of consolidated bonds and consolidated notes of the Federal Home Loan Banks. Questions regarding the Federal Home Loan Banks Combined Financial Statement should be directed to the Deputy Director, Financial Reporting and Operations Divisions, Federal Housing Finance Board, 1777 F Street, N.W., Washington, D.C. 20006. Copies of the financial reports will be furnished upon request to the Capital Markets Divisions, Office of Finance.

Tennessee Valley Authority

         TVA is a wholly owned corporate agency and instrumentality of the United States of America established pursuant to the Tennessee Valley Authority Act of 1933, as amended, or TVA Act. TVA's objective is to develop the resources of the Tennessee Valley region in order to strengthen the regional and national economy and the national defense. The programs of TVA consist of power and nonpower programs. The power program is required to be self-supporting from revenues it produces. The TVA Act authorizes TVA to issue evidences of indebtedness that may only be used to finance its power program.

         TVA prepares an information statement annually which describes TVA, its business and operations and contains TVA's audited financial statements. From time to time TVA prepares supplements to its information statement which include certain unaudited financial data and other information concerning the business and operations of TVA. These documents can be obtained upon written request directed to Tennessee Valley Authority, 400 West Summit Hill Drive, Knoxville, Tennessee 37902, Attention: Vice President and Treasurer.

Federal Farm Credit Banks

         The Farm Credit System is a nationwide system of lending institutions and affiliated service and other entities. Through its banks and related associations, the Farm Credit System provides credit and related services to farmers, ranchers, producers and harvesters of aquatic products, rural homeowners, certain farm-related businesses, agricultural and aquatic cooperatives and rural utilities. System institutions are federally chartered under the Farm Credit Act of 1971, as amended, and are subject to regulation by a Federal agency, the Farm Credit Administration. The Farm Credit Banks and associations are not commonly owned or controlled. They are cooperatively owned, directly or indirectly, by their respective borrowers. Unlike commercial banks and other financial institutions that lead to the agricultural sector in addition to other sectors of the economy, under the Farm Credit Act the Farm Credit System institutions are restricted solely to making loans to qualified borrowers in the agricultural sector and to certain related businesses. Moreover, the Farm Credit System is required to make credit and other services available in all areas of the nation. In order to fulfill its broad statutory mandate, the Farm Credit System maintains lending units in all 50 states and the Commonwealth of Puerto Rico.

         The Farm Credit System obtains funds for its lending operations primarily from the sale of debt securities issued under Section 4.2(d) of the Farm Credit Act ("Systemwide Debt Securities"). The Farm Credit Banks are jointly and severally liable on all Systemwide Debt Securities. Systemwide Debt Securities are issued by the Farm Credit Banks through the Federal Farm Credit Banks Funding Corporation, as agent for the Farm Credit Banks. Each Farm Credit Bank determines its participation in each issue of Systemwide Debt Securities based on its funding and operating requirements, subject to the availability of eligible collateral, to determinations by the Farm Credit Banks Funding Corporation as to conditions of participation and terms of each issuance, and to Farm Credit Administration approval.

         Important information regarding the Farm Credit Banks and the Farm Credit System, including combined financial information, is contained in disclosure information made available by the Farm Credit Banks Funding Corporation. This information consists of the most recent Farm Credit System annual information statement and any quarterly information statements issued subsequent thereto and certain press releases issued from time to time by the Farm Credit Banks Funding Corporation. Such information and the Farm Credit System Annual Report to Investors for the current and two preceding fiscal years are available for inspection at the Federal Farm Credit Banks Funding Corporation, Investment Banking Services Department, 10 Exchange Place, Suite 1401, Jersey City, New Jersey 07302. Upon request, the Farm Credit Banks Funding Corporation will furnish, without charge, copies of the above information.

         Contractual and Statutory Restrictions. A GSE issuer and the related Underlying Securities may be subject to contractual and statutory restrictions which may provide some protection to securityholders against the occurrence or effects of specified events. Unless otherwise specified in the related prospectus supplement, each GSE is limited to the activities as will promote its statutory purposes as set forth in the publicly available information with respect to the issuer. See "Description of the Deposited Assets--Publicly Available Information" in the related prospectus supplement.

         Neither the United States nor any agency thereof is obligated to finance any GSE issuer's operations or to assist a GSE issuer in any manner. Prospective purchasers should consult the publicly available information with respect to each GSE issuer for a more detailed description of the regulatory and statutory restrictions on the related GSE's activities.

         Events of Default. The Indenture or other document or instrument pursuant to which Underlying Securities are issued by a GSE issuer may provide that any one of a number of specified events will constitute an event of default with respect to the securities issued thereunder. Events of default typically include the following or variations thereof:

         o failure by the issuer to make a scheduled payment of interest or principal on the securities at the time required (subject to any specified grace period) or to redeem any of the securities when required (subject to any specified grace period);

         o breach by the issuer of a representation or warranty or failure by the issuer to observe or perform any covenant, agreement or condition contained in the indenture or authorizing legislation or regulation, as the case may be, which breach or failure is materially adverse to security holders and continues for a specified period after notice thereof is given to the issuer by the fiscal agent or the holders of not less than a specified percentage of the outstanding securities; or

         o the occurrence of certain events of insolvency or bankruptcy with respect to the GSE issuer.

         GTCs. As specified in the related prospectus supplement, a trust may include one or more GTCs. GTCs are certificates evidencing undivided fractional interests in a trust, the assets of which consist of promissory notes (the "GTC Notes"), payable in U.S. dollars, of a certain foreign government, backed by a full faith and credit guaranty issued by the United States of America, acting through the Defense Security Assistance Agency of the Department of Defense, of the due and punctual payment of 90% of all payments of principal and interest due on the GTC Notes and a security interest in collateral, consisting of non-callable securities issued or guaranteed by the United States government, sufficient to pay the remaining 10% of all payments of principal and interest due on the GTC Notes.

         Treasury Securities. Treasury Securities are securities issued or guaranteed by the United States of America or by any of its agencies if the full faith and credit of the United States of America is pledged for their payment.

         Foreign Government Securities. As specified in the applicable prospectus supplement, Foreign Government Securities are obligations guaranteed or issued by one or more foreign governments or any political subdivision or agency or instrumentality thereof which has offered debt securities in the United States pursuant to a registration statement filed with the SEC containing information required by Schedule B of the Securities Act ("Schedule B"), which qualifies as a "seasoned" issuer under SEC practice and which issuer or guarantor the Depositor reasonably believes (based on publicly available information) is eligible to use Schedule B as of the time of any offering of certificates hereunder. The Foreign Government Securities may include, but shall not be limited to obligations of any or all of the following foreign governments (which may include, but shall not be limited to, obligations guaranteed by the following): Austria, Australia, Canada, Canadian Provinces, Denmark, Finland, France, Germany, Ireland, Japan, Norway, Italy, Spain, Sweden and the United Kingdom.

         General. Generally, Foreign Government Securities are not issued pursuant to an indenture, and no trustee is provided with respect to Foreign Government Securities. Generally, there will be a fiscal agent (each, a "Foreign Fiscal Agent") for the Foreign Government Issuer with respect to the Foreign Government Security whose actions will be governed by a fiscal agency agreement. A Foreign Fiscal Agent does not have the same responsibilities or duties to act on behalf of the holders of a foreign government's debt securities as would a trustee.

         Contractual Restrictions. There will generally be few, if any, contractual restrictions on the foreign government issuers or foreign government guarantors in respect of the Foreign Government Securities. The foreign government Securities by their terms and provisions may, however, restrict certain actions of the related Foreign Governments and may also require, among other things, the creation or maintenance of reserves or a sinking fund or contain an undertaking or pledge of the Foreign Government not to encumber its assets to secure any other external indebtedness without providing like security for the related Foreign Government Securities. Certain actions in respect of the debt securities of foreign governments may also be subject to proper executive, legislative or administrative approval.

         The applicable prospectus supplement used to offer any series of certificates will describe material covenants or undertakings in relation to any Concentrated Underlying Security and, as applicable, will describe material covenants or undertakings which are common to any pool of Underlying Securities. There can be no assurance that any such provision will protect the trust as a holder of the Underlying Securities against losses. In the event of a breach of any such covenant or undertaking it may not be possible to force any action in respect of the Underlying Securities or to obtain an enforceable judgment against a foreign government.

         Events of Default. Debt securities issued by foreign governments generally provide that any one of a number of specified events will constitute an event of default with respect to such securities. Such events of default typically include the following or variations thereof:

         o failure by the issuer to pay an installment of interest or principal on the securities at the time required (subject to any specified grace period) or to redeem any of the securities when required (subject to any specified grace period);

         o failure by the issuer to observe or perform any covenant, agreement, or condition contained in the securities which failure is materially adverse to security holders and continues for a specified period after notice thereof; and

         o the declaration by such government of a moratorium on the payment of interest or principal in respect of external indebtedness.

Principal Economic Terms of Underlying Securities

         Reference is made in this prospectus to the applicable prospectus supplement for a description of the following terms, as applicable, with respect to any Concentrated Underlying Security: (i) the title and series of such Underlying Securities, the aggregate principal amount, denomination and form thereof; (ii) whether such securities are senior or subordinated to any other obligations of the issuer of the Underlying Securities; (iii) whether any of the obligations are secured or unsecured and the nature of any collateral; (iv) the limit, if any, upon the aggregate principal amount of such debt securities; (v) the dates on which, or the range of dates within which, the principal of (and premium, if any, on) such debt securities will be payable; (vi) the rate or rates or the method of determination thereof, at which such Underlying Securities will bear interest, if any ("Underlying Securities Rate"); (vii) the date or dates between which such interest will accrue ("Underlying Securities Interest Accrual Periods"); (viii) the dates on which such interest will be payable ("Underlying Securities Payment Dates");
(ix) the obligation, if any, of the issuer of the Underlying Securities to redeem the Outstanding Debt Securities pursuant to any sinking fund or analogous provisions, or at the option of a holder thereof, and the periods within which or the dates on which, the prices at which and the terms and conditions upon which such debt securities may be redeemed or repurchased, in whole or in part, pursuant to such obligation; (x) the periods within which or the dates on which, the prices at which and the terms and conditions upon which such debt securities may be redeemed, if any, in whole or in part, at the option of the issuer of the Underlying Securities; (xi) whether the Underlying Securities were issued at a price lower than the principal amount thereof; (xii) if other than United States dollars, the foreign or composite currency in which such debt securities are denominated, or in which payment of the principal of (and premium, if any) or any interest on such Underlying Securities will be made (the "Underlying Securities Currency"), and the circumstances, if any, when such currency of payment may be changed; (xiii) material events of default or restrictive covenants provided for with respect to such Underlying Securities; (xiv) the rating thereof, if any; and (xv) any other material terms of such Underlying Securities.

         With respect to a trust comprised of a pool of Underlying Securities in which there are no Concentrated Underlying Securities, the related prospectus supplement will describe the composition of the Underlying Securities pool as of the Cut-off Date, certain material events of default or restrictive covenants common to the Underlying Securities, and, on an aggregate, percentage or weighted average basis, as applicable, the characteristics of the pool with respect to the terms set forth in (i), (ii),
(iii), (v), (vi), (vii), (viii), (ix), (x), (xi), (xiii) and (xv) of the preceding paragraph and any other material terms regarding such pool of securities.

Publicly Available Information

         With respect to each Concentrated Underlying Security the applicable prospectus supplement will disclose the identity of the applicable obligor and the Underlying Securities Trustee, if applicable, and will describe the existence and type of certain information that is made publicly available by each obligor regarding such Underlying Security or Underlying Securities and will disclose where and how prospective purchasers of the certificates may obtain publicly available information with respect to each obligor. Except in the case of most GSE issuers, publicly available information will consist of the quarterly and annual reports filed under the Exchange Act by the issuer with, and which are available from, the SEC. Such information will typically consist of the obligor's annual report, which contains financial statements or similar financial information, and can be obtained from the SEC, if so specified in the applicable prospectus supplement, or from the office of the obligor identified in the related prospectus supplement.

         In the case of a GSE issuer whose obligations are not supported by the full faith and credit of the U.S. government, publicly available information will typically consist of information comparable to that required of Exchange Act reporting entities. The precise nature of such publicly available information and where and how it may be obtained with respect to any given GSE issuer will vary, and, as described above, will be set forth in the applicable prospectus supplement.

         In the event that an issuer of a Concentrated Underlying Security underlying a series of trust certificates ceases to file periodic reports required under the Exchange Act, or make available comparable reports in the case of a GSE issuer, the Depositor shall within 30 days instruct the trustee to either (a) distribute within 30 days such Underlying Security or Securities to the certificateholders or (b) sell within 30 days the Underlying Securities and distribute the proceeds to the certificateholders, pursuant to the procedures set forth in the related prospectus supplement applicable to sales or "in-kind" distributions of Underlying Securities. For the purpose of this subsection, with respect to Equipment Trust Certificates, the applicable obligor and issuer refer, as applicable, to the ETC Credit Entity, and Underlying Securities and Concentrated Underlying Securities refer, as applicable, to the obligations of the ETC Credit Entity.

Other Deposited Assets

         Generally. The Depositor may also deposit into a given trust, or the trustee on behalf of the certificateholders of a trust may enter into an agreement constituting or providing for the purchase of, to the extent described in the related prospectus supplement, certain assets related or incidental to one or more of such Underlying Securities or to some other asset deposited in the related trust, including hedging contracts and other similar arrangements (such as puts, calls, interest rate swaps, credit swaps, currency swaps, floors, caps and collars), cash and assets ancillary or incidental to the foregoing or to the Underlying Securities (including assets obtained through foreclosure or in settlement of claims with respect thereto), credit derivatives and direct obligations of the United States (all such assets for any given series, the "Other Deposited Assets"). The applicable prospectus supplement will, to the extent appropriate, contain market standard disclosure with respect to the foregoing assets.

         The Deposited Assets for a given series of certificates and the related trust will not constitute Deposited Assets for any other series of certificates and the related trust and the certificates of each class of a given series possess an equal and ratable undivided ownership interest in such Deposited Assets. The applicable prospectus supplement may, however, specify that certain assets constituting a part of the Deposited Assets relating to any given series may be beneficially owned solely by or deposited solely for the benefit of one class or a group of classes within such series. In such event, the other classes of such series will not possess any beneficial ownership interest in those specified assets constituting a part of the Deposited Assets.

         Credit Derivatives. If so provided in the related prospectus supplement, a trust issuing a series of certificates may enter into a credit derivative arrangement, such as a credit default swap agreement, as either (i) a provider of credit protection, or (ii) a purchaser of credit protection.

         As a provider of credit protection, under such a swap agreement the related trust would agree, in return for a fee or other consideration, to assume the default or other credit risk with respect to one or more specified entities (each, a "Reference Entity"). Upon the occurrence of a default or other objective credit event with respect to such Reference Entity, the trust would suffer the resulting loss pursuant to (i) a provision in the swap agreement requiring the trust to pay the counterparty the difference between the face amount of a Reference Security and its then current market value as determined by independent quotations (which payment would be made from the proceeds of the sale of the Underlying Securities covered by the Swap Agreement), (ii) a provision in the swap agreement requiring the trust to deliver the Underlying Securities covered by the Swap Agreement or the proceeds of such Underlying Securities to the counterparty in exchange for Reference Securities, which would then either be distributed in kind to certificateholders or sold (and the proceeds distributed) or (iii) other provisions set forth in the related prospectus supplement with similar effects. Similarly, if so provided in the related prospectus supplement, a trust may enter into a put option arrangement pursuant to which the trust will agree to purchase a Reference Security for a predetermined price, thus assuming the risk of loss thereon.

         As used herein, "Reference Security" refers to an obligation of a Reference Entity or other entity, which obligation meets the criteria set forth in the related prospectus supplement. Reference Securities will be of the same types as the Underlying Securities described herein. The related prospectus supplement will include information regarding Reference Securities and the issuer thereof that is analogous to that provided with respect to Underlying Securities.

         As a purchaser of credit protection, under such a swap agreement the related swap counterparty would agree, in return for a fee or other consideration, to assume the default or other credit risk with respect to one or more of the Underlying Securities. Upon the occurrence of a default or other objective credit event with respect to such Underlying Securities, the related swap counterparty would suffer the resulting loss pursuant to (i) a provision in the swap agreement requiring the swap counterparty to pay the trust the difference between the face amount of an Underlying Security covered by the Swap Agreement and its then current market value as determined by independent quotations, (ii) a provision in the swap agreement requiring the swap counterparty to deliver Reference Securities or the proceeds of such Reference Securities to the trust in exchange for Underlying Securities covered by the Swap Agreement, or (iii) other provisions set forth in the related prospectus supplement with similar effects.

Credit Support

         As specified in the prospectus supplement for a given series of certificates, the trust for any series of certificates may include, or the certificateholders of such series (or any class or group of classes within such series) may have the benefit of, credit support for any class or group of classes within such series ("Credit Support"). Credit Support may be provided by any combination of the following means described below or any other means described in the applicable prospectus supplement. The applicable prospectus supplement will set forth whether the trust for any class or group of classes of certificates contains, or the certificateholders of such certificates have the benefit of, any Credit Support and, if so, the amount, type and other relevant terms of such arrangement with respect to any such class or classes and certain information with respect to the obligors of each such transaction, including financial information with respect to any obligor providing Credit Support for 10% or more of the aggregate principal amount of such class or classes unless such obligor is otherwise subject to the informational requirements of the Exchange Act.

         Subordination. As discussed below under "--Collections," the rights of the certificateholders of any given class within a series of certificates to receive collections from the trust for such series and any Credit Support obtained for the benefit of the certificateholders of such series (or classes within such series) may be subordinated to the rights of the certificateholders of one or more other classes of such series to the extent described in the related prospectus supplement. Such subordination accordingly provides some additional Credit Support to certificateholders of those other classes. For example, if losses are realized during a given period on the Underlying Securities relating to a series of certificates and collections received on such Underlying Securities, together with amounts collected under any related Other Deposited Assets or Credit Support, are insufficient to make all required distributions on the certificates of such series on the next Distribution Date, those realized losses would be allocated to the certificateholders of any class of any such series that is subordinated to another class, to the extent and in the manner provided in the related prospectus supplement. In addition, if so provided in the applicable prospectus supplement, certain amounts otherwise payable to certificateholders of any class that is subordinated to another class may be required to be deposited into a reserve account. Amounts held in any reserve account may be applied as described below under "--Reserve Accounts" and in the related prospectus supplement.

         If so provided in the related prospectus supplement, the Credit Support for any series or class of certificates may include, in addition to the subordination of certain classes of such series and the establishment of a reserve account, any of the other forms of Credit Support described below. Any such other forms of Credit Support that are solely for the benefit of a given class will be limited to the extent necessary to make required distributions to the certificateholders of such class or as otherwise specified in the related prospectus supplement. In addition, if so provided in the applicable prospectus supplement, the obligor of any other forms of Credit Support may be reimbursed for amounts paid pursuant to such Credit Support out of amounts otherwise payable to one or more of the classes of the certificates of such series.

         Letter of Credit; Surety Bond. The certificateholders of any series (or class or group of classes of certificates within such series) may, if specified in the applicable prospectus supplement, have the benefit of a letter or letters of credit issued by a bank or a surety bond or bonds issued by a surety company. In either case, the trustee or such other person specified in the applicable prospectus supplement will use its reasonable efforts to cause the letter of credit or the surety bond, as the case may be, to be obtained, to be kept in full force and effect (unless coverage thereunder has been exhausted through payment of claims) and to pay timely the fees or premiums therefor unless, as described in the related prospectus supplement, the payment of such fees or premiums is otherwise provided for. The trustee or such other person specified in the applicable prospectus supplement will make or cause to be made draws under the letter of credit or the surety bond, as the case may be, under the circumstances and to cover the amounts specified in the applicable prospectus supplement. Any amounts otherwise available under the letter of credit or the surety bond will be reduced to the extent of any prior unreimbursed draws thereunder. The applicable prospectus supplement will provide the manner, priority and source of funds by which any such draws are to be repaid.

         Unless otherwise specified in the applicable prospectus supplement, in the event that the letter of credit bank or the surety company, as applicable, ceases to satisfy any credit rating or other applicable requirements specified in the related prospectus supplement, the trustee or such other person specified in the applicable prospectus supplement will use its reasonable efforts to obtain or cause to be obtained a substitute letter of credit or surety bond, as applicable, or other form of credit enhancement providing similar protection, that meets such requirements and provides the same coverage to the extent available for the same cost. There can be no assurance that any letter of credit bank or any surety company, as applicable, will continue to satisfy such requirements or that any such substitute letter of credit, surety bond or similar credit enhancement will be available providing equivalent coverage for the same cost. To the extent not so available, Credit Support otherwise provided by the letter of credit or the surety bond (or similar credit enhancement) may be reduced to the level otherwise available for the same cost as the original letter of credit or surety bond.

         Reserve Accounts. If so provided in the related prospectus supplement, the Depositor, the Trustee or such other person specified in the prospectus supplement will deposit or cause to be deposited into an account maintained with an eligible institution (which may be the trustee) (a "reserve account") any combination of cash or permitted investments in specified amounts, which will be applied and maintained in the manner and under the conditions specified in such prospectus supplement. In the alternative or in addition to such deposit, a reserve account may be funded through application of a portion of collections received on the Underlying Securities for a given series of certificates, in the manner and priority specified in the applicable prospectus supplement. Amounts deposited in such reserve account may be distributed to certificateholders of such class or group of classes within such series, or may be used for other purposes, in the manner and to the extent provided in the related prospectus supplement. Amounts deposited in any reserve account will be invested in certain permitted investments by, or at the direction of, the Depositor.

Collections

         The trust agreement will establish procedures by which the trustee or such other person specified in the prospectus supplement is obligated to administer the related Deposited Assets. This will include making collections of all payments made on the Deposited Assets and depositing the collections from time to time prior to any applicable Distribution Date into a segregated account maintained or controlled by the trustee for the benefit of such series (each, a "certificate account"). An administrative agent, if any is appointed pursuant to the applicable prospectus supplement, will direct the trustee, and otherwise the trustee will make all determinations, as to the appropriate application of such collections and other amounts available for distribution to the payment of any administrative or collection expenses (such as the administrative fee) and Credit Support-related ongoing fees (such as insurance premiums, letter of credit fees or any required account deposits) and to the payment of amounts then due and owing on the certificates of such series (and classes within such series), all in the manner and priorities described in the related prospectus supplement. The applicable prospectus supplement will specify the collection periods, if applicable, and Distribution Dates for a given series of certificates and the particular requirements relating to the segregation and investment of collections received on the Deposited Assets during a given collection period or on or by certain specified dates. Amounts received from the Deposited Assets obtained for the benefit of certificateholders for a particular series or class of certificates over a specified period may not be sufficient, after payment of all prior expenses and fees for such period, to pay amounts then due and owing to holders of such certificates. The applicable prospectus supplement will also set forth the manner and priority by which any Realized Losses will be allocated among the classes of any series of certificates, if applicable.

         The relative priorities of distributions with respect to collections from the assets of the trust assigned to classes of a given series of certificates may permanently or temporarily change over time upon the occurrence of certain circumstances specified in the applicable prospectus supplement. Moreover, the applicable prospectus supplement may specify that the relative distribution priority assigned to each class of a given series for purposes of payments of certain amounts, such as principal, may be different from the relative distribution priority assigned to each such class for payments of other amounts, such as interest or premium.

                      DESCRIPTION OF THE TRUST AGREEMENT

General

         The following summary of certain provisions of the trust agreement and the certificates is not complete and is qualified in its entirety by reference to the detailed provisions of the form of trust agreement filed as an exhibit to the registration statement.

Assignment of Deposited Assets

         At the time of issuance of any series of certificates, the Depositor will cause (x) the Underlying Securities, (y) any Credit Support specified in the prospectus supplement, and (z) any Other Deposited Assets specified in the prospectus supplement (each, a "Deposited Asset" and collectively, the "Deposited Assets"), to be contributed to the related trustee, together with all principal, premium (if any) and interest received by or on behalf of the Depositor on or with respect to such Deposited Assets on and after the Cut-off Date specified in the prospectus supplement (the "Cut-off Date"), other than any Retained Interest. The trustee will, in consideration for the contribution of the Deposited Assets to the trust, and concurrently with such assignment, deliver the certificates to the Depositor. Each Underlying Security will be identified in a schedule appearing as an exhibit to the trust agreement. The schedule will include certain statistical information with respect to the Underlying Securities as of the Cut-off Date, and in the event any Underlying Security is a Concentrated Underlying Security, the schedule will include, to the extent applicable, information regarding the payment terms thereof, the Retained Interest, if any, with respect thereto, the maturity or terms thereof, the rating, if any, thereof and certain other information.

         In addition, the Depositor will, with respect to each Deposited Asset, deliver or cause to be delivered to the trustee (or to the custodian hereinafter referred to) all documents necessary to transfer ownership of such Deposited Asset to the trustee. The trustee (or such custodian) will review the documents within such period as is permitted in the prospectus supplement, and the trustee (or such custodian) will hold the documents in trust for the benefit of the certificateholders.

         With respect to the Underlying Securities specified in the applicable prospectus supplement if and to the extent provided therein, if any document is found to be missing or defective in any material respect, the trustee (or such custodian) will immediately notify the administrative agent, if any, and the Depositor, and the administrative agent, if any, and the trustee will immediately notify the relevant Underlying Securities Issuer. If and to the extent specified in the applicable prospectus supplement, the Underlying Securities Issuer cannot cure such omission or defect within 60 days after receipt of notice, the Underlying Securities Issuer will be obligated, within 90 days of receipt of notice, to repurchase the related Underlying Securities from the trustee at the Purchase Price (as defined below) or provide a substitute for the Underlying Security. There can be no assurance that an Underlying Securities Issuer will fulfill this repurchase or substitution obligation. Although the administrative agent, if any, or otherwise the trustee is obligated to use its best efforts to enforce this obligation, neither such administrative agent nor the Depositor will be obligated to repurchase or substitute such Underlying Security if the Underlying Securities Issuer defaults on its obligation to do so. Unless otherwise specified in the related prospectus supplement, when applicable, this repurchase or substitution obligation constitutes the sole remedy available to the certificateholders or the trustee for omission of, or a material defect in, or failure to provide, a constituent document.

         Each of the Depositor and the administrative agent, if any, will make certain representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the trust agreement. Upon a breach of any such representation of the Depositor or any such administrative agent, as the case may be, which materially and adversely affects the interests of the certificateholders, the Depositor or any such administrative agent, respectively, will be obligated to cure the breach in all material respects.

Collection and Other Administrative Procedures

         General. With respect to any series of certificates the trustee or such other person specified in the prospectus supplement directly or through sub-administrative agents, will make reasonable efforts to collect all scheduled payments under the Deposited Assets. The trustee will follow the collection procedures, as it would follow with respect to comparable financial assets that it held for its own account, provided that such procedures are consistent with the trust agreement and any related instrument governing the Deposited Assets (collectively, the "Deposited Assets Instruments") and provided that, except as otherwise expressly set forth in the applicable prospectus supplement, it shall not be required to expend or risk its own funds or otherwise incur personal financial liability.

         Sub-Administration. Any trustee or administrative agent may delegate its obligations in respect of the Deposited Assets to third parties they deem qualified to perform such obligations (each, a "Sub-Administrative Agent"). However, the trustee or administrative agent will remain obligated with respect to such obligations under the trust agreement. Each Sub-Administrative Agent will be required to perform the customary functions of an administrator of comparable financial assets, including, if applicable, collecting payments from obligors and remitting such collections to the trustee; maintaining accounting records relating to the Deposited Assets; attempting to cure defaults and delinquencies; and enforcing any other remedies with respect thereto all as and to the extent provided in the applicable sub-administration agreement.

         The agreement between any administrative agent or trustee and a Sub-Administrative Agent will be consistent with the terms of the trust agreement and the assignment to the sub-Administrative Agent by itself will not result in a withdrawal or downgrading of the rating of any class of certificates issued pursuant to the trust agreement. Although each such sub-administration agreement will be a contract solely between such administrative agent and the Sub-Administrative Agent, the trust agreement pursuant to which a series of certificates is issued will provide that, if for any reason the administrative agent for the series of certificates is no longer acting in such capacity, the trustee or any successor administrative agent must recognize the Sub-Administrative Agent's rights and obligations under the sub-administration agreement.

         The administrative agent or trustee will be solely liable for all fees owed by it to any Sub-Administrative Agent, irrespective of whether the compensation of the administrative agent or trustee, as applicable, pursuant to the trust agreement with respect to the particular series of certificates is sufficient to pay such fees. However, a Sub-Administrative Agent may be entitled to a Retained Interest in certain Deposited Assets to the extent provided in the related prospectus supplement. Each Sub-Administrative Agent will be reimbursed by the administrative agent, if any, or otherwise the trustee for certain expenditures which it makes, generally to the same extent the administrative agent or trustee, as applicable, would be reimbursed under the terms of the trust agreement relating to such series. See "--Retained Interest; Administrative Agent Compensation and Payment of Expenses."

         The administrative agent or trustee may require any Sub-Administrative Agent to agree to indemnify the administrative agent or trustee, as applicable, for any liability or obligation sustained in connection with any act or failure to act by the Sub-Administrative Agent.

         Realization upon Defaulted Deposited Assets or Exchanged Securities. Unless otherwise specified in the applicable prospectus supplement, (A) in the event of the occurrence of (i) an Event of Default with respect to any Underlying Security or (ii) an acceleration of the date of maturity of any Underlying Security in connection with a default thereon, or (B) upon the exchange by an Underlying Securities Issuer of an Underlying Security for a new security, the Depositor shall take such action as is set forth in the prospectus supplement with respect to such defaulted security or exchanged security, which steps may include, without limitation, (i) instructing the trustee to make a distribution "in-kind" of the related security to the certificateholders on a pro rata basis in proportion to their outstanding Certificate Principal Balances, (ii) instructing the trustee to direct the Market Agent to sell such security and distribute the proceeds of such sale to the certificateholders pro rata in accordance with their respective Certificate Principal Balances, [or (iii) such other action as may be set forth in the applicable prospectus supplement.]

         Unless otherwise provided in the applicable prospectus supplement, if recovery on a defaulted Deposited Asset under any related Deposited Assets Instrument (or, on an exchanged security, under its governing instruments) is not available, the trustee will be obligated to follow or cause to be followed normal practices and procedures as it deems necessary or advisable to realize upon the asset. However, except as otherwise expressly provided in the applicable prospectus supplement, it shall not be required to expend or risk its own funds or otherwise incur personal financial liability. If the proceeds of any liquidation of a defaulted Deposited Assets (or exchanged security) are less than [the amount of the termination payment due with respect to such Deposited Asset] [the sum of (i) the outstanding principal balance of the defaulted Deposited Asset (or, with respect to an exchanged security, the related Underlying Security), (ii) interest accrued but unpaid thereon at the applicable interest rate and (iii) the aggregate amount of expenses incurred by the administrative agent and the trustee in connection with such proceedings to the extent reimbursable from the assets of the related trust under the related trust agreement,] [the amount scheduled to be paid but not received under the terms of any Deposited Asset (or exchanged security)] such trust will realize a loss. Only if and to the extent provided in the applicable prospectus supplement, the administrative agent or trustee, as so provided, will be entitled to withdraw or cause to be withdrawn from the related certificate account out of the net proceeds recovered on any defaulted Underlying Security (or exchanged security), prior to the distribution of such proceeds to certificateholders, amounts representing its normal administrative compensation on the Underlying Security (or exchanged security), unreimbursed administrative expenses incurred with respect to the Underlying Security (or exchanged security) and any unreimbursed advances of delinquent payments made with respect to the Underlying Security (or exchanged security).

         Underlying Securities Reporting Failure. Unless otherwise provided in the applicable prospectus supplement, in the event an issuer of an Underlying Security, the outstanding principal balance of which equals or exceeds ten percent (10%) of the aggregate principal balance of the Deposited Assets ceases to file periodic reports (to the extent such periodic reports are required to be filed by such Underlying Securities Issuer under the Exchange
Act), the Depositor may instruct the Trustee to make a distribution "in-kind" of the related Underlying Security or to take such other action as may be set forth in the prospectus statement.

         Other "In Kind" Distributions. In addition to "in kind" distributions to holders of defaulted Underlying Securities, Underlying Securities with respect to which the Underlying Securities Issuer has failed to file required reports or securities substituted to the Trust by the Underlying Securities Issuers in exchange for Underlying Securities, the Depositor may determine to make in kind distributions to certificateholders under other circumstances as may be described in the related series supplement to the trust agreement.

Retained Interest; Administrative Agent Compensation and Payment of Expenses

         The prospectus supplement for a series of certificates will specify whether there will be any Retained Interest in the Underlying Securities, and, if so, the owner thereof. A Retained Interest will be established on an asset-by-asset basis and will be specified in an exhibit to the applicable series supplement to the trust agreement. A Retained Interest in an Underlying Security represents a specified interest therein. Payments in respect of the Retained Interest will be deducted from payments on the Underlying Securities as received and, in general, will not be deposited in the applicable certificate account or become a part of the related trust. Unless otherwise provided in the applicable prospectus supplement, any partial recovery of interest on an Underlying Security, after deduction of all applicable administration fees, will be allocated between the Retained Interest (if any) and interest distributions to certificateholders on a pari passu basis.

         The applicable prospectus supplement will specify the administrative agent's, if any, and the trustee's compensation, and the source, manner and priority of payment thereof, with respect to a given series of certificates.

         If, and to the extent specified in the applicable prospectus supplement, in addition to amounts payable to any Sub-Administrative Agent, the administrative agent, if any, and otherwise the trustee will pay from its compensation certain expenses incurred in connection with its administration of the Deposited Assets, including, without limitation, payment of the fees and disbursements of the trustee, if applicable, and independent accountants, payment of expenses incurred in connection with distributions and reports to certificateholders, and payment of any other expenses described in the related prospectus supplement.

Advances in Respect of Delinquencies

         Unless otherwise specified in the applicable prospectus supplement, the administrative agent or the trustee will have no obligation to make any advances with respect to collections on the Underlying Securities or in favor of the certificateholders of the related series of certificates. However, to the extent provided in the applicable prospectus supplement, the administrative agent or the trustee will advance on or before each Distribution Date its own funds or funds held in the certificate account or the reserve account for such series that are not part of the funds available for distribution for such Distribution Date. The amount of funds advanced will equal the aggregate payments of principal, premium (if any) and interest (net of related administration fees and any Retained Interest) with respect to the Underlying Securities that were due during the related Collection Period (as defined in the related prospectus supplement) and were delinquent on the related Determination Date, subject to (i) any such administrative agent's or trustee's good faith determination that such advances will be reimbursable from Related Proceeds (as defined below) and (ii) such other conditions as may be specified in the related prospectus supplement.

         Advances are intended to maintain a regular flow of scheduled interest, premium (if any) and principal payments to holders of the class or classes of certificates entitled thereto, rather than to guarantee or insure against losses. Unless otherwise provided in the related prospectus supplement, advances of an administrative agent's or trustee's funds will be reimbursable only out of related recoveries on the Deposited Assets for such series with respect to which such advances were made ("Related Proceeds"); provided, however, that any advance will be reimbursable from any amounts in the certificate account for the series to the extent that the administrative agent or trustee shall determine, in its sole judgment, that the advance (a "Nonrecoverable Advance") is not ultimately recoverable from Related Proceeds. If advances have been made by the administrative agent or trustee from excess funds in the certificate account for any series, the administrative agent or trustee will replace the funds in such certificate account on any future Distribution Date to the extent that funds in the certificate account on the Distribution Date are less than payments required to be made to certificateholders on such date. If so specified in the related prospectus supplement, the obligations, if any, of an administrative agent or trustee to make advances may be secured by a cash advance reserve fund or a surety bond. If applicable, information regarding the characteristics of, and the identity of any obligor on, any such surety bond, will be set forth in the related prospectus supplement.

Certain Matters Regarding the Administrative Agent and the Depositor

         An administrative agent, if any, for each series of certificates under the trust agreement will be named in the related prospectus supplement. The entity serving as administrative agent for any such series may be the trustee, the Depositor, an affiliate of either thereof, the Underlying Securities Issuer, any provider of Credit Support or any Other Deposited Asset or any third party and may have other normal business relationships with the trustee, the Depositor, their affiliates or the Underlying Securities Issuer.

         The trust agreement will provide that an administrative agent may resign from its obligations and duties under the trust agreement with respect to any series of certificates only if such resignation, and the appointment of a successor, will not result in a withdrawal or downgrading of the rating of any class of certificates of such series, or upon a determination that its duties under the trust agreement with respect to such series are no longer permissible under applicable law. No resignation will become effective until the trustee or a successor has assumed the administrative agent's obligations and duties under the trust agreement with respect to such series.

         The trust agreement will further provide that neither an administrative agent, the Depositor nor any member, director, officer, employee, or agent of the administrative agent or the Depositor will incur any liability to the related trust or certificateholders for any action taken, or for refraining from taking any action, in good faith pursuant to the trust agreement or for errors in judgment; provided, however, that none of the administrative agent, the Depositor nor any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. The trust agreement will further provide that, unless otherwise provided in the applicable series supplement thereto, an administrative agent, the Depositor and any member, director, officer, employee or agent of the administrative agent or the Depositor will be entitled to indemnification by the related trust and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the trust agreement or the certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, the trust agreement will provide that neither an administrative agent nor the Depositor will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to their respective responsibilities under the trust agreement or which in its opinion may cause it to incur any expense or liability. Each of the administrative agent or the Depositor may, however, in its discretion undertake any action which it may deem necessary or desirable with respect to the trust agreement and the rights and duties of the parties thereto and the interests of the certificateholders thereunder. The applicable prospectus supplement will describe how the legal expenses and costs of such action and any liability resulting therefrom will be allocated.

         Any person into or with which an administrative agent may be merged or consolidated, or any person resulting from any merger or consolidation to which an administrative agent is a part, or any person succeeding to the business of an administrative agent, will be the successor of the administrative agent under the trust agreement with respect to the certificates of any given series.

Administrative Agent Termination Events; Rights Upon Administrative Agent Termination Event

         Unless otherwise provided in the related prospectus supplement, "Administrative Agent Termination Events" under the trust agreement with respect to any given series of certificates will consist of the following:

         o any failure by an administrative agent to remit to the trustee any funds in respect of collections on the Deposited Assets as required under the trust agreement, that continues unremedied for five days after the giving of written notice of such failure to the administrative agent by the trustee or the Depositor, or to the administrative agent, the Depositor and the trustee by the holders of such certificates evidencing not less than 25% of the Voting Rights (as defined below);

         o any failure by an administrative agent duly to observe or perform in any material respect any of its other covenants or obligations under the trust agreement with respect to such series which continues unremedied for thirty days after the giving of written notice of such failure to the administrative agent by the trustee or the Depositor, or to the administrative agent, the Depositor and the trustee by the holders of such certificates evidencing not less than 25% of the Voting Rights; and

         o specified events of insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings and certain actions by or on behalf of an administrative agent indicating its insolvency or inability to pay its obligations.

Any additional Administrative Agent Termination Events with respect to any given series of certificates will be set forth in the applicable prospectus supplement. In addition, the applicable prospectus supplement and the related series supplement to the trust agreement will specify as to each matter requiring the vote of holders of certificates of a class or group of classes within a given series, the circumstances and manner in which the Required Percentage (as defined below) applicable to each matter is calculated. "Required Percentage" means with respect to any matter requiring a vote of holders of certificates of a given series, the specified percentage (computed on the basis of outstanding Certificate Principal Balance or Notional Amount, as applicable) of certificates of a designated class or group of classes within such series (either voting as separate classes or as a single class) applicable to such matter, all as specified in the applicable prospectus supplement and the related series supplement to the trust agreement. "Voting Rights" evidenced by any certificate will be the portion of the voting rights of all the certificates in the related series allocated in the manner described in the related prospectus supplement.

         Unless otherwise specified in the applicable prospectus supplement, so long as an Administrative Agent Termination Event under the trust agreement with respect to a given series of certificates remains unremedied, the Depositor or the trustee may, and at the direction of holders of such certificates evidencing not less than the "Required Percentage-Administrative Agent Termination" (as defined in the prospectus supplement, if applicable) of the Voting Rights, the trustee will, terminate all the rights and obligations of the administrative agent under the trust agreement relating to the applicable trust and in and to the related Deposited Assets (other than any Retained Interest of such administrative agent). The trustee will then succeed to all the responsibilities, duties and liabilities of the administrative agent under the trust agreement with respect to such series (except that if the trustee is prohibited by law from obligating itself to make advances regarding delinquent Underlying Securities, then the trustee will not be so obligated) and will be entitled to similar compensation arrangements. In the event that the trustee is unwilling or unable to act, it may or, at the written request of the holders of such certificates evidencing not less than the "Required Percentage-Administrative Agent Termination" of the Voting Rights, it will appoint, or petition a court of competent jurisdiction for the appointment of, an administration agent acceptable to the rating agency with a net worth at the time of such appointment of at least $15,000,000 to act as successor to such administrative agent under the trust agreement with respect to such series. Pending such appointment, the trustee is obligated to act in such capacity (except that if the trustee is prohibited by law from obligating itself to make advances regarding delinquent Underlying Securities, then the trustee will not be so obligated). The trustee and any such successor may agree upon the compensation to be paid to such successor, which in no event may be greater than the compensation payable to such administrative agent under the trust agreement with respect to such series.

         No certificateholder will have the right under the trust agreement to institute any proceeding with respect thereto unless the holder previously has given to the trustee written notice of breach and unless the holders of certificates evidencing not less than the "Required Percentage-Remedies" (as defined in the prospectus supplement) of the Voting Rights have made written request upon the trustee to institute such proceeding in its own name as trustee thereunder and have offered to the trustee reasonable indemnity, and the trustee for fifteen days has neglected or refused to institute any such proceeding. The trustee, however, is under no obligation to exercise any of the trusts or powers vested in it by the trust agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of certificates covered by the trust agreement, unless the certificateholders have offered to the trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

Modification and Waiver

         Unless otherwise specified in the applicable prospectus supplement, the trust agreement for each series of certificates may be amended by the Depositor and the trustee with respect to such series, without notice to or consent of the certificateholders, for specified purposes including:

         o     to cure any ambiguity;

         o to correct or supplement any provision therein which may be inconsistent with any other provision therein or in the related prospectus supplement;

         o to add or supplement any Credit Support for the benefit of any certificateholders (provided that if any such addition affects any series or class of certificateholders differently than any other series or class of certificateholders, then such addition will not, as evidenced by an opinion of counsel, have a material adverse effect on the interests of any affected series or class of certificateholders);

         o to add to the covenants, restrictions or obligations of the Depositor, the administrative agent, if any, or the trustee for the benefit of the certificateholders;

         o to add, change or eliminate any other provisions with respect to matters or questions arising under such trust agreement so long as (x) any such addition, change or elimination will not, as evidenced by an opinion of counsel, affect the tax status of the trust or result in a sale or exchange of any certificate for tax purposes and (y) the trustee has received written confirmation from each rating agency rating such certificates that such amendment will not cause such rating agency to qualify, reduce or withdraw the then current rating thereof; and

         o     to comply with any requirements imposed by the Code.

Without limiting the generality of the foregoing, unless otherwise specified in the applicable prospectus supplement, the trust agreement may also be modified or amended from time to time by the Depositor, and the trustee, with the consent of the holders of certificates evidencing not less than the "Required Percentage-Amendment" (as defined in the prospectus supplement) of the Voting Rights of those certificates that are materially adversely affected by such modification or amendment for the purpose of adding any provision to or changing in any manner or eliminating any provision of the trust agreement or of modifying in any manner the rights of such certificateholders; provided, however, that in the event modification or amendment would materially adversely affect the rating of any series or class by each rating agency, the "Required Percentage-Amendment" specified in the related series supplement to the trust agreement shall include an additional specified percentage of the certificates of such series or class.

         Except as otherwise set forth in the applicable prospectus supplement, no such modification or amendment may, however, (i) reduce in any manner the amount of or alter the timing of, distributions or payments which are required to be made on any certificate without the consent of the holder of such certificate or (ii) reduce the aforesaid Required Percentage of Voting Rights required for the consent to any modification or amendment without the consent of the holders of all certificates covered by the trust agreement then outstanding.

         Unless otherwise specified in the applicable prospectus supplement, holders of certificates evidencing not less than the "Required Percentage-Waiver" (as defined in the applicable prospectus supplement) of the Voting Rights of a given series may, on behalf of all certificateholders of that series, (i) waive, insofar as that series is concerned, compliance by the Depositor, the trustee or the administrative agent, if any, with certain restrictive provisions, if any, of the trust agreement before the time for such compliance and (ii) waive any past default under the trust agreement with respect to certificates of that series, except a default in the failure to distribute amounts received as principal of (and premium on, if any) or any interest on any such certificate and except a default in respect of a covenant or provision the modification or amendment of which would require the consent of the holder of each outstanding certificate affected thereby.

Reports to Certificateholders; Notices

         Reports to Certificateholders. Unless otherwise provided in the applicable prospectus supplement, with each distribution to certificateholders of any class of certificates of a given series, the administrative agent or the trustee, as provided in the related prospectus supplement, will forward or cause to be forwarded to each such certificateholder, to the Depositor and to such other parties as may be specified in the trust agreement, a statement setting forth:

         o the amount of such distribution to certificateholders of such class allocable to principal of or interest or premium, if any, on the certificates of such class; and the amount of aggregate unpaid interest as of such Distribution Date;

         o in the case of certificates with a variable Pass-Through Rate, the Pass-Through Rate applicable to such Distribution Date, as calculated in accordance with the method specified herein and in the related prospectus supplement;

         o the amount of compensation received by the administrative agent, if any, and the trustee for the period relating to such Distribution Date, as well as any extraordinary trust expenses incurred during such period, and such other customary information as the administrative agent, if any, or otherwise the trustee deems necessary or desirable to enable certificateholders to prepare their tax returns;

         o if the prospectus supplement provides for advances, the aggregate amount of advances included in such distribution, and the aggregate amount of unreimbursed advances at the close of business on such Distribution Date;

         o the aggregate stated principal amount or, if applicable, notional principal amount of the Underlying Securities and the current interest rate thereon at the close of business on such Distribution Date;

         o the aggregate Certificate Principal Balance or aggregate Notional Amount, if applicable, of each class of certificates (including any class of certificates not offered hereby) at the close of business on such Distribution Date, separately identifying any reduction in such aggregate Certificate Principal Balance or aggregate Notional Amount due to the allocation of any Realized Losses or otherwise; and

         o as to any series (or class within such series) for which Credit Support has been obtained, the amount of coverage of each element of credit support included therein as of the close of business on such Distribution Date.

         In the case of information furnished with respect to the amounts of distributions or the amounts of compensation of the administrative agent and the trustee, the amounts shall be expressed as a U.S. dollar amount (or equivalent thereof in any other Specified Currency) per minimum denomination of certificates or for such other specified portion thereof. Within a reasonable period of time after the end of each calendar year, the administrative agent or the trustee, as provided in the related prospectus supplement, shall furnish to each person who at any time during the calendar year was a certificateholder a statement containing the information set forth above with respect to the amounts of distributions or the amounts of compensation of the administrative agent and the trustee, aggregated for such calendar year or the applicable portion thereof during which such person was a certificateholder. Such obligation of the administrative agent or the trustee, as applicable, will be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the administrative agent or the trustee, as applicable, pursuant to any requirements of the Code as are from time to time in effect.

         Notices. Unless otherwise provided in the applicable prospectus supplement, any notice required to be given to a holder of a registered certificate will be mailed to the last address of such holder set forth in the applicable certificate register. Any notice required to be given to a holder of a bearer certificate will be published in a daily morning newspaper of general circulation in the city or cities specified in the prospectus supplement relating to such bearer certificate.

Evidence as to Compliance

         The trust agreement will provide that commencing on a certain date and on or before a specified date in each year thereafter, a firm of independent public accountants will furnish a statement to the trustee to the effect that such firm has examined certain documents and records relating to the administration of the Deposited Assets during the related 12-month period (or, in the case of the first such report, the period ending on or before the date specified in the prospectus supplement, which date shall not be more than one year after the related Original Issue Date) and that, on the basis of certain agreed upon procedures considered appropriate under the circumstances, such firm is of the opinion that such administration was conducted in compliance with the terms of the trust agreement, except for such exceptions as such firm shall believe to be immaterial and such other exceptions and qualifications as shall be set forth in such report.

         The trust agreement will also provide for delivery to the Depositor, the administrative agent, if any, and the trustee on behalf of the certificateholders, on or before a specified date in each year, of an annual statement signed by two officers of the trustee to the effect that the trustee has fulfilled its obligations under the trust agreement throughout the preceding year with respect to any series of certificates.

         Copies of the annual accountants' statement and the statement of officers of the trustee may be obtained by certificateholders without charge upon written request to either the administrative agent or the trustee, as applicable, at the address set forth in the related prospectus supplement.

         In addition, the trust agreement will provide that the Depositor must file with the Trustee (within thirty (30) days after the Depositor is required to file the same with the Commission), copies of the annual reports and all information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Depositor is required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Depositor is not required to file information, documents or reports pursuant to either section, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed by the Commission, such supplementary and periodic information, documents and reports, if any, which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed in such rules and regulations. The Trustee will also file periodic reports pursuant to the Exchange Act in accordance with the customary practices of the Depositor.

Replacement Certificates

         Unless otherwise provided in the applicable prospectus supplement, if a certificate is mutilated, destroyed, lost or stolen, it may be replaced at the corporate trust office or agency of the applicable trustee in the City and State of New York (in the case of registered certificates) or at the principal London office of the applicable trustee (in the case of bearer certificates), or such other location as may be specified in the applicable prospectus supplement, upon payment by the holder of such expenses as may be incurred by the applicable trustee in connection therewith and the furnishing of such evidence and indemnity as such trustee may require. Mutilated certificates must be surrendered before new certificates will be issued.

Termination

         The obligations created by the trust agreement for each series of certificates will terminate upon the payment to certificateholders of that series of all amounts held in the related certificate account or by an administrative agent, if any, and required to be paid to them pursuant to the trust agreement following the earlier of (i) the final payment or other liquidation of the last Deposited Assets subject thereto or the disposition of all property acquired upon foreclosure or liquidation of any such Deposited Assets and (ii) the purchase of all the assets of the trust by a party entitled to effect such purchase, under the circumstances and in the manner set forth in the related prospectus supplement. In no event, however, will any trust created by the trust agreement continue beyond the respective date specified in the related prospectus supplement. Written notice of termination of the obligations with respect to the related series of certificates under the trust agreement will be provided as set forth above under "--Reports to Certificateholders; Notices--Notices," and the final distribution will be made only upon surrender and cancellation of the certificates at an office or agency appointed by the trustee which will be specified in the notice of termination.

         Any purchase of Deposited Assets and property acquired in respect of Deposited Assets evidenced by a series of certificates will be made at a price approximately equal to the aggregate fair market value of all the assets in the trust (as determined by the trustee, the administrative agent, if any, and, if different than both such persons, the person entitled to effect such termination), in each case taking into account accrued interest at the applicable interest rate to the first day of the month following such purchase or, to the extent specified in the applicable prospectus supplement, a specified price as determined therein (such price, a "Purchase Price"). The exercise of such right will effect early retirement of the certificates of that series, but the right of the person entitled to effect such termination is subject to the aggregate principal balance of the outstanding Deposited Assets for such series at the time of purchase being less than the percentage of the aggregate principal balance of the Deposited Assets at the Cut-off Date for that series specified in the related prospectus supplement.

Duties of the Trustee

         The trustee makes no representations as to the validity or sufficiency of the trust agreement, the certificates of any series or any Deposited Assets or related document. The trustee is not accountable for the use or application by or on behalf of any administrative agent of any funds paid to the administrative agent or its designee in respect of such certificates or the Deposited Assets, or deposited into or withdrawn from the related certificate account or any other account by or on behalf of the administrative agent. If no Administrative Agent Termination Event has occurred and is continuing with respect to any given series, the trustee is required to perform only those duties specifically required under the trust agreement with respect to such series. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the trustee is required to examine such documents and to determine whether they conform to the applicable requirements of the trust agreement.

The Trustee

         The trustee for any given series of certificates under the trust agreement will be named in the related prospectus supplement. The commercial bank, national banking association or trust company serving as trustee will be unaffiliated with, but may have normal banking relationships with, the Depositor, any administrative agent and their respective affiliates.

                LIMITATIONS ON ISSUANCE OF BEARER CERTIFICATES

         In compliance with United States Federal income tax laws and regulations, the Depositor and any underwriter, agent or dealer participating in the offering of any bearer certificate will agree that, in connection with the original issuance of such bearer certificate and during the period ending 40 days after the issue of such bearer certificate, they will not offer, sell or deliver such bearer certificate, directly or indirectly, to a U.S. Person (as defined below) or to any person within the United States, except to the extent permitted under U.S. Treasury regulations.

         Bearer certificates will bear a legend to the following effect: "Any United States Person who holds this obligation will be subject to limitations under the United States income tax laws, including the limitations provided in Sections 165(j) and 1287(a) of the Internal Revenue Code." The sections referred to in the legend provide that, with certain exceptions, a United States taxpayer who holds bearer certificates will not be allowed to deduct any loss with respect to, and will not be eligible for capital gain treatment with respect to any gain realized on a sale, exchange, redemption or other disposition of, such bearer certificates.

         As used herein, "United States" means the United States of America and its possessions, and "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, or an estate or trust the income of which is subject to United States Federal income taxation regardless of its source.

         Pending the availability of a definitive global security or individual bearer certificates, as the case may be, certificates that are issuable as bearer certificates may initially be represented by a single temporary global security, without interest coupons, to be deposited with a common depositary in London for Euroclear Bank S.A./N.V., as operator of the Euroclear System ("Euroclear"), and Clearstream Banking, a societe anonyme ("Clearstream Luxembourg"), for credit to the accounts designated by or on behalf of the purchasers thereof. Following the availability of a definitive global security in bearer form, without coupons attached, or individual bearer certificates and subject to any further limitations described in the applicable prospectus supplement, the temporary global security will be exchangeable for interests in such definitive global security or for such individual bearer certificates, respectively, only upon receipt of a "Certificate of Non-U.S. Beneficial Ownership." A "Certificate of Non-U.S. Beneficial Ownership" is a certificate to the effect that a beneficial interest in a temporary global security is owned by a person that is not a U.S. Person or is owned by or through a financial institution in compliance with applicable U.S. Treasury regulations. No bearer certificate will be delivered in or to the United States. If so specified in the applicable prospectus supplement, interest on a temporary global security will be distributed to each of Euroclear and Clearstream Luxembourg with respect to that portion of such temporary global security held for its account, but only upon receipt as of the relevant Distribution Date of a Certificate of Non-U.S. Beneficial Ownership.

                                CURRENCY RISKS

Exchange Rates and Exchange Controls

         An investment in a certificate having a Specified Currency other than U.S. dollars entails significant risks that are not associated with a similar investment in a security denominated in U.S. dollars. Such risks include, without limitation, the possibility of significant changes in rates of exchange between the U.S. dollar and such Specified Currency and the possibility of the imposition or modification of foreign exchange controls with respect to such Specified Currency. Such risks generally depend on factors over which the Depositor has no control, such as economic and political events and the supply of and demand for the relevant currencies. In recent years, rates of exchange between the U.S. dollar and certain currencies have been highly volatile, and such volatility may be expected in the future. Fluctuations in any particular exchange rate that have occurred in the past are not necessarily indicative, however, of fluctuations in the rate that may occur during the term of any certificate. Depreciation of the Specified Currency for a certificate against the U.S. dollar would result in a decrease in the effective yield of such certificate below its Pass-Through Rate and, in certain circumstances, could result in a loss to the investor on a U.S. dollar basis.

         Governments have from time to time imposed, and may in the future impose, exchange controls that could affect exchange rates as well as the availability of a Specified Currency for making distributions in respect of certificates denominated in such currency. At present, the Depositor has identified the following currencies in which distributions of principal, premium and interest on certificates may be made: Australian dollars, Canadian dollars, pounds sterling, Danish kroner, Italian lire, Japanese yen, New Zealand dollars, U.S. dollars and ECU. However, certificates distributable with Specified Currencies other than those listed may be issued at any time. There can be no assurance that exchange controls will not restrict or prohibit distributions of principal, premium or interest in any Specified Currency. Even if there are no actual exchange controls, it is possible that, on a Distribution Date with respect to any particular certificate, the currency in which amounts then due to be distributed in respect of such certificate are distributable would not be available. In that event, such payments will be made in the manner set forth above under "Description of the Certificates--General" or as otherwise specified in the applicable prospectus supplement.

         As set forth in the applicable prospectus supplement, certain of the Underlying Securities may be denominated in a currency other than the Specified Currency. Although payments in respect of principal and interest on the certificates will be made in the Specified Currency, such payments may be based in whole or in part upon receipt by the related trust of payments in the Underlying Securities Currency. An investment in certificates supported by Underlying Securities denominated in a currency other than the Specified Currency entails significant risks not associated with an investment in securities supported by obligations denominated in the same currency as the currency of payment on such securities. Such risks include, without limitation, the possibility of significant changes in rates of exchange between the Specified Currency and the Underlying Securities Currency and the possibility of the imposition or modification of foreign exchange controls with respect to either the Specified Currency or the Underlying Securities Currency.

         Prospective purchasers should consult their own financial and legal advisors as to the risks entailed by an investment in certificates denominated in a currency other than U.S. dollars. Such certificates are not an appropriate investment for persons who are unsophisticated with respect to foreign currency transactions.

         The information set forth in this prospectus is directed to prospective purchasers of certificates who are United States residents. The applicable prospectus supplement for certain issuances of certificates may set forth certain information applicable to prospective purchasers who are residents of countries other than the United States with respect to matters that may affect the purchase or holding of, or receipt of distributions of principal, premium or interest in respect of, such certificates.

         Any prospectus supplement relating to certificates having a Specified Currency other than U.S. dollars will contain information concerning historical exchange rates for such currency against the U.S. dollar, a description of such currency, any exchange controls affecting such currency and any other required information concerning such currency.

Payment Currency

         Except as set forth below or unless otherwise provided in the applicable prospectus supplement, if distributions in respect of a certificate are required to be made in a Specified Currency other than U.S. dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond the Depositor's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then all distributions in respect of such certificate shall be made in U.S. dollars until such currency is again available or so used. The amounts so payable on any date in such currency shall be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency or as otherwise indicated in the applicable prospectus supplement.

         If distribution in respect of a certificate is required to be made in ECU and ECU is no longer used in the European Monetary System, then all distributions in respect of such certificate shall be made in U.S. dollars until ECU is again so used. The amount of each distribution in U.S. dollars shall be computed on the basis of the equivalent of the ECU in U.S. dollars, determined as described below, as of the second Business Day prior to the date on which such distribution is to be made.

         The equivalent of the ECU in U.S. dollars as of any date (the "Day of Valuation") shall be determined for the certificates of any series and class by the applicable trustee on the following basis. The component currencies of the ECU for this purpose (the "Components") shall be the currency amounts that were components of the ECU as of the last date on which the ECU was used in the European Monetary System. The equivalent of the ECU in U.S. dollars shall be calculated by aggregating the U.S. dollar equivalents of the Components. The U.S. dollar equivalent of each of the Components shall be determined by such trustee on the basis of the most recently available Market Exchange Rates for such Components or as otherwise indicated in the applicable prospectus supplement.

         If the official unit of any component currency is altered by way of combination or subdivision, the number of units of that currency as a Component shall be divided or multiplied in the same proportion. If two or more component currencies are consolidated into a single currency, the amounts of those currencies as Components shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated component currencies expressed in such single currency. If any component currency is divided into two or more currencies, the amount of that currency as a Component shall be replaced by amounts of such two or more currencies, each of which shall be equal to the amount of the former component currency divided by the number of currencies into which that currency was divided.

         All determinations referred to above made by the applicable trustee shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on the related certificateholders of such series.

Foreign Currency Judgments

         Unless otherwise specified in the applicable prospectus supplement, the certificates will be governed by and construed in accordance with the law of the State of New York. Courts in the United States customarily have not rendered judgments for money damages denominated in any currency other than the U.S. dollar. A 1987 amendment to the Judiciary Law of the State of New York provides, however, that an action based upon an obligation denominated in a currency other than U.S. dollars will be rendered in the foreign currency of the underlying obligation and converted into U.S. dollars at the rate of exchange prevailing on the date of the entry of the judgment or decree.

                                 UNDERWRITING

         Certificates may be offered in any of three ways: (i) through underwriters or dealers; (ii) directly to one or more purchasers; or (iii) through agents. The applicable prospectus supplement will set forth the terms of the offering of any series of certificates, which may include the names of any underwriters, or initial purchasers, the purchase price of the certificates and the proceeds to the Depositor from the sale, any underwriting discounts and other items constituting underwriters' compensation, any initial public offering price, any discounts or concessions allowed or reallowed or paid to dealers, any securities exchanges on which the certificates may be listed, any restrictions on the sale and delivery of certificates in bearer form and the place and time of delivery of the certificates to be offered thereby.

         If underwriters are used in the sale, certificates will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. Certificates may be offered to the public either through underwriting syndicates represented by managing underwriters or by underwriters without a syndicate. The managing underwriters or underwriters in the United States will include BAS, an affiliate of the Depositor. Unless otherwise set forth in the applicable prospectus supplement, the obligations of the underwriters to purchase the certificates will be subject to certain conditions precedent, and the underwriters will be obligated to purchase all of the certificates if any certificates are purchased. Any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

         Certificates may also be sold through agents designated by the Depositor. Any agent involved in the offer or sale of certificates will be named, and any commissions payable by the Depositor to such agent will be set forth, in the applicable prospectus supplement. Unless otherwise indicated in the applicable prospectus supplement, any agent will act on a best efforts basis for the period of its appointment.

         If so indicated in the applicable prospectus supplement, the Depositor will authorize agents, underwriters or dealers to solicit offers by certain specified institutions to purchase certificates at the public offering price described in such prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a future date specified in such prospectus supplement. Such contracts will be subject only to those conditions set forth in the applicable prospectus supplement and such prospectus supplement will set forth the commissions payable for solicitation of such contracts.

         Any underwriters, dealers or agents participating in the distribution of certificates may be deemed to be underwriters and any discounts or commissions received by them on the sale or resale of certificates may be deemed to be underwriting discounts and commissions under the Securities Act. Agents and underwriters may be entitled under agreements entered into with the Depositor to indemnification by the Depositor against certain civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments that the agents or underwriters may be required to make in respect thereof. Agents and underwriters may be customers of, engage in transactions with, or perform services for, the Depositor or its affiliates in the ordinary course of business.

         BAS is an affiliate of the Depositor. BAS's participation in the offer and sale of certificates complies with the requirements of Section 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc. regarding underwriting securities of an affiliate.

         As to each series of certificates, only those classes rated in one of the investment grade rating categories by a rating agency will be offered hereby. Any unrated classes or classes rated below investment grade may be retained by the Depositor or sold at any time to one or more purchasers.

         Affiliates of the underwriters may act as agents or underwriters in connection with the sale of the certificates. Any affiliate of the underwriters so acting will be named, and its affiliation with the underwriters described, in the related prospectus supplement. Also, affiliates of the underwriters may act as principals or agents in connection with market-making transactions relating to the certificates.

                  IMPORTANT FEDERAL INCOME TAX CONSIDERATIONS

         The following is a summary of material United States federal income tax consequences of the purchase, ownership and disposition of the certificates. It should be considered only in connection with the discussion in the related prospectus supplement with respect to U.S. federal income tax considerations. This summary will be based on the Internal Revenue Code of 1986, as well as Treasury regulations and administrative and judicial rulings and practice, all of which are subject to change, possibly with retroactive effect. This summary is intended as an explanatory discussion of the consequences of holding the certificates generally and does not purport to furnish information in the level of detail or with the investor's specific tax circumstances that would be provided by an investor's own tax advisor. Accordingly, it is strongly recommended that each prospective investor consult with its own tax advisor regarding the application of United States federal income tax laws, as well as any state, local, foreign or other tax laws, to their particular situations. Prior to the issuance of any series of securities, Special Tax Counsel will provide an opinion relating to the classification of the trust for federal income tax purposes as described below.

         It is a condition to the issuance of securities that Special Tax Counsel deliver either an opinion to the effect that, for federal income tax purposes, the trust will not be characterized as an association (or publicly traded partnership) taxable as a corporation or an opinion to the effect that, for federal income tax purposes, the trust will be classified as a financial asset securitization investment trust under sections 860H through 860L of the Internal Revenue Code of 1986, as amended. Special Tax Counsel has not delivered (and unless otherwise indicated in the related prospectus supplement does not intend to deliver) any other opinions regarding the trust or the certificates. Prospective investors should be aware that no rulings have been sought from the Internal Revenue Service (the "IRS"), and that legal opinions are not binding on the IRS or the courts. Accordingly, there can be no assurance that the IRS or the courts will agree with Special Tax Counsel's opinions. If, contrary to Special Tax Counsel's opinion, the trust is characterized or treated as a corporation for federal income tax purposes, among other consequences, the trust would be subject to federal income tax (and possibly state income or franchise taxes) on its income and distributions to certificateholders would be impaired.

State and Other Tax Consequences

         In addition to the federal income tax consequences described above and in the related prospectus supplement, potential investors should consider the state, local and foreign tax consequences of the acquisition, ownership and disposition of the certificates. State, local and foreign tax law may differ substantially from federal tax law, and this discussion and the discussion in the related prospectus supplement do not purport to describe any aspect of the tax law of a state or other jurisdiction (including whether the trust, if treated as a partnership for federal income tax purposes, would be treated as a partnership under any state or local jurisdiction). Therefore, it is strongly recommended that prospective purchasers consult their own tax advisers with respect to such matters.

                             ERISA CONSIDERATIONS

General

         The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Internal Revenue Code of 1986, as amended (the "Code"), impose certain restrictions on (a) employee benefit plans (as defined in Section 3(3) of ERISA), (b) plans described in section 4975(e)(1) of the Code, including individual retirement accounts or Keogh plans, (c) any entities whose underlying assets include plan assets by reason of a plan's investment in such entities (each a "Plan") and (d) persons who have certain specified relationships to such Plans ("Parties-in-Interest" under ERISA and "Disqualified Persons" under the Code). Moreover, based on the reasoning of the United States Supreme Court in John Hancock Life Ins. Co. v. Harris Trust and Sav. Bank, 114 S. Ct. 517 (1993), an insurance company's general account may be deemed to include assets of the Plans investing in the general account (e.g., through the purchase of an annuity contract), and the insurance company might be treated as a Party-in-Interest with respect to a Plan by virtue of such investment. ERISA also imposes certain duties on persons who are fiduciaries of Plans subject to ERISA and prohibits certain transactions between a Plan and Parties-in-Interest or Disqualified Persons with respect to such Plans.

         The United States Department of Labor (the "DOL") has promulgated a regulation, 29 C.F.R. ss.2510.3-101 (the "Plan Asset Regulation") describing what constitutes the assets of a Plan with respect to the Plan's investment in an entity for purposes of the fiduciary responsibility provisions of Title I of ERISA and Section 4975 of the Code. Under the Plan Asset Regulation, if a Plan invests in an "equity interest" of an entity that is neither a "publicly offered security" nor a security issued by an investment company registered under the Investment Company Act of 1940, as amended, the Plan's assets are deemed to include both the equity interest itself and an undivided interest in each of the entity's underlying assets, unless it is established that the entity is an "operating company" or that equity participation by "benefit plan investors" is not "significant." The Plan Asset Regulation defines an "equity interest" as any interest in an entity other than an instrument that is treated as indebtedness under applicable local law and which has no substantial equity features. Although it is not free from doubt, the certificates offered hereby should be treated as "equity interests" for purposes of the Plan Asset Regulation.

Publicly Held Securities Exception

         One exception under the Plan Asset Regulation provides that an investing Plan's assets will not include any of the underlying assets of an entity if the class of "equity" interests in question are (i) widely held (i.e., held by 100 or more investors who are independent of the issuer and each other), (ii) freely transferable, and (iii) either (a) part of a class of securities registered under Section 12(b) or 12(g) of the Exchange Act, or (b) sold as part of an offering of securities to the public pursuant to an effective registration statement under the Securities Act and such class is registered under the Exchange Act within 120 days after the end of the fiscal year of the issuer during which the offering of such securities to the public occurred (the "Publicly Offered Securities Exception").

25% Limitation

         Another exception under the Plan Asset Regulation is available if equity participation in an entity by Benefit Plan Investors is not "significant." The Plan Asset Regulation provides that equity participation in an entity by Benefit Plan Investors is "significant" on any date if, immediately after the most recent acquisition of any equity interest in the entity, 25% or more of the value of any class of equity interest in the entity is held by Benefit Plan Investors (the "25% Limitation"). The term "Benefit Plan Investor" is defined to include any (i) "employee benefit plan" (as defined in Section 3(3) of ERISA), whether or not subject to Title I of ERISA, including without limitation governmental plans, foreign pension plans and church plans, (ii) "plan" (as defined in Section 4975(e)(1) of the Code), whether or not subject to Section 4975 of the Code, including without limitation individual retirement accounts and Keogh plans, or (iii) entity whose underlying assets include plan assets by reason of such an employee benefit plan's or plan's investment in such entity, including without limitation, as applicable, an insurance company general account. For purposes of making determinations under the 25% Limitation, (i) the value of any equity interests held by a person (other than a Benefit Plan Investor) that has discretionary authority or control with respect to the assets of the entity or that provides investment advice for a fee (direct or indirect) with respect to such assets, or any affiliate of such a person (each such person or affiliate, a "Controlling Person"), is disregarded, and (ii) only the proportion of an insurance company general account's equity investment in the entity that represents plan assets is taken into account.

         If any class of certificates offered hereby does not meet the Publicly Offered Securities Exception, the [Underwriter] may limit equity participation in the trust by Benefit Plan Investors to less than 25% of a particular class of certificates or prohibit investors using assets of Plans subject to Title I of ERISA or Section 4975 of the Code (including assets of an insurance company general account) from acquiring such class of certificates. In such case, each purchaser of such class of certificates will be required to represent and warrant (A) whether or not it is a Benefit Plan Investor and whether or not it is a Controlling Person or (B) whether or not it using assets of Plans subject to Title I of ERISA or Section 4975 of the Code, as applicable. Any purported purchase or transfer of such class of Certificate by a purchaser or to a transferee that does not comply with the foregoing shall be null and void ab initio. [For a discussion of transfer restrictions with respect to the Certificates, see "Transferability of Units."]

         If any class of certificates offered hereby does not meet the Publicly Offered Securities Exception and equity participation in the certificates by Benefit Plan Investors as defined above is "significant" within the meaning of the Plan Asset Regulation, the assets of the trust could be deemed to be the assets of Plans investing in the Certificates, as applicable. If the assets of the trust were deemed to constitute the assets of an investing Plan, (i) transactions involving the assets of the trust could be subject to the fiduciary responsibility and prohibited transaction provisions of ERISA and Section 4975 of the Code for which no exemption may be available,
(ii) the assets of the trust could be subject to ERISA's reporting and disclosure requirements, and (iii) the fiduciary causing the Plan to make an investment in the Certificates could be deemed to have delegated its responsibility to manage the assets of the Plan.

Insurance Company General Accounts

         Any purchaser that is an insurance company using the assets of an insurance company general account should note that under Section 401(c) of ERISA (relating to the status of the assets of insurance company general accounts under ERISA and Section 4975 of the Code), the Department of Labor issued final regulations effective January 5, 2000 (the "General Account Regulations"), with respect to insurance policies issued on or before December 31, 1998 that are supported by an insurer's general account. As a result of these regulations, assets of an insurance company general account will not be treated as "plan assets" for purposes of the fiduciary responsibility provisions of ERISA and Section 4975 of the Code to the extent such assets relate to contracts issued to employee benefit plans on or before December 31, 1998 and the insurer satisfies various conditions. The plan asset status of insurance company separate accounts is unaffected by new Section 401(c) of ERISA, and separate account assets continue to be treated as the plan assets of any such plan invested in a separate account.

Governmental and Church Plans

         Certain employee benefit plans, such as governmental plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in
Section 3(33) of ERISA) and certain foreign plans are not subject to the requirements of Title I of ERISA or Section 4975 of the Code. Such plans, however, may be treated as Benefit Plan Investors for purposes of the 25% Limitation, and for any such plan that is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code is subject to the prohibited transaction rules set forth in Section 503 of the Code.

General Investment Considerations

         Any Plan fiduciary that proposes to cause a Plan to purchase certificates should consult with its counsel with respect to the potential applicability of ERISA and the Code to such investment and determine on its own whether any exceptions or exemptions are applicable (including the Publicly Offered Securities Exception) and whether all conditions of any such exceptions or exemptions have been satisfied.

         Moreover each Plan fiduciary should determine whether, under the general fiduciary standards of investment prudence and diversification, an investment in the certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

         The sale of the certificates is in no respect a representation by the [Underwriter], the Trustee or any other person that such an investment meets all relevant legal requirements with respect to investments by Plans generally or that such an investment is appropriate for any particular Plan. See "ERISA Considerations" in the prospectus supplement.

                                LEGAL OPINIONS

         Certain legal matters with respect to the certificates will be passed upon for the Depositor and the underwriters by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, or other counsel identified in the applicable prospectus supplement.


                         INDEX OF TERMS FOR PROSPECTUS

                                                                                                 Page
                                                                                                 ----
$ ..................................................................................................2
25% Limitation  ...................................................................................67
Administrative Agent Termination Events............................................................55
Asset-Backed Agreements............................................................................37
Asset-Backed Securities............................................................................31
BAS ................................................................................................2
Base Rate .........................................................................................17
Benefit Plan Investor..............................................................................67
Business Day  .....................................................................................16
Calculation Agent .................................................................................18
CD Rate  ......................................................................................19, 20
CD Rate Calculation Date...........................................................................20
CD Rate Certificate................................................................................17
CD Rate Determination Date.........................................................................19
certificate .......................................................................................11
certificate account................................................................................49
Certificate of Non-U.S. Beneficial Ownership.......................................................61
Certificate Principal Balance......................................................................24
Clearstream Luxembourg.............................................................................61
Code ..........................................................................................65, 66
Commercial Paper Rate..............................................................................20
Commercial Paper Rate Calculation Date.............................................................21
Commercial Paper Rate Certificate..................................................................17
Commercial Paper Rate Determination Date...........................................................20
Components  .......................................................................................63
Composite Quotations...............................................................................18
Concentrated Underlying Security...................................................................35
Controlling Person.................................................................................68
Corporate Securities...............................................................................32
Credit Support ....................................................................................47
Cut-off Date  .....................................................................................50
Day of Valuation  .................................................................................63
definitive certificate.............................................................................28
Depositary  .......................................................................................28
Deposited Asset   .................................................................................50
Deposited Assets  ..............................................................................i, 50
Deposited Assets Instruments.......................................................................51
Determination Date.................................................................................14
Disqualified Persons...............................................................................67
Distribution Date ..................................................................................i
DOL  ..............................................................................................67
dollar..............................................................................................2
Domestic Corporate Securities......................................................................31
Domestic Government Securities.....................................................................32
Dual Currency Certificates.........................................................................26
Dutch Auction  ....................................................................................24
Equipment Trust Certificates.......................................................................31
ERISA  ............................................................................................66
ETC Credit Entity .................................................................................36
ETC Issuer  .......................................................................................36
Euroclear  ........................................................................................61
Exchange Act .......................................................................................1
Exchange Rate Agent................................................................................14
Exchangeable Series................................................................................26
Face Amount .......................................................................................25
Fannie Mae ........................................................................................37
FASIT  ............................................................................................14
Federal Funds Rate.................................................................................21
Federal Funds Rate Calculation Date................................................................21
Federal Funds Rate Certificate.....................................................................17
Federal Funds Rate Determination Date..............................................................21
FHLMC   ...........................................................................................37
FIRRE Act  ........................................................................................40
Fixed Pass-Through Rate............................................................................12
Fixed Rate Certificates............................................................................16
Floating Rate Certificates.....................................................................17, 18
Foreign Currency Certificate.......................................................................25
Foreign Fiscal Agent...............................................................................43
Foreign Government Securities......................................................................32
Foreign Private Securities.........................................................................32
Freddie Mac .......................................................................................38
General Account Regulations........................................................................68
Government Securities..............................................................................32
GSEs  .............................................................................................32
GTC Notes .........................................................................................43
GTCs ..............................................................................................32
H.15(519) .........................................................................................18
incorporate by reference............................................................................1
Index Maturity  ...................................................................................18
Indexed Certificates...............................................................................25
Indexed Commodity .................................................................................25
Indexed Currency  .................................................................................25
Indexed Principal Amount...........................................................................25
Initial Pass-Through Rate..........................................................................17
Interest Accrual Period............................................................................18
Interest Reset Date................................................................................18
IRS               ..............................................................................4, 65
LIBOR             .............................................................................21, 22
LIBOR Certificate .................................................................................17
LIBOR Determination Date...........................................................................21
London Banking Day.................................................................................16
Market Exchange Rate...............................................................................14
Maximum Pass-Through Rate..........................................................................18
Minimum Pass-Through Rate..........................................................................18
Money Market Yield.................................................................................20
Nonrecoverable Advance.............................................................................53
Notional Amount   .................................................................................16
Optional Exchange Date.............................................................................26
Original Issue Date................................................................................12
Other Deposited Assets.............................................................................46
Outstanding Debt Securities........................................................................35
participants ......................................................................................28
Parties-in-Interest................................................................................67
Pass-Through Rate .................................................................................12
Plan ..............................................................................................67
Plan Asset Regulation..............................................................................67
Private Sector Securities..........................................................................31
publicly issued  ..................................................................................32
Publicly Offered Securities Exception..............................................................67
Purchase Price  ...................................................................................60
Realized Losses  ..................................................................................25
Reference Entity  .................................................................................46
Reference Security.................................................................................47
Related Proceeds  .................................................................................53
Required Percentage................................................................................55
Required Percentage-Administrative Agent Termination...............................................55
Required Percentage-Amendment......................................................................57
Required Percentage-Remedies.......................................................................56
Required Percentage-Waiver.........................................................................57
reserve account . .................................................................................48
Retained Interest ..................................................................................9
Reuters Screen LIBO Page...........................................................................22
Sallie Mae  ...................................................................................37, 39
Schedule B  .......................................................................................43
Secured Underlying Securities......................................................................35
Senior Underlying Securities.......................................................................35
Specified Currency.................................................................................13
Spread ............................................................................................17
Spread Multiplier .................................................................................17
Strip Certificates.................................................................................13
Stripped Interest .................................................................................16
Sub-Administrative Agent...........................................................................51
Subordinated Underlying Securities.................................................................35
Systemwide Debt Securities.........................................................................41
Treasury bills ....................................................................................22
Treasury Rate  ................................................................................22, 23
Treasury Rate Calculation Date.....................................................................23
Treasury Rate Certificate..........................................................................17
Treasury Rate Determination Date...................................................................23
Treasury Securities................................................................................32
Trust Indenture Act................................................................................33
Trust Preferred Securities.........................................................................31
U.S. dollars .......................................................................................2
U.S. Person .......................................................................................61
U.S.$ ..............................................................................................2
UCC  ..............................................................................................37
Underlying Securities...........................................................................i, 30
Underlying Securities Currency.....................................................................45
Underlying Securities Indenture....................................................................33
Underlying Securities Interest Accrual Periods.....................................................44
Underlying Securities Issuer........................................................................7
Underlying Securities Payment Dates................................................................44
Underlying Securities Rate.........................................................................44
Underlying Securities Trustee......................................................................33
Underlying Security Events of Default..............................................................35
United States  ....................................................................................61
USD ................................................................................................2
Variable Pass-Through Rate.........................................................................12
Voting Rights .....................................................................................55

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

       OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION (ITEM 14 OF FORM S-3)

         The expenses estimated to be incurred in connection with the issuance and distribution of the securities being registered, other than underwriting compensation, are as set forth below.

    SEC Filing Fee for Registration Statement               $      80.90     *
    Accounting Fees and Expenses                            $   [           ]*
    Trustee's Fees and Expenses
    (including counsel fees)                                $   [           ]*
    Blue Sky Fees and Expenses                              $   [           ]*
    Listing Fees                                            $   [           ]*
    Printing and Engraving Fees                             $   [           ]*
    Rating Agency Fees                                      $   [           ]*
    Miscellaneous                                           $   [           ]*
                                                                =============
    Total                                                   $   [           ]*

* All amounts, except the SEC Filing Fee, are estimates for expenses incurred or to be incurred in accordance with Item 511 of Regulation S-K.


        INDEMNIFICATION OF DIRECTORS AND OFFICERS (ITEM 15 OF FORM S-3)

         Section 18-108 of the Delaware Limited Liability Company Act, as amended (the "Delaware Act"), grants a Delaware limited liability company the power, subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement to indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever. Section 3.13(a) of the Limited Liability Company Agreement of the Depositor (the "Agreement") provides that no manager (or affiliate thereof), member or officer of the Depositor shall have any liability to the Depositor for any act or failure to act on behalf of the Depositor unless such act or failure to act resulted from the gross negligence or intentional misconduct of such person or entity. Section 3.13(e) of the Agreement provides that the managers (any affiliate of the managers), any officers, directors, stockholders or employees of any affiliate of the managers and the members, officers and employees of the Depositor shall be "Covered Persons" under the Agreement. In addition, Section 3.13(b) of the Agreement provides that to the fullest extent permitted by applicable law, the Depositor shall indemnify and hold harmless each of Covered Person from and against any and all losses, claims, demands, liabilities, expenses, judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, in which the Covered Person may be involved, or is threatened to be involved, as a party or otherwise, by reason of its management of the affairs of the Depositor or which relates to or arises out of the Depositor or its property, business or affairs. A Covered Person shall not be entitled to indemnification with respect to any claim, issue or matter in which it has engaged in fraud, willful misconduct, bad faith or gross negligence. Section 18-303 of the Delaware Act provides that except as otherwise provided therein the debts, obligations and liabilities of a limited liability company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the limited liability company, and no member or manager of a limited liability company shall be obligated personally for any such debt, obligation or liability of the limited liability company solely by reason of being a member or acting as a manager of the limited liability company.
Section 1.5 of the Agreement provides that except as otherwise provided by the Delaware Act, the debts, obligations and liabilities of the Depositor, whether existing in contract, tort, or otherwise shall be obligations and liabilities of the Depositor and no member or manager shall be obligated personally for such debt, obligation or liability of the Depositor solely by means of being a member or manager of the Depositor. Section 3.13(a) provides that any Covered Person shall be fully protected from any action or inaction based upon or in accordance with the advice or opinions received from counsel or accountants or other professionals consulted in respect of the affairs of the Depositor. In addition, no manager shall be liable for the gross negligence, dishonesty or bad faith of any officer, employee, or other agent selected by the board of managers of the Depositor with reasonable care. Notwithstanding any of the foregoing to the contrary, the provisions of Section 3.13 of the Agreement shall not relieve any Covered Person of any liability, to the extent that such liability may not be waived, modified or limited under applicable law.

                        EXHIBITS (ITEM 16 OF FORM S-3)

Exhibits                   Description of Exhibit

      1.1      --       Form of Underwriting Agreement.**

      3.1      --       Certificate of Formation of the Depositor.**

      3.2      --       Limited Liability Company Agreement of the Depositor.**

      4.1.1    --       Form of Standard Terms for Trust Agreement (supersedes
                        Exhibit 4.1.1 to Bond Products Depositor LLC
                        Registration Statement on Form S-3 filed with the Securities and Exchange Commission on May 7, 2003).

      4.1.2    --       Form of Series Supplement (supersedes Exhibit 4.1.2 to
                        Bond Products Depositor LLC Registration Statement on
                        Form S-3 filed with the Securities and Exchange
                        Commission on May 7, 2003).

      4.2      --       Market Agent Agreement

      4.3      --       Call Option Agreement

      4.4      --       Administration Agreement

      5.1      --       Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
                        with respect to legality (including consent of such firm).

      8.1      --       Opinion of Skadden, Arps, Slate, Meagher & Flom
                        LLP with respect to material tax matters (including consent of such firm).

      23.1     --       Consent of Skadden, Arps, Slate, Meagher & Flom LLP
                        (included as part of Exhibit 5.1 and Exhibit 8.1).

      24.1     --       Power of Attorney (included on Signature Page to
                        Registration Statement).**

      25.1     --       Statement of Eligibility of Trustee.*

      *        To be filed by amendment.
      **       Previously filed.


                      UNDERTAKINGS (ITEM 17 OF FORM S-3)

A.       Undertakings Pursuant to Rule 415

         The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act") (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement (notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement), and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with of furnished to the Securities and Exchange Commission by the Registrant pursuant to Section 13 of 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

         (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

B. Undertakings in Respect of Filings Incorporating Subsequent Exchange Act Documents by Reference

         The undersigned Registrant hereby undertakes, that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

C. Undertakings in Respect of Requests for Acceleration of Effective Date Pursuant to Rule 461

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies on behalf of the Bond Products Depositor LLC (the "Company") that he has reasonable grounds to believe that the Company meets all of the requirements for filing on Form S-3, it believes that the securities rating requirement for use of Form S-3 will be met by the time of sale of the securities and it has duly caused this Amendment Number 2 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 20th day of August, 2003.

                               Bond Products Depositor  LLC


                               By:   /s/ Corey B. Pinkston
                                    ------------------------------------------
                                    Corey B. Pinkston
                                    President and Principal Executive Officer

         Pursuant to the requirements of the Securities Act, this Form S-3 Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


SIGNATURE                                       DATE                          TITLE

         *                                  August 20, 2003            Chairman of the Board
-----------------------------------                                    and Manager
James R. Stenson


         *                                  August 20, 2003            President, Principal Executive
-----------------------------------                                    Officer and Manager
Corey B. Pinkston


         *                                  August 20, 2003            Senior Vice President,
-----------------------------------                                    Principal Accounting Officer
Stephen K. Stegemeyer                                                  and Manager


         *                                  August 20, 2003            Principal Financial Officer
-----------------------------------                                    and Manager
George C. Carp


         *                                  August 20, 2003            Manager
-----------------------------------
David J. Walker



*   By:       /s/ Stephen K. Stegemeyer
           ------------------------------
            Stephen K. Stegemeyer

                                 EXHIBIT INDEX


Page Number                Description of Exhibit

      1.1      --       Form of Underwriting Agreement.**

      3.1      --       Certificate of Formation of the Depositor.**

      3.2      --       Limited Liability Company Agreement of the Depositor.**

      4.1.1    --       Form of Standard Terms for Trust Agreement (supersedes
                        Exhibit 4.1.1 to Bond Products Depositor LLC
                        Registration Statement on Form S-3 filed with the Securities and Exchange Commission on May 7, 2003).

      4.1.2    --       Form of Series Supplement (supersedes Exhibit 4.1.2 to
                        Bond Products Depositor LLC Registration Statement on
                        Form S-3 filed with the Securities and Exchange
                        Commission on May 7, 2003).

      4.2      --       Market Agent Agreement

      4.3      --       Call Option Agreement

      4.4      --       Administration Agreement

      5.1      --       Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
                        with respect to legality (including consent of such firm).

      8.1      --       Opinion of Skadden, Arps, Slate, Meagher & Flom
                        LLP with respect to material tax matters (including consent of such firm).

      23.1     --       Consent of Skadden, Arps, Slate, Meagher & Flom LLP
                        (included as part of Exhibit 5.1 and Exhibit 8.1).

      24.1     --       Power of Attorney (included on Signature Page to
                        Registration Statement).**

      25.1     --       Statement of Eligibility of Trustee.*

      *        To be filed by amendment.
      **       Previously filed.